Registration No. 2-74288
                811-3275

U. S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF
1933

[_]  Pre-Effective Amendment No.


[X]  Post-Effective Amendment  No. 92


REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940,


Amendment No. 94


SMITH BARNEY INVESTMENT FUNDS INC.

(Exact name of Registrant as Specified in Charter)
125 Broad Street, New York, New York 10004
(Address of Principal Executive Offices) (Zip Code)
(800)-451-2010
(Registrant's Telephone Number, including Area Code:)
Robert I. Frenkel

300 First Stamford Place, Stamford, CT 06902

(Name and Address of Agent For Service)
Continuous
(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective:

[_]  immediately upon filing pursuant to Paragraph (b) of Rule 485


[X]  On January 28, 2004 pursuant to paragraph (b) of Rule 485


[_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485 On (date) pursuant to paragraph (a)(1) of Rule 485

[_] 75 days after filing pursuant to paragraph (a)(2) of Rule 485 [_] On (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Common Stock

                              SMITH BARNEY GROUP
                                 SPECTRUM FUND

      Class A, B, L and Y Shares

      January 28, 2004





      The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.


[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./r/

  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK  GUARANTEE . MAY LOSE VALUE


                                  PROSPECTUS

Smith Barney Group Spectrum Fund

  Contents


               Investments, risks and performance...........  2

               More on the fund's investments...............  7

               Management...................................  7

               Choosing a class of shares to buy............ 10

               Comparing the fund's classes................. 11

               Sales charges................................ 12

               More about deferred sales charges............ 14

               Buying shares................................ 15

               Exchanging shares............................ 16

               Redeeming shares............................. 18

               Other things to know about share transactions 20

               Dividends, distributions and taxes........... 22

               Share price.................................. 23

               Financial highlights......................... 24


                                                      Smith Barney Mutual Funds

  Investments, risks and performance

Investment objective
The fund seeks capital appreciation.

Principal investment strategies
Key investments The fund seeks to outperform the S&P 500 Index by investing, to the extent the fund is invested in equity securities, in the common stocks that comprise the sub-industries of the S&P 500 Index that have been determined by the Smith Barney Group Spectrum Allocation Model (the "Allocation Model") as likely to outperform the entire S&P 500 Index. The fund intends to invest the remainder of its assets in money market instruments.

The Allocation Model The Allocation Model tracks the more than 100 sub-industries that comprise the S&P 500 Index and employs technical analysis of each sub-industry in compiling on a weekly basis a "buy," "hold," "avoid" or "sell" recommendation for each such sub-industry. The Allocation Model is a "paper portfolio" that "buys" and "sells" securities of sub-industries based on the recommendations. The Allocation Model "buys" an entire group of stocks; it does not have the ability to discriminate and pick only the technically stronger looking companies in the sub-industry. If a sub-industry is downgraded during a week from "hold" to "avoid," and it appears in the Allocation Model, the group of securities that comprise that sub-industry is sold. If a sub-industry is upgraded to the "buy" list, the Allocation Model attempts to "own" over two-times market weight in that sub-industry. The Allocation Model attempts to "own" over one-times market weight in a sub-industry on the "hold" list. Cash may build in the Allocation Model to the extent that there are sufficient downgrades (from "hold" to "avoid," for example); market timing itself plays no role in the Allocation Model's cash position.

Selection process The manager does not seek to select securities based on their individual potential to outperform the S&P 500 Index. Instead, the manager seeks to replicate the performance of the Allocation Model by basing its investment decisions on the recommendations of the Allocation Model. Once the Allocation Model deems a sub-industry of the S&P 500 Index to be technically stronger, the manager will purchase the securities of all companies in the sub-industry proportionate to their weightings therein. Conversely, when the Allocation Model downgrades a sub-industry from "hold" to "avoid," the manager will sell the securities of each issuer within the sub-industry. To the extent the recommendations of the Allocation Model or other factors do not permit the fund to be fully invested, the fund intends to invest in any type of money market instrument.


Smith Barney Group Spectrum Fund

The manager will become aware of the Allocation Model's weekly sub-industry recommendations when such recommendations are made publicly available.

Technical analysis Technical analysis generally consists of a systematic and analytical approach to the analysis of stock prices. Technical analysis is not concerned with the financial position of a company but instead relies exclusively on the use of charts and computer programs with respect to price and volume data in an attempt to identify trends or patterns of supply versus demand in the marketplace which are then utilized to draw conclusions as to present market position and possible future market action.

Principal risks of investing in the fund
Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, if:

..  The Allocation Model's sub-industry recommendations prove to be incorrect
..  U.S. stock markets decline or perform poorly relative to other types of investments
..  Large capitalization stocks fall out of favor with investors
.. The fund is unable to achieve a high correlation with the performance of the Allocation Model


The activities of the manager, Smith Barney Fund Management LLC, and its affiliates, such as Citigroup Inc., Citibank N.A. and Citigroup Global Markets Inc. ("CGM"), may from time to time limit the fund's ability to purchase or sell securities in accordance with the recommendations of the Allocation Model including stock issued by Citigroup and certain companies doing business with Citigroup or its affiliates.


Sector concentration A fund that invests more than 25% of its net assets in a particular industry or group of related industries (market sector) is subject to increased risk. Fund performance will largely depend upon the sector's performance, which may differ in direction and degree from that of the overall stock market. Financial, economic, business, political and other developments affecting the sector will have a greater effect on the fund.

Who may want to invest The fund may be an appropriate investment if you:

..  Are seeking to participate in the capital appreciation potential of the S&P
   500 Index
..  Are looking for an investment with potentially greater return but higher risk than other equity or fixed income investments
..  Are willing to accept the risks of the stock market


                                                      Smith Barney Mutual Funds

.. Are willing to accept an investment with a higher allocation to money market instruments than other stock funds which remain fully invested in equity securities at all times.

The investment policies employed by the fund in an attempt to outperform the S&P 500 Index may be considered aggressive and, accordingly, may not be appropriate for all investors.

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information below show performance of the fund's Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B, L, and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, the impact of taxes paid on the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                        Total Return for Class A Shares

                                     [CHART]

                        Calendar years ended December 31

                           2001      2002      2003
                         -------   -------    ------
                         (21.83)%  (17.55)%   17.14%


Highest and lowest quarter returns
(for periods shown in the bar chart)

Highest: 9.65% in 4th Quarter 2003; Lowest: (12.17)% in 1st Quarter 2001;



Smith Barney Group Spectrum Fund

                         Average Annual Total Returns

                         (for periods ended 12/31/03)



                                                         Since   Inception
                                                1 Year Inception   Date
     Class A Return Before Taxes                11.32%  (9.41)%  10/30/00
     Class A Return After Taxes on
     Distributions/(1)/                         11.32%  (9.44)%  10/30/00
     Class A Return After Taxes on
     Distributions and Sale of Fund Shares/(1)/  7.36%  (7.87)%  10/30/00
     Class B Return Before Taxes                11.17%  (9.21)%  10/30/00
     Class L Return Before Taxes                14.08%  (8.93)%  10/30/00
     Class Y Return Before Taxes                   n/a      n/a     *
     S&P 500 Index/(2)/                         28.67%  (6.16)%     **


* No Class Y shares were outstanding during the calendar year ended 12/31/03.


**Index comparison from 10/30/00 through 12/31/03.

/(1)/After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B, Class L and Class Y shares will vary.
/(2)/The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The S&P 500 Index performance numbers shown are price returns only. The price returns shown do not reflect the reinvestment of dividends, which would result in higher returns. It is not possible to invest directly in the Index. The Index does not reflect deductions for fees, expenses or taxes.


                                                      Smith Barney Mutual Funds

Fee table
This table sets forth the fees and expenses you may pay if you invest in fund shares.

                               Shareholder fees


  (fees paid directly from your investment) Class A Class B Class L Class Y**
   Maximum sales charge (load)
   imposed on purchases (as a % of
   offering price)                           5.00%    None   1.00%     None
   Maximum deferred sales charge (load)
   (as a % of the lower of net asset value
   at purchase or redemption)                 None*  5.00%   1.00%     None

                        Annual fund operating expenses
  (expenses deducted from fund assets)
   Management fee                            0.65%   0.65%   0.65%    0.65%
   Distribution and service (12b-1) fee      0.25%   1.00%   1.00%     None
   Other expenses                            0.21%   0.23%   0.21%    0.21%
                                             -----   -----   -----    -----
   Total annual fund operating expenses      1.11%   1.88%   1.86%    0.86%

* You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

**For Class Y shares, "Other expenses" have been estimated because no Class Y shares were outstanding during the fiscal year ended September 30, 2003.


Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

..  You invest $10,000 in the fund for the period shown
..  Your investment has a 5.00% return each year
.. You reinvest all distributions and dividends without a sales charge .. The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

                      Number of years you own your shares


                                      1 year 3 years 5 years 10 years
Class A (with or without redemption)   $608   $835   $1,081   $1,784
Class B (redemption at end of period)  $691   $891   $1,116   $2,000*
Class B (no redemption)                $191   $591   $1,016   $2,000*
Class L (redemption at end of period)  $387   $679   $1,096   $2,258
Class L (no redemption)                $287   $679   $1,096   $2,258
Class Y (with or without redemption)   $ 88   $274   $  477   $1,061


* assumes conversion to Class A shares approximately eight years after purchase.



Smith Barney Group Spectrum Fund

  More on the fund's investments

Futures Contracts and Other Derivatives The fund may use futures contracts and other derivative instruments in strategies intended to simulate investments in the recommended sub-industries of the S&P 500 Index while retaining cash for fund management purposes.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more indices or securities. Even a small investment in derivative contracts can have a big impact on the fund's stock market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets. To the extent the fund engages in over-the-counter ("OTC") derivative transactions, the risks generally applicable to futures contracts and other derivatives are increased as the responsibility for performing all transactions with respect to OTC options rests with the writer and the holder of those options.

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Master/feeder option The fund may in the future seek to achieve its investment objective by investing all of its net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the fund.

  Management


Manager The fund's investment manager is Smith Barney Fund Management LLC ("SBFM" or the "manager"), an affiliate of CGM. The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments and oversees its operations. The manager and CGM are subsidiaries of Citigroup Inc. Citigroup businesses offer a broad range of financial services --asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer



                                                      Smith Barney Mutual Funds
and corporate customers around the world. Kevin Kopczynski, investment officer of the fund and director of CGM, has been responsible for the day-to-day management of the fund and implementation of the Allocation Model since the fund's inception.


Management fee For its services, the manager will receive an annual investment management fee equal to 0.65% of the fund's average daily net assets.

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and L shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.


In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.



Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb, serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain functions including shareholder record keeping and accounting services.



Recent Developments The fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes SBFM and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended, eliminating those benefits in exchange for arrangements that included a one-time payment from the subcontractor.



Smith Barney Group Spectrum Fund

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.



CAM has begun to take corrective actions. CAM will pay to the applicable funds $16 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.



CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter.





                                                      Smith Barney Mutual Funds

  Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

.. If you plan to invest regularly or in large amounts, buying Class A shares, or, if you meet the minimum investment requirement, Class Y shares, may help you reduce sales charges and ongoing expenses.
.. For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares), will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.
.. Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares and Class L shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:

..  A broker-dealer, financial intermediary, financial institution or the distributor's financial consultants (each called a "Service Agent")
.. The fund, but only if you are investing through certain qualified plans or Service Agents

All classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.


                                               Initial           Additional
                                     Classes A, B, L   Class Y   All Classes
   General                               $1,000      $15 million     $50
   IRAs, Self Employed Retirement
   Plans, Uniform Gifts or Transfers
   to Minor Accounts                      $250       $15 million     $50
   Qualified Retirement Plans*            $25        $15 million     $25
   Simple IRAs                             $1            n/a         $1
   Monthly Systematic Investment
   Plans                                  $25            n/a         $25
   Quarterly Systematic Investment
   Plans                                  $50            n/a         $50


* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.


Smith Barney Group Spectrum Fund

  Comparing the fund's classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.


                    Class A            Class B           Class L           Class Y
Key features   .Initial sales     .No initial       .Initial sales     .No initial or
                charge             sales charge      charge is          deferred sales
               .You may qual-     .Deferred sales    lower than         charge
                ify for reduct-    charge de-        Class A           .Must invest at
                ion or waiver      clines over      .Deferred sales     least $15
                of initial sales   time              charge for         million
                charge            .Converts to       only 1 year       .Lower annual
               .Lower annual       Class A after 8  .Does not con       expenses than
                expenses than      years             vert to Class A    the other
                Class B and       .Higher annual    .Higher annual      classes
                Class L            expenses than     expenses than
                                   Class A           Class A
---------------------------------------------------------------------------------------
Initial sales   Up to 5.00%;       None              1.00%              None
charge          reduced for
                large purchases
                and waived for
                certain invest
                ors. No charge
                for purchases
                of $1,000,000
                or more
---------------------------------------------------------------------------------------
Deferred sales  1.00% on           Up to 5.00%       1.00% if you       None
charge          purhases of        charged when      redeem within 1
                $1,000,000 or      you redeem        year of purchase
                more if you        shares. The
                redeem within      charge is
                1 year             reduced over
                of purchase        time and there
                                   is no deferred
                                   sales charge
                                   after 5 years
---------------------------------------------------------------------------------------
Annual          0.25% of           1.00% of          1.00% of           None
distribution    average daily      average daily     average daily
and service     net assets         net assets        net assets
fees
---------------------------------------------------------------------------------------
Exchangeable    Class A shares     Class B shares    Class L shares     Class Y shares
into*           of most Smith      of most Smith     of most Smith      of most Smith
                Barney funds       Barney funds      Barney funds       Barney funds
---------------------------------------------------------------------------------------


* Ask your Service Agent for the Smith Barney funds available for exchange.


                                                      Smith Barney Mutual Funds

  Sales charges

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase.

The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributor keeps up to approximately 10% of the sales charges imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

                                                            Broker/Dealer
                                     Sales Charge as a % of  Compensation
                                     Offering   Net Amount     as % of
     Amount of purchase              Price (%) Invested (%) Offering Price
     Less than $25,000                 5.00        5.26              4.50
     $25,000 but less than $50,000     4.25        4.44              3.83
     $50,000 but less than $100,000    3.75        3.90              3.38
     $100,000 but less than $250,000   3.25        3.36              2.93
     $250,000 but less than $500,000   2.75        2.83              2.48
     $500,000 but less than
     $1,000,000                        2.00        2.04              1.80
     $1,000,000 or more                0.00        0.00      up to 1.00%*

* Thedistributor pays up to 1.00% to the Service Agent.


Investments of $1,000,000 or more You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

Smith Barney Group Spectrum Fund

Accumulation privilege - lets you combine the current value of Class A shares owned

..  by you, or
..  by members of your immediate family

and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent - lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

..  Employees of NASD members
..  Investors participating in a fee-based program sponsored by certain broker-dealers affiliated with Citigroup
.. Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

Class B Shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.


           Year after purchase   1st 2nd 3rd 4th 5th 6th through 8th
           Deferred sales charge 5%  4%  3%  2%  1%        0%


Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.


                                                      Smith Barney Mutual Funds

Class B conversion After eight years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares Issued:             Shares Issued:         Shares Issued:
at Initial Purchase        on Reinvestment of     Upon Exchange from
                           Dividends and          Another Smith Barney
                           Distributions          Fund
Eight years after the date In same proportion     On the date the shares
of purchase payment        as the number of       originally acquired
                           Class B shares         would have converted
                           converting is to total into Class A shares
                           Class B shares you
                           own (excluding
                           shares issued as
                           dividends)


Class L Shares


You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1.00% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you held Class C shares of the fund and/or other Smith Barney funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2004.


Service Agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive a fee of up to 1.00% of the average daily net assets represented by the Class L shares serviced by them.

Class Y Shares

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.


  More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

Smith Barney Group Spectrum Fund

In addition, you do not pay a deferred sales charge on:

..  Shares exchanged for shares of another Smith Barney fund
..  Shares representing reinvested distributions and dividends
..  Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:

..  On payments made through certain systematic withdrawal plans
..  On certain distributions from a retirement plan
..  For involuntary redemptions of small account balances
..  For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

  Buying shares

          Through a You should contact your Service Agent to open a bro-Service Agent kerage account and make arrangements to buy shares.

                    If you do not provide the following information, your order will be rejected:

                    .Class of shares being bought
                    .Dollar amount or number of shares being bought

                    Your Service Agent may charge an annual account maintenance fee.
      -------------------------------------------------------------------

                                                      Smith Barney Mutual Funds

Through the fund Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

                 .Write the fund at the following address:
                     Smith Barney Investment Funds Inc.
                     Smith Barney Group Spectrum Fund
                     (Specify class of shares)
                     c/o PFPC Inc.
                     P.O. Box 9699
                     Providence, RI 02940-9699
                 .Enclose a check to pay for the shares. For initial
                   purchases, complete and send an account
                   application.
                 .For more information, please call Smith Barney
                   Shareholder Services at 1-800-451-2010
-------------------------------------------------------------------------------
       Through a You may authorize your Service Agent or the sub-systematic transfer agent to transfer funds automatically from (i) a investment plan regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regu-lar basis.

                 .Amounts transferred should be at least: $25
                   monthly or $50 quarterly
                 .If you do not have sufficient funds in your ac-
                   count on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee

                 For more information, contact your Service Agent or the trans-fer agent or consult the SAI.


  Exchanging Shares

           Smith Barney You should contact your Service Agent to exchange offers a distinctive into other Smith Barney funds. Be sure to read the family of funds prospectus of the Smith Barney fund into which you tailored to help are exchanging. An exchange is a taxable transaction. meet the varying needs of both large .You may exchange shares only for shares of the
              and small   same class of another Smith Barney fund. Not all
             investors.   Smith Barney funds offer all classes.

Smith Barney Group Spectrum Fund

                   .Not all Smith Barney funds may be offered in
                     your state of residence. Contact your Service
                     Agent or the transfer agent for further
                     information.
                   .Exchanges of Class A, Class B and Class L shares
                     are subject to minimum investment requirements
                     (except for systematic investment plan
                     exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.
                   .If you hold share certificates, the sub-transfer
                     agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.
                   .The fund may suspend or terminate your ex-
                     change privilege if you engage in an excessive pat-
                     tern of exchanges
  ---------------------------------------------------------------------------
         Waiver of Your shares will not be subject to an initial sales charge additional sales at the time of the exchange.
           charges
                   Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you ex-change at any time into a fund with a lower charge, the sales charge will not be reduced.
  ---------------------------------------------------------------------------
      By telephone If you do not have a brokerage account with a Service
                   Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York
                   Stock Exchange (the "Exchange") is open. Call Smith
                   Barney Shareholder Services at 1-800-451-2010 between
                   9:00 a.m. and 4:00 p.m. (Eastern time). Requests re-ceived after the close of regular trading on the Ex-change are priced at the net asset value next determined.

                   You can make telephone exchanges only between ac-
                   counts that have identical registrations.
  ---------------------------------------------------------------------------

                                                      Smith Barney Mutual Funds

        By mail If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.

  Redeeming shares


     Generally Contact your Service Agent to redeem shares of the fund.

               If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

               If the shares are held by a fiduciary or corporation, other documents may be required.

               Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

               If you have a brokerage account with a Service Agent,
               your redemption proceeds will be placed in your ac-
               count and not reinvested without your specific in-struction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
     ---------------------------------------------------------------------
       By mail For accounts held directly at the fund, send written requests to the fund at the following address:

                   Smith Barney Investment Funds Inc.
                   Smith Barney Group Spectrum Fund
                   (Specify class of shares)
                   c/o PFPC Inc.
                   P.O. Box 9699
                   Providence, RI 02940-9699

               Your written request must provide the following:

               .The name of the fund and account number
               .The class of shares and the dollar amount or
                 number of shares to be redeemed
               .Signatures of each owner exactly as the account is
                 registered
     ---------------------------------------------------------------------


Smith Barney Group Spectrum Fund

    By telephone If you do not have a brokerage account with a Service
                 Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone re-demptions. If eligible, you may request redemptions by telephone on any day the Exchange is open. Call Smith
                 Barney Shareholder Services at 1-800-451-2010 between
                 9:00 a.m. and 4:00 p.m. (Eastern time). Requests re-ceived after the close of regular trading on the Ex-change are priced at the net asset value next determined.

                 Your redemption proceeds can be sent by check to
                 your address of record or by wire or electronic transfer
                 (ACH) to a bank account designated on your autho
                 rization form. You must submit a new authorization
                 form to change the bank account designated to receive
                 wire or electronic transfers and you may be asked to
                 provide certain other documents. The sub-transfer
                 agent may charge a fee on a wire or an electronic
                 transfer (ACH).
--------------------------------------------------------------------------------
  Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis.
                 To qualify you must own shares of the fund with a value
                 of at least $10,000 ($5,000 for retirement plan ac-
                 counts) and each automatic redemption must be at
                 least $50. If your shares are subject to a deferred sales
                 charge, the sales charge will be waived if your auto-
                 matic payments do not exceed 1.00% per month of the
                 value of your shares subject to a deferred sales charge.

                 The following conditions apply:

                 .Your shares must not be represented by
                   certificates
                 .All dividends and distributions must be reinvested

                 For more information, contact your Service Agent or consult the SAI.

                                                      Smith Barney Mutual Funds

  Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

..  Name of the fund
..  Account number
..  Class of shares being bought, exchanged or redeemed
.. Dollar amount or number of shares being bought, exchanged or redeemed .. Signature of each owner exactly as the account is registered

The fund's sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent, nor the sub-transfer agent, will bear any liability for such transactions.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

..  Are redeeming over $50,000
..  Are sending signed share certificates or stock powers to the sub-transfer agent
..  Instruct the sub-transfer agent to mail the check to an address different from the one on your account
..  Changed your account registration
..  Want the check paid to someone other than the account owner(s)
.. Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

..  Suspend the offering of shares
..  Waive or change minimum and additional investment amounts
..  Reject any purchase or exchange order
..  Change, revoke or suspend the exchange privilege
..  Suspend telephone transactions

Smith Barney Group Spectrum Fund

..  Suspend or postpone redemptions of shares on any day when trading on the New
   York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
.. Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information contact your Service Agent or the transfer agent or consult the SAI.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.




                                                      Smith Barney Mutual Funds

  Dividends, distributions and taxes


Dividends and distributions The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from capital gain. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.



Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.



Transaction                          Federal tax status
Redemption or exchange of shares     Usually capital gain or loss;
                                     long-term only if shares
                                     owned more than one year
Long-term capital gain distributions Long-term capital gain
Dividends                            Ordinary income, potentially
                                     taxable at long-term capital gain
                                     rates



Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares


Smith Barney Group Spectrum Fund
when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

  Share price


You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the Exchange is open. This calculation is done when regular trading closes on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.



The fund generally values its portfolio securities based on market price or quotations. The fund's currency conversions are done when the London Stock Exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, a fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.


In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the fund's sub-transfer agent before the Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the fund's sub-transfer agent before the sub-transfer agent's close of business.

                                                      Smith Barney Mutual Funds

  Financial highlights


The financial highlights tables are intended to help you understand the performance of each class since inception. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). No information is presented for Class Y shares of the Fund because no Class Y shares were outstanding for the period shown.


  For a Class A share of capital stock outstanding throughout each year (except where noted) ended September 30:




   Class A shares                           2003/(1)/ 2002/(1)/ 2001/(1)(2)/
   --------------------------------------------------------------------------
   Net asset value, beginning of year       $  7.71   $  9.16     $ 11.40
   --------------------------------------------------------------------------
   Income (loss) from operations:
    Net investment income                      0.01      0.04        0.10
    Net realized and unrealized gain (loss)    0.26     (1.49)      (2.31)
   --------------------------------------------------------------------------
   Total income (loss) from operations         0.27     (1.45)      (2.21)
   --------------------------------------------------------------------------
   Less distributions from:
    Net investment income                        --        --       (0.03)
   --------------------------------------------------------------------------
   Total distributions                           --        --       (0.03)
   --------------------------------------------------------------------------
   Net asset value, end of year             $  7.98   $  7.71     $  9.16
   --------------------------------------------------------------------------
   Total return                                3.50%   (15.83)%    (19.43)%++
   --------------------------------------------------------------------------
   Net assets, end of year (000s)           $16,161   $18,665     $33,253
   --------------------------------------------------------------------------
   Ratio to average net assets:
    Expenses                                   1.11%     1.23%       1.18%+
    Net investment income                      0.17      0.49        1.05+
   --------------------------------------------------------------------------
   Portfolio turnover rate                      371%      375%        265%
   --------------------------------------------------------------------------


(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period October 30, 2000 (inception date) to September 30, 2001.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.

Smith Barney Group Spectrum Fund

  For a Class B share of capital stock outstanding throughout each year (except where noted) ended September 30:




   Class B shares                           2003/(1)/ 2002/(1)/ 2001/(1)(2)/
   --------------------------------------------------------------------------
   Net asset value, beginning of year       $  7.61   $  9.11     $ 11.40
   --------------------------------------------------------------------------
   Income (loss) from operations:
    Net investment income (loss)              (0.05)    (0.02)       0.03
    Net realized and unrealized gain (loss)    0.25     (1.48)      (2.30)
   --------------------------------------------------------------------------
   Total income (loss) from operations         0.20     (1.50)      (2.27)
   --------------------------------------------------------------------------
   Less distributions from:
    Net investment income                        --        --       (0.02)
   --------------------------------------------------------------------------
   Total distributions                           --        --       (0.02)
   --------------------------------------------------------------------------
   Net asset value, end of year             $  7.81   $  7.61     $  9.11
   --------------------------------------------------------------------------
   Total return                                2.63%   (16.47)%    (19.97)%++
   --------------------------------------------------------------------------
   Net assets, end of year (000s)           $28,348   $33,160     $55,932
   --------------------------------------------------------------------------
   Ratios to average net assets:
    Expenses                                   1.88%     1.98%       1.93%+
    Net investment income (loss)              (0.59)    (0.27)       0.29+
   --------------------------------------------------------------------------
   Portfolio turnover rate                      371%      375%        265%
   --------------------------------------------------------------------------


(1)Per share amounts have been calculated using the monthly average shares method.

(2)For the period October 30, 2000 (inception date) to September 30, 2001.

++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

                                                      Smith Barney Mutual Funds

  For a Class L share of capital stock outstanding throughout each year (except where noted) ended September 30:




  Class L shares                           2003/(1)/ 2002/(1)/  2001/(1)(2)/
  ---------------------------------------------------------------------------
  Net asset value, beginning of year       $  7.61   $   9.11    $  11.40
  ---------------------------------------------------------------------------
  Income (loss) from operations:
   Net investment income (loss)              (0.04)     (0.02)       0.03
   Net realized and unrealized gain (loss)    0.24      (1.48)      (2.30)
  ---------------------------------------------------------------------------
  Total income (loss) from operations         0.20      (1.50)      (2.27)
  ---------------------------------------------------------------------------
  Less distributions from:
   Net investment income                        --         --       (0.02)
  ---------------------------------------------------------------------------
  Total distributions                           --         --       (0.02)
  ---------------------------------------------------------------------------
  Net asset value, end of year             $  7.81   $   7.61    $   9.11
  ---------------------------------------------------------------------------
  Total return                                2.63%    (16.47)%    (19.97)%++
  ---------------------------------------------------------------------------
  Net assets, end of year (000s)           $98,777   $126,976    $229,096
  ---------------------------------------------------------------------------
  Ratios to average net assets:
   Expenses                                   1.86%      1.97%       1.92%+
   Net investment income (loss)              (0.57)     (0.25)       0.31+
  ---------------------------------------------------------------------------
  Portfolio turnover rate                      371%       375%        265%
  ---------------------------------------------------------------------------


(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period October 30, 2000 (inception date) to September 30, 2001.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Smith Barney Group Spectrum Fund

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed/r/

Smith Barney Group Spectrum Fund

An investment portfolio of Smith Barney Investment Funds Inc.


Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.


The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.


Statement of Additional Information The Statement of Additional Information ("SAI") provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.


You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Smith Barney Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.


Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.



If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.



Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.



(Investment Company Act file no. 811-03725) FD02023 1/04

                                  PROSPECTUS



      -------------------------------------------------

                                 SMITH BARNEY
                             SMALL CAP GROWTH FUND

      -------------------------------------------------

      Class A, B, L, Y and 1 Shares

      January 28, 2004





      The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.



[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./r/

           ---------------------------------------------------------
  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK  GUARANTEE . MAY LOSE VALUE
           ---------------------------------------------------------

Smith Barney
Small Cap Growth Fund

  Contents




               Investments, risks and performance...........  2

               More on the fund's investments...............  7

               Management...................................  8

               Choosing a class of shares to buy............ 10

               Comparing the fund's classes................. 12

               Sales charges................................ 13

               More about deferred sales charges............ 16

               Buying shares................................ 17

               Exchanging shares............................ 18

               Redeeming shares............................. 20

               Other things to know about share transactions 22

               Dividends, distributions and taxes........... 23

               Share price.................................. 25

               Financial highlights......................... 26

                                                      Smith Barney Mutual Funds

  Investments, risks and performance

Investment objective
The fund seeks long-term growth of capital.

Principal investment strategies

Key investments Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, either in equity securities of high growth companies that possess a market capitalization within the market capitalization range of companies in the Russell 2000 Growth Index (the "Index") at the time of the fund's investment or in other investments with similar economic characteristics. The size of the companies in the Index changes with market conditions and the composition of the Index. As of December 31, 2003, the largest market capitalization of a company in the Index was $2.064 billion. Equity securities include exchange traded and over-the-counter common stocks, preferred stocks, debt securities convertible into equity securities and warrants and rights relating to equity securities. The fund may invest up to 20% of its assets in equity securities of companies with market capitalizations outside the range of companies in the Index.


Selection process The manager focuses on small capitalization companies that exhibit attractive growth characteristics. The manager selects individual stocks for investment by identifying those companies which exhibit the most favorable growth prospects. In selecting individual companies for investment, the manager considers:

..  Growth characteristics, including high historic growth rates and high forecasted growth of sales, profits and return on equity
..  Innovative companies at the cutting edge of positive and dynamic demographic and economic trends
..  Products and services that give the company a competitive advantage
..  Skilled management committed to long-term growth
..  Potential for a long-term investment by the fund

The manager uses a disciplined investment process to identify small financially sound growth companies that exhibit the potential to become much larger and more successful. Elements of this process include fundamental research, evaluation of key management and screening techniques.


Smith Barney Small Cap Growth Fund

Principal risks of investing in the fund
Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

..  Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or a slowdown of economic growth
..  U.S. stock markets perform poorly relative to other types of investments
..  An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests
..  Small capitalization stocks underperform mid capitalization and large capitalization stocks
.. The manager's judgment about the attractiveness, growth prospects, value or potential appreciation of a particular stock proves to be incorrect

Because the fund invests primarily in small capitalization growth companies, an investment in the fund may be more volatile and more susceptible to loss than an investment in a fund which invests primarily in large capitalization companies. Small capitalization companies may have more limited product lines, markets and financial resources than large capitalization companies. They may have shorter operating histories and more erratic businesses. In addition, small capitalization company stocks may be less liquid than large capitalization company stocks.

Who may want to invest The fund may be an appropriate investment if you:

..  Are seeking to participate in the long-term potential of small capitalization growth companies
..  Are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in large cap companies
.. Are willing to accept the risks of the stock market and the special risks and potential long-term rewards of investing in smaller companies with limited track records
..  Are seeking diversification


                                                      Smith Barney Mutual Funds

Performance information
The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund's Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, L, Y and 1 shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

                        Total Return for Class A Shares
              [CHART]

   Calandar Years Ended December 31

  2000       2001       2002       2003
--------   --------   --------   --------
(7.24)%    (24.82)%   (32.32)%    39.36%


Highest and lowest quarter returns
(for periods shown in the bar chart)

Highest: 26.05% in 4th Quarter (2001)


Lowest: (29.26)% in 3rd Quarter (2001)





Smith Barney Small Cap Growth Fund

                         Average Annual Total Returns

                         (for periods ended 12/31/03)



                                                         Since   Inception
                                                1 year Inception   Date
     Class A Return Before Taxes                32.46%  (5.22)%  11/30/99
     Class A Return After Taxes on
     Distributions/(1)/                         32.46%  (5.23)%  11/30/99
     Class A Return After Taxes on
     Distributions and Sale of Fund Shares/(1)/ 21.10%  (4.38)%  11/30/99
     Class B Return Before Taxes                33.31%  (4.96)%  11/30/99
     Class L Return Before Taxes                36.27%  (4.77)%  11/30/99
     Class Y Return Before Taxes                40.26% (15.17)%  02/23/00
     Class 1 Return Before Taxes                27.06% (17.84)%  09/11/00
     Russell 2000 Growth Index/(2)/             48.54%  (3.68)%     *

* Index comparison begins on 11/30/99.
/(1)/After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B, Class L, Class Y and Class 1 shares will vary.
/(2)/The Russell 2000 Growth Index is an unmanaged index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. (Price-to-book ratio is the price of a stock divided by its net asset value). It is not possible to invest directly in the Index. The Index does not reflect deductions for fees, expenses or taxes.

                                                      Smith Barney Mutual Funds

Fee table
This table sets forth the fees and expenses you may pay if you invest in fund shares.

                               Shareholder fees

(fees paid directly from your
investment)                    Class A Class B Class L Class Y Class 1
Maximum sales charge (load)
imposed on purchases
(as a % of offering price)      5.00%   None    1.00%   None    8.50%
Maximum deferred sales charge
(load) (as a % of the lower of
net asset value at purchase or
redemption)                     None*   5.00%   1.00%   None    None

                        Annual fund operating expenses



(expenses deducted from fund assets) Class A Class B Class L Class Y Class 1
  Management fee                      0.75%   0.75%   0.75%   0.75%   0.75%
  Distribution and service (12b-1)
  fees                                0.25%   1.00%   1.00%    None    None
  Other expenses                      0.52%   0.51%   0.22%   0.05%   1.16%
                                      -----   -----   -----   -----   -----
  Total annual fund operating
  expenses                            1.52%   2.26%   1.97%   0.80%   1.91%

* You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

..  You invest $10,000 in the fund for the period shown
..  Your investment has a 5% return each year
.. You reinvest all distributions and dividends without a sales charge .. The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same


Smith Barney Small Cap Growth Fund

                      Number of years you own your shares


                                      1 year 3 years 5 years 10 years
Class A (with or without redemption)  $  647 $  956  $1,287   $2,222
Class B (redemption at end of period) $  729 $1,006  $1,310   $2,409*
Class B (no redemption)               $  229 $  706  $1,210   $2,409*
Class L (redemption at end of period) $  398 $  712  $1,152   $2,373
Class L (no redemption)               $  298 $  712  $1,152   $2,373
Class Y (with or without redemption)  $   82 $  255  $  444   $  990
Class 1 (with or without redemption)  $1,027 $1,399  $1,794   $2,893


* assumes conversion to Class A shares approximately eight years after purchase


  More on the fund's investments


Foreign investments The fund may invest up to 10% of its assets (at the time of investment) in foreign securities. The fund may invest directly in foreign issuers or invest in depositary receipts. The fund's investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly. Foreign countries generally have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses.


Other investments
Short-term debt securities While the fund intends to be substantially fully invested in equity securities, the fund may maintain a portion of its assets (normally not more than 10%) in money market instruments and/or cash to pay expenses and meet redemption requests. Generally, the value of these fixed income obligations will decline if interest rates rise, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest.

Derivatives and hedging techniques The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

.. To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates


                                                      Smith Barney Mutual Funds

..  As a substitute for buying or selling securities
..  As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund's holdings.

The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

  Management


Manager The fund's investment manager is Smith Barney Fund Management LLC ("SBFM"), an affiliate of Citigroup Global Markets Inc. ("CGM"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments and oversees its operations. The manager and CGM are subsidiaries of Citigroup Inc. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.



Timothy Woods, CFA, investment officer of the manager and managing director of CGM, is responsible for the day-to-day management of the fund's portfolio. Prior to July 1999, he was a Principal at Bankers Trust Company and manager of the Small-Mid Cap Growth Team.


Management fee For its services, the manager received a fee on an annual basis of 0.75% of the fund's average daily net assets for the most recent fiscal year.


Smith Barney Small Cap Growth Fund

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and L shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.


Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb, serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into sub-transfer agency and services agreements with PFPC Inc. and Primerica Shareholder Services to serve as the fund's sub-transfer agents (the "sub-transfer agents"). The sub-transfer agents will perform certain functions including shareholder record keeping and accounting services.



Recent developments The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended, eliminating those benefits in exchange for arrangements that included a one-time payment from the subcontractor.



The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.



CAM has begun to take corrective actions. CAM will pay to the applicable funds $16 million (plus interest) that CAM and its affiliates received from

                                                      Smith Barney Mutual Funds
the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.



CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter.


  Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, L and Y. In addition, you can buy additional Class 1 shares if you are a Class 1 shareholder. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

.. If you plan to invest regularly or in large amounts, buying Class A shares, or, if you meet the minimum investment requirement, Class Y shares, may help you reduce sales charges and ongoing expenses.
.. For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares), will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.
.. Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:

..  A broker-dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent")
.. The fund, but only if you are investing through certain qualified plans or Service Agents

All classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

10


Smith Barney Small Cap Growth Fund

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                               Initial           Additional
                                     Classes A, B, L   Class Y   All Classes
   General                               $1,000      $15 million     $50
   IRAs, Self Employed Retirement
   Plans, Uniform Gifts or Transfers
   to Minor Accounts                      $250       $15 million     $50
   Qualified Retirement Plans*            $25        $15 million     $25
   Simple IRAs                             $1            n/a         $1
   Monthly Systematic Investment
   Plans                                  $25            n/a         $25
   Quarterly Systematic Investment
   Plans                                  $50            n/a         $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans

                                                      Smith Barney Mutual Funds

  Comparing the fund's classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.


                Class A          Class B        Class L          Class Y          Class 1
Key          .Initial sales  .No initial     .Initial sales  .No initial     .Only avail-
features      charge          sales           charge is       or deferred     able to eligi
             .You may         charge          lower than      sales           ble Class 1
              qualify for    .Deferred        Class A         charge          shareholders
              reduction       sales          .Deferred       .Must invest    .Higher initial
              or waiver       charge de-      sales           at least $15    sales charge
              of initial      clines over     charge for      million        .Lower annual
              sales charge    time            only 1 year    .Lower           expenses than
             .Lower          .Converts to    .Does not        annual          Class B and
              annual          Class A after   convert to      expenses        Class L
              expenses        8 years         Class A         than the
              than Class B   .Higher         .Higher          other classes
              and Class L     annual          annual
                              expenses        expenses
                              than Class A    than Class A
-----------------------------------------------------------------------------------------------
Initial       Up to           None            1.00%           None            Up to 8.50%;
sales         5.00%;                                                          reduced for
charge        reduced for                                                     large
              large pur                                                       purchases
              chases and
              waived for
              certain
              investors.
              No charge
              for purchases
              of $1,000,000
              or more
-----------------------------------------------------------------------------------------------
Deferred      1.00% on        Up to           1.00% if        None            None
sales         purchases of    5.00%           you redeem
charge        $1,000,000      charged         within 1
              or more if      when you        year of
              you redeem      redeem          purchase
              within 1 year   shares. The
              of purchase     charge is
                              reduced
                              over time
                              and there is
                              no deferred
                              sales charge
                              after 5 years
-----------------------------------------------------------------------------------------------
Annual        0.25% of        1.00% of        1.00% of        None            None
Distribution  average         average         average
and           daily net       daily net       daily net
service       assets          assets          assets
fees
-----------------------------------------------------------------------------------------------
Exchange      Class A         Class B         Class L         Class Y         Class 1 Shares
Privilege*    shares of       shares of       shares of       shares of       of Smith
              most Smith      most Smith      most Smith      most Smith      Barney funds
              Barney          Barney          Barney          Barney          that offer Class
              funds           funds           funds           funds           1 shares and
                                                                              Class A shares
                                                                              of certain
                                                                              other Smith
                                                                              Barney mutual
                                                                              funds
-----------------------------------------------------------------------------------------------

* Ask your Service Agent for the Smith Barney funds available for exchange.

Smith Barney Small Cap Growth Fund

  Sales charges

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase.

The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributors keep up to approximately 10% of the sales charge imposed on Class A shares. Service Agents will also receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

                                     Sales Charge Sales Charge Broker/Dealer
                                      as a % of    as a % of   Commission as
                                       offering    net amount      a % of
   Amount of purchase                 price (%)   invested (%) offering price
   Less than $25,000                     5.00         5.26          4.50
   $25,000 but less than $50,000         4.25         4.44          3.83
   $50,000 but less than $100,000        3.75         3.90          3.38
   $100,000 but less than $250,000       3.25         3.36          2.93
   $250,000 but less than $500,000       2.75         2.83          2.48
   $500,000 but less than $1,000,000     2.00         2.04          1.80
   $1,000,000 or more                     -0-          -0-      up to 1.00 *

* Adistributor pays up to 1.00% to a Service Agent.

Investments of $1,000,000 or more You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

                                                      Smith Barney Mutual Funds

Accumulation privilege - lets you combine the current value of Class A shares owned

..  by you, or
..  by members of your immediate family,

and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent - lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

..  Employees of NASD members
..  Investors participating in a fee-based program sponsored by certain broker-dealers affiliated with Citigroup
.. Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

Class B shares
You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase       1st 2nd 3rd 4th 5th 6th through 8th
Deferred sales charge      5%  4%  3%  2%  1%        0%


Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell, except for sales exempt from the deferred sales charge. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.


Smith Barney Small Cap Growth Fund

Class B conversion After eight years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:


Shares Issued:             Shares Issued:         Shares Issued:
at Initial                 on Reinvestment of     Upon Exchange From
Purchase                   Dividends and          Another Smith Barney
                           Distributions          Fund
Eight years after the date In same proportion     On the date the
of purchase payment        as the number of       shares originally
                           Class B shares         acquired would have
                           converting is to total converted into Class A
                           Class B shares you     shares
                           own (excluding
                           shares issued as a
                           dividend)

Class 1 Sales Charge
Class 1 shares are offered to eligible Class 1 shareholders at the next determined net asset value plus a sales charge. You do not pay a sales charge on the fund's distributions or dividends that you reinvest in additional Class 1 shares.

You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints.

                                        Sales Charge as a % of: Broker/Dealer
                                                                Commission as
                                        Offering   Net Amount       a % of
      Amount of Investment               Price      Invested    Offering Price
      Less than $10,000                  8.50%       9.29%          7.00%
      $10,000 but less than $25,000      7.75%       8.40%          6.25%
      $25,000 but less than $50,000      6.00%       6.38%          5.00%
      $50,000 but less than $100,000     4.50%       4.71%          3.75%
      $100,000 but less than $250,000    3.50%       3.63%          3.00%
      $250,000 but less than $400,000    2.50%       2.56%          2.00%
      $400,000 but less than $600,000    2.00%       2.04%          1.60%
      $600,000 but less than $5,000,000  1.00%       1.01%          0.75%
      $5,000,000 or more                 0.25%       0.25%          0.20%

                                                      Smith Barney Mutual Funds

Class L shares (available through certain Service Agents)

You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund and/or other Smith Barney Mutual Funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2004.


Service Agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares serviced by them.

Class Y shares (available through certain Service Agents)

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.


  More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less. Therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

..  Shares  exchanged for shares of another Smith Barney fund
..  Shares  representing reinvested distributions and dividends
..  Shares  no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.


Smith Barney Small Cap Growth Fund

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:

..  On  payments made through certain systematic withdrawal plans
..  On  certain distributions from a retirement plan
..  For  involuntary redemptions of small account balances
..  For  12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

  Buying shares


          Through a You should contact your Service Agent to open a bro-Service Agent kerage account and make arrangements to buy shares.

                    If you do not provide the following information, your order will be rejected:

                    .Class of shares being bought
                    .Dollar amount or number of shares being bought

                    Your Service Agent may charge an annual account maintenance fee.
   --------------------------------------------------------------------------
   Through the fund Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

                    .Write the fund at the following address:
                        Smith Barney Investment Funds Inc.
                        Smith Barney Small Cap Growth Fund
                        (Specify class of shares)
                        c/o PFPC Inc.
                        P.O. Box 9699
                        Providence, RI 02940-9699
                    .Enclose a check to pay for the shares. For initial
                      purchases, complete and send an account
                      application
                    .For more information, please call Smith Barney
                      Shareholder Services at 1-800-451-2010


                                                      Smith Barney Mutual Funds

       Through a You may authorize your Service Agent or the applicable systematic sub-transfer agent to transfer funds automatically from investment plan (i) a regular bank account, (ii) cash held in a broker-
                 age account opened with a Service Agent or (iii) cer-tain money market funds, in order to buy shares on a regular basis.

                 .Amounts transferred should be at least:
                   $25 monthly or $50 quarterly.
                 .If you do not have sufficient funds in your ac-
                   count on a transfer date, your Service Agent or the applicable sub-transfer agent may charge you a fee.

                 For more information, contact your Service Agent or the trans-fer agent or consult the SAI.

  Exchanging shares

          Smith Barney You should contact your Service Agent to exchange offers a distinctive into other Smith Barney funds. Be sure to read the family of mutual prospectus of the Smith Barney fund into which you funds tailored to are exchanging. An exchange is a taxable transaction.
         help meet the
      varying needs of .You may exchange shares only for shares of the
        both large and   same class of another Smith Barney fund. Not all
       small investors   Smith Barney funds offer all classes.
                       .Not all Smith Barney funds may be offered in your
                         state of residence. Contact your Service Agent or
                         the transfer agent for further information.
                       .Exchanges of Class A, Class B and Class L shares
                         are subject to minimum investment requirements
                         (except for systematic investment plan
                         exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.
                       .If you hold share certificates, the applicable sub-
                         transfer agent must receive the certificates en-dorsed for transfer or with signed stock powers
                         (documents transferring ownership of certifi-cates) before the exchange is effective.
                       .The fund may suspend or terminate your ex-
                         change privilege if you engage in an excessive pat-tern of exchanges.

Smith Barney Small Cap Growth Fund

         Waiver of Your shares will not be subject to an initial sales charge additional sales at the time of the exchange.
           charges Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of
                   shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you ex-change at any time into a fund with a lower charge, the sales charge will not be reduced.
  ---------------------------------------------------------------------------
      By telephone If you do not have a brokerage account with a Service
                   Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York
                   Stock Exchange is open. For clients of a PFS Invest-ments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other share-holders should call Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
                   (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.

                   You can make telephone exchanges only between ac-
                   counts that have identical registrations.
  ---------------------------------------------------------------------------
           By mail If you do not have a brokerage account, contact your Service Agent or write to the applicable sub-transfer agent at the address on the following page.


                                                      Smith Barney Mutual Funds

  Redeeming shares


       Generally Contact your Service Agent to redeem shares of the fund.

                 If you hold share certificates, the applicable sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the re-demption is effective.

                 If the shares are held by a fiduciary or corporation, other documents may be required.

                 Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                 If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your ac-count and not reinvested without your specific in-struction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
       -----------------------------------------------------------------
         By mail For accounts held directly at the fund, send written requests to the fund at the applicable address:

                 For clients of a PFS Investments Inc. Registered Repre-sentative, write Primerica Shareholder Services at the following address:

                     Primerica Shareholder Services
                     P.O. Box 9662
                     Providence, RI 02940-9662

                 For all other investors, send your request to PFPC Inc. at the following address:

                     Smith Barney Investment Funds Inc.
                     Smith Barney Small Cap Growth Fund
                     (Specify class of shares)
                     c/o PFPC Inc.
                     P.O. Box 9699
                     Providence, RI 02940-9699


Smith Barney Small Cap Growth Fund

                 Your written request must provide the following:
                 .The name of the fund and account number
                 .The class of shares and the dollar amount or
                   number of shares to be redeemed
                 .Signatures of each owner exactly as the account is
                   registered
--------------------------------------------------------------------------
    By telephone If you do not have a brokerage account with a Service
                 Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone re-demptions. If eligible, you may request redemptions by telephone on any day the New York Stock Exchange is open. For clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.

                 Your redemption proceeds can be sent by check to
                 your address of record or by wire or electronic transfer
                 (ACH) to a bank account designated on your author-ization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. A sub-transfer agent may charge a fee on a wire or an electronic transfer
                 (ACH).
--------------------------------------------------------------------------
  Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis.
                 To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan ac-counts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your auto-matic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.


                                                      Smith Barney Mutual Funds

  The following conditions apply:

  .Your shares must not be represented by certificates
  .All dividends and distributions must be reinvested

  For more information, contact your Service Agent or consult the SAI.

  Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request will not be processed.

..  Name of the fund
..  Account number
..  Class of shares being bought, exchanged or redeemed
.. Dollar amount or number of shares being bought, exchanged or redeemed .. Signature of each owner exactly as the account is registered


The fund's sub-transfer agents will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent, nor the sub-transfer agents will bear any liability for such transactions.


Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

..  Are redeeming over $50,000
..  Are sending signed share certificates or stock powers to the applicable sub-transfer agent
..  Instruct the applicable sub-transfer agent to mail the check to an address different from the one on your account
..  Changed your account registration
..  Want the check paid to someone other than the account owner(s)
.. Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Smith Barney Small Cap Growth Fund

The fund has the right to:

..  Suspend the offering of shares
..  Waive or change minimum and additional investment amounts
..  Reject any purchase or exchange order
..  Change, revoke or suspend the exchange privilege
..  Suspend telephone transactions
..  Suspend or postpone redemptions of shares on any day when trading on the New
   York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
.. Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

Small account balances/Mandatory redemptions If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information contact your Service Agent or the applicable sub-transfer agent or consult the SAI.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.



  Dividends, distributions and taxes


Dividends and distributions The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from capital gains. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the applicable sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the applicable sub-transfer agent less than five days


                                                      Smith Barney Mutual Funds
before the payment date will not be effective until the next distribution or dividend is paid.


Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.



Transaction                          Federal Tax Status
Redemption or exchange of shares     Usually capital gain or loss; long-
                                     term only if shares owned more
                                     than one year
Long-term capital gain distributions Long-term capital gain
Dividends                            Ordinary income, potentially
                                     taxable at long-term capital gain
                                     rates



Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a long-term capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.


After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

Smith Barney Small Cap Growth Fund

  Share price


You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.


The fund generally values its fund securities based on market prices or quotations. The fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, a fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the applicable sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the applicable sub-transfer agent before the applicable sub-transfer agent's close of business.


                                                      Smith Barney Mutual Funds

  Financial highlights


The financial highlights tables are intended to help you understand the performance of each class since inception. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request).


  For a share of Class 1 of capital stock outstanding throughout each year ended September 30 except where noted:


Class 1 shares                           2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)(2)/
-----------------------------------------------------------------------------------
Net asset value, beginning of year        $ 6.59   $  8.11   $ 17.13     $16.78
-----------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment loss                       (0.12)    (0.12)    (0.11)     (0.00)*
 Net realized and unrealized gain (loss)    2.21     (1.40)    (8.91)      0.35
-----------------------------------------------------------------------------------
Total income (loss) from operations         2.09     (1.52)    (9.02)      0.35
-----------------------------------------------------------------------------------
Less distributions from:
 Capital                                      --        --        --         --
-----------------------------------------------------------------------------------
Total distributions                           --        --        --         --
-----------------------------------------------------------------------------------
Net asset value, end of year              $ 8.68   $  6.59   $  8.11     $17.13
-----------------------------------------------------------------------------------
Total return                               31.71%   (18.74)%  (52.66)%     2.09%++
-----------------------------------------------------------------------------------
Net assets, end of year (000s)            $6,279   $ 4,984   $ 6,243     $    0**
-----------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                   1.91%     1.62%     1.29%      0.00%#+
 Net investment loss                       (1.63)    (1.32)    (0.87)     (0.00)#+
-----------------------------------------------------------------------------------
Portfolio turnover rate                      115%       96%      223%       105%
-----------------------------------------------------------------------------------


(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period September 11, 2000 (inception date) to September 30, 2000.



*     Amount represents less than $0.01.
**    Amount represents less than $1,000.
#     Amount represents less than 0.01%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

Smith Barney Small Cap Growth Fund

  For a share of Class A of capital stock outstanding throughout each year ended September 30 except where noted:


Class A shares                           2003/(1)/ 2002/(1)/ 2001/(1)/  2000/(1)(2)/
------------------------------------------------------------------------------------
Net asset value, beginning of year       $   6.59  $  8.10   $  17.13     $ 11.40
------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment loss                        (0.09)   (0.11)     (0.11)      (0.10)
 Net realized and unrealized gain (loss)     2.22    (1.40)     (8.92)       5.85
------------------------------------------------------------------------------------
Total income (loss) from operations          2.13    (1.51)     (9.03)       5.75
------------------------------------------------------------------------------------
Less distributions from:
 Capital                                       --       --         --       (0.02)
------------------------------------------------------------------------------------
Total distributions                            --       --         --       (0.02)
------------------------------------------------------------------------------------
Net asset value, end of year             $   8.72  $  6.59   $   8.10     $ 17.13
------------------------------------------------------------------------------------
Total return                                32.32%  (18.64)%   (52.71)%     50.45%++
------------------------------------------------------------------------------------
Net assets, end of year (000s)           $134,160  $96,991   $109,386     $52,672
------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                    1.52%    1.52%      1.34%       1.25%+
 Net investment loss                        (1.25)   (1.22)     (0.92)      (0.70)+
------------------------------------------------------------------------------------
Portfolio turnover rate                       115%      96%       223%        105%
------------------------------------------------------------------------------------



(1) Per share amounts have been calculated using the monthly average shares method.




(2)  For the period November 30, 1999 (inception date) to September 30, 2000.




++ Total return is not annualized, as it may not be representative of the total return for the year.


+ Annualized.


                                                      Smith Barney Mutual Funds

  For a share of Class B of capital stock outstanding throughout each year ended September 30 except where noted:




Class B shares                           2003/(1)/ 2002/(1)/ 2001/(1)/  2000/(1)(2)/
------------------------------------------------------------------------------------
Net asset value, beginning of year       $  6.46   $  8.00   $  17.03     $ 11.40
------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment loss                       (0.14)    (0.17)     (0.20)      (0.20)
 Net realized and unrealized gain (loss)    2.16     (1.37)     (8.83)       5.84
------------------------------------------------------------------------------------
Total income (loss) from operations         2.02     (1.54)     (9.03)       5.64
------------------------------------------------------------------------------------
Less distributions from:
 Capital                                      --        --         --       (0.01)
------------------------------------------------------------------------------------
Total distributions                           --        --         --       (0.01)
------------------------------------------------------------------------------------
Net asset value, end of year             $  8.48   $  6.46   $   8.00     $ 17.03
------------------------------------------------------------------------------------
Total return                               31.27%   (19.25)%   (53.02)%     49.48%++
------------------------------------------------------------------------------------
Net assets, end of year (000s)           $98,445   $84,984   $116,761     $76,784
------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                   2.26%     2.26%      2.07%       2.00%+
 Net investment loss                       (1.98)    (1.96)     (1.65)      (1.45)+
------------------------------------------------------------------------------------
Portfolio turnover rate                      115%       96%       223%        105%
------------------------------------------------------------------------------------


(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period November 30, 1999 (inception date) to September 30, 2000.

++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

Smith Barney Small Cap Growth Fund

  For a share of Class L of capital stock outstanding throughout each year ended September 30 except where noted:




Class L shares                           2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)(2)/
-----------------------------------------------------------------------------------
Net asset value, beginning of year       $  6.50   $  8.02   $ 17.04     $ 11.40
-----------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment loss                       (0.12)    (0.15)    (0.17)      (0.20)
 Net realized and unrealized gain (loss)    2.17     (1.37)    (8.85)       5.85
-----------------------------------------------------------------------------------
Total income (loss) from operations         2.05     (1.52)    (9.02)       5.65
-----------------------------------------------------------------------------------
Less distributions from:
 Capital                                      --        --        --       (0.01)
-----------------------------------------------------------------------------------
Total distributions                           --        --        --       (0.01)
-----------------------------------------------------------------------------------
Net asset value, end of year             $  8.55   $  6.50   $  8.02     $ 17.04
-----------------------------------------------------------------------------------
Total return                               31.54%   (18.95)%  (52.93)%     49.56%++
-----------------------------------------------------------------------------------
Net assets, end of year (000s)           $21,514   $18,358   $26,368     $60,600
-----------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                   1.97%     2.01%     1.93%       1.99%+
 Net investment loss                       (1.69)    (1.71)    (1.50)      (1.44)+
-----------------------------------------------------------------------------------
Portfolio turnover rate                      115%       96%      223%        105%
-----------------------------------------------------------------------------------


(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period November 30, 1999 (inception date) to September 30, 2000.

++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

                                                      Smith Barney Mutual Funds

  For a share of Class Y of capital stock outstanding throughout each year ended September 30 except where noted:




Class Y shares                           2003/(1)/ 2002/(1)/ 2001/(1)/  2000/(1)(2)/
-------------------------------------------------------------------------------------
Net asset value, beginning of year       $  6.70   $  8.17   $ 17.17     $  18.59
-------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment loss                       (0.04)    (0.05)    (0.05)       (0.03)
 Net realized and unrealized gain (loss)    2.26     (1.42)    (8.95)       (1.39)
-------------------------------------------------------------------------------------
Total income (loss) from operations         2.22     (1.47)    (9.00)       (1.42)
-------------------------------------------------------------------------------------
Less distributions from:
 Capital                                      --        --        --           --
-------------------------------------------------------------------------------------
Total distributions                           --        --        --           --
-------------------------------------------------------------------------------------
Net asset value, end of year             $  8.92   $  6.70   $  8.17     $  17.17
-------------------------------------------------------------------------------------
Total return                               33.13%   (17.99)%  (52.42)%      (7.64)%++
-------------------------------------------------------------------------------------
Net assets, end of year (000s)           $73,762   $55,575   $66,758     $115,952
-------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                   0.80%     0.84%     0.80%        0.86%+
 Net investment loss                       (0.52)    (0.54)    (0.39)       (0.31)+
-------------------------------------------------------------------------------------
Portfolio turnover rate                      115%       96%      223%         105%
-------------------------------------------------------------------------------------


(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period February 23, 2000 (inception date) to September 30, 2000.

++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

Smith Barney Small Cap Growth Fund

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed/r/

Smith Barney Small Cap Growth Fund

An investment portfolio of Smith Barney Investment Funds Inc.


Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.


The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.


Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent by calling the applicable sub-transfer agent (Primerica Shareholder Services at 1-800-544-5445 or Smith Barney Shareholder Services at 1-800-451-2010) or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.


Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.



If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.



Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.


(Investment Company Act
file no. 811-03275)

FD 01712 01/04

                                 SMITH BARNEY
                             SMALL CAP VALUE FUND

      Class A, B, L and Y Shares

      January 28, 2004




      The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.


[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./r/

  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE


                                  PROSPECTUS

Smith Barney Small Cap Value Fund

  Contents


               Investments, risks and performance...........  2

               More on the fund's investments...............  7

               Management...................................  9

               Choosing a class of shares to buy............ 11

               Comparing the fund's classes................. 12

               Sales charges................................ 13

               More about deferred sales charges............ 15

               Buying shares................................ 16

               Exchanging shares............................ 17

               Redeeming shares............................. 19

               Other things to know about share transactions 21

               Dividends, distributions and taxes........... 22

               Share price.................................. 24

               Financial highlights......................... 25



                                                      Smith Barney Mutual Funds

  Investments, risks and performance

Investment objective
The fund seeks long-term capital growth.

Principal Investment Strategies

Key investments Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of smaller capitalized U.S. companies. Smaller capitalized companies are those whose market capitalization at the time of investment is no greater than the market capitalization of companies in the Russell 2000 Value Index. The size of companies in the Index changes with market conditions and the composition of the Index. As of December 31, 2003, the largest market capitalization of a company in the Index was $2.064 billion. Equity securities include exchange traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities and warrants and rights relating to equity securities.


Selection process The manager emphasizes individual security selection while spreading the fund's investments among industries and sectors. The manager uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector.

The manager uses quantitative parameters to select a universe of smaller capitalized companies that fit the fund's general investment criteria. In selecting individual securities from within this range, the manager looks for "value" attributes, such as:

.. Low stock price relative to earnings, book value and cash flow .. High return on invested capital

The manager also uses quantitative methods to identify catalysts and trends that might influence the fund's industry or sector focus, or the manager's individual security selection.

Principal risks of investing in the fund
Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

..  Stock prices decline generally
..  Smaller capitalized companies fall out of favor with investors
.. The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect


Smith Barney Small Cap Value Fund

.. A particular product or service developed by a company in which the fund invests is unsuccessful, the company does not meet earnings expectations or other events depress the value of the company's stock


Compared to mutual funds that focus on larger capitalization companies, the fund's share price may be more volatile because of its focus on smaller capitalized companies. These companies are more likely to have:


..  More limited product lines
..  Fewer capital resources
..  Less depth of management

Further, securities of smaller capitalized companies are more likely to:

..  Experience sharper swings in market values
.. Be harder to sell at times and prices the manager believes appropriate .. Offer greater potential for gains and losses

Who may want to invest The fund may be an appropriate investment if you:

.. Are seeking to participate in the long-term growth potential of smaller capitalized companies

.. Currently have exposure to fixed income investments or the stocks commonly held by large capitalization oriented mutual funds and wish to broaden your investment portfolio

.. Are willing to accept the risks of the stock market and the special risks of investing in smaller companies with limited track records

                                                      Smith Barney Mutual Funds

Performance Information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund's Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and L shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the impact of taxes paid on the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                        Total Return for Class A Shares

                                    [CHART]


    2000          2001         2002          2003
   ------        ------       ------        ------
   33.46%        13.55%       -7.06%        37.44%

           Calendar year ended December 31


Highest and Lowest Quarter Returns
(for periods shown in the bar chart)

Highest: 19.39% in 4th quarter 2001


Lowest: (15.79)% in 3rd quarter 2002





Smith Barney Small Cap Value Fund

                         Average Annual Total Returns

                         (for periods ended 12/31/03)



                                                         Since   Inception
                                                1 year Inception   Date
     Class A Return Before Taxes                30.60%  15.15%    02/26/99
     Class A Return After Taxes on
     Distributions/(1)/                         29.38%  14.00%    02/26/99
     Class A Return After Taxes on
     Distributions and Sale of Fund Shares/(1)/ 20.99%  12.69%    02/26/99
     Class B Return Before Taxes                31.34%  15.38%    02/26/99
     Class L Return Before Taxes                34.02%  15.24%    02/26/99
     Class Y Return Before Taxes                 n/a     n/a         *
     Russell 2000 Value Index/(2)/              46.03%  14.92%      **


* Class Y shares were not outstanding during the full calendar year ended 12/31/03.


**Index comparison begins on 02/26/99.

/(1)/After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class L shares will vary.

/(2)/The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. (Price-to-book ratio is the price of a stock divided by its net asset value). It is not possible to invest directly in the Index. The Index does not reflect deductions for fees, expenses or taxes.



                                                      Smith Barney Mutual Funds

Fee table
This table sets forth the fees and expenses you may pay if you invest in fund shares.

                               Shareholder fees

       (fees paid directly from your
       investment)                        Class A Class B Class L Class Y
       Maximum sales charge (load)
       imposed on purchases (as a % of
       offering price)                     5.00%    None   1.00%   None
       Maximum deferred sales charge
       (load) (as a % of the lower of net
       asset value at purchase or
       redemption)                          None*  5.00%   1.00%   None

                        Annual fund operating expenses


     (expenses deducted from fund assets)  Class A Class B Class L Class Y
     Management fee                         0.75%   0.75%   0.75%   0.75%
     Distribution and service (12b-1) fees  0.25%   1.00%   1.00%    None
     Other expenses                         0.19%   0.20%   0.21%   0.05%
                                            -----   -----   -----   -----
     Total annual fund operating
     expenses                               1.19%   1.95%   1.96%   0.80%

* You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.




Smith Barney Small Cap Value Fund

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

..  You invest $10,000 in the fund for the period shown

..  Your investment has a 5.00% return each year

.. You reinvest all distributions and dividends without a sales charge .. The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

                      Number of years you own your shares


                                           1 year 3 years 5 years 10 years
     Class A (with or without redemption)   $615   $859   $1,122   $1,871
     Class B (redemption at end of period)  $698   $912   $1,152   $2,078*
     Class B (no redemption)                $198   $612   $1,052   $2,078*
     Class L (redemption at end of period)  $397   $709   $1,147   $2,362
     Class L (no redemption)                $297   $709   $1,147   $2,362
     Class Y (with or without redemption)   $ 82   $255   $  444   $  990


* assumes conversion to Class A shares approximately eight years after purchase


  More on the fund's investments

Derivative contracts The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices, interest rates or currencies, or options on these futures, for any of the following purposes:




.. To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates

..  As a cash flow management technique
..  As a substitute for buying or selling securities



..  To enhance return


A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on a fund's stock, interest rate or currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities markets are changing. The fund may not fully benefit from or may lose money on


                                                      Smith Barney Mutual Funds
derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.


Foreign investments The fund may invest up to 10% of its assets (at the time of investment) in foreign securities. The fund may invest directly in foreign issuers or invest in depository receipts. The fund's investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Because the value of a depository receipt is dependent upon the market price of an underlying foreign security, depository receipts are subject to most of the risks associated with investing in foreign securities directly. Foreign countries generally have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. currency fluctuations could erase investment gains or add to investment losses.


Debt securities The fund's policy is to be as fully invested in equity securities as practicable at all times. The fund may, however, maintain a portion of its assets (normally not more than 10%) in U.S. government securities, money market obligations and cash.

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Smith Barney Small Cap Value Fund

  Management


Manager The fund's investment manager is Smith Barney Fund Management LLC ("SBFM" or the "manager"), an affiliate of Citigroup Global Markets Inc. ("CGM"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments and oversees its operations. The manager and CGM are subsidiaries of Citigroup Inc. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.



Peter Hable, investment officer of the manager, a managing director of CGM, and president of Davis Skaggs Investment Management, a division of the manager, has been responsible for the day-to-day management of the fund's portfolio since inception. Thomas B. Driscoll, III, a director of CGM, also assists in managing the portfolio.


Management fee For its services, the manager received a fee during the fund's last fiscal year equal to 0.75% of the fund's average daily net assets.

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and L shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.


Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb, serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain functions including shareholder record keeping and accounting services.



Recent Developments The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes SBFM and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is review-


                                                      Smith Barney Mutual Funds
ing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended, eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.



The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.



CAM has begun to take corrective actions. CAM will pay to the applicable funds $16 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.



CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter.


Smith Barney Small Cap Value Fund

  Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

.. If you plan to invest regularly or in large amounts, buying Class A shares, or, if you meet the minimum investment requirement, Class Y shares, may help you reduce sales charges and ongoing expenses.
.. For Class B shares, all of your purchase price and, for Class L shares, more of your purchase amount (compared to Class A shares), will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.
.. Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:

..  A broker-dealer, financial intermediary, financial institution or the distributor's financial consultants (each called a "Service Agent")
.. The fund, but only if you are investing through certain qualified plans or Service Agents

All classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                               Initial           Additional
                                     Classes A, B, L   Class Y   All Classes
   General                               $1,000      $15 million     $50
   IRAs, Self Employed Retirement
   Plans, Uniform Gifts or Transfers
   to Minor  Accounts                     $250       $15 million     $50
   Qualified Retirement Plans*            $25        $15 million     $25
   Simple IRAs                             $1            n/a         $1
   Monthly Systematic Investment
   Plans                                  $25            n/a         $25
   Quarterly Systematic Investment
   Plans                                  $50            n/a         $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.

                                                      Smith Barney Mutual Funds

  Comparing the fund's classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

                    Class A            Class B            Class L          Class Y
Key features   .Initial sales     .No initial sales  .Initial sales    .No initial or
                charge             charge             charge is         deferred sales
               .You may qual-     .Deferred sales     lower than        charge
                ify for reduc-     charge de-         Class A          .Must invest at
                tion or waiver     clines over       .Deferred sales    least $15
                of initial sales   time               charge for        million
                charge            .Converts to        only 1 year      .Lower annual
               .Lower annual       Class A after 8   .Does not con-     expenses than
                expenses than      years              vert to Class A   the other
                Class B and       .Higher annual     .Higher annual     classes
                Class L            expenses than      expenses than
                                   Class A            Class A
---------------------------------------------------------------------------------------
Initial sales   Up to 5.00%;       None               1.00%             None
charge          reduced for
                large
                purchases and
                waived for
                certain
                investors. No
                charge for
                purchases of
                $1,000,000 or
                more
---------------------------------------------------------------------------------------
Deferred sales  1.00% on           Up to 5.00%        1.00% if you      None
charge          purchases of       charged when       redeem within
                $1,000,000 or      you redeem         1 year of
                more if you        shares. The        purchase
                redeem within      charge is
                1 year of          reduced over
                purchase           time and there
                                   is no deferred
                                   sales charge
                                   after 5 years
---------------------------------------------------------------------------------------
Annual          0.25% of           1.00% of           1.00% of          None
distribution    average daily      average daily      average daily
and service     net assets         net assets         net assets
fees
---------------------------------------------------------------------------------------
Exchange        Class A shares     Class B shares     Class L shares    Class Y shares
Privilege*      of most Smith      of most Smith      of most Smith     of most Smith
                Barney funds       Barney funds       Barney funds      Barney funds
---------------------------------------------------------------------------------------

* Ask your Service Agent for the Smith Barney funds available for exchange.

Smith Barney Small Cap Value Fund

  Sales charges

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase.

The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributor keeps up to approximately 10% of the sales charges imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.


                                                                Broker/Dealer
                                         Sales Charge as a % of   Commission
                                         Offering   Net Amount    as a % of
Amount of Purchase                       Price (%) Invested (%) Offering Price
Less than $25,000                          5.00        5.26              4.50
$25,000 but less than $50,000              4.25        4.44              3.83
$50,000 but less than $100,000             3.75        3.90              3.38
$100,000 but less than $250,000            3.25        3.36              2.93
$250,000 but less than $500,000            2.75        2.83              2.48
$500,000 but less than $1,000,000          2.00        2.04              1.80
$1,000,000 or more                          -0-         -0-      up to 1.00 *


* The distributor pays up to 1.00% to a Service Agent.


Investments of $1,000,000 or more You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

                                                      Smith Barney Mutual Funds

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

Accumulation privilege - lets you combine the current value of Class A shares owned

..  by you, or
..  by members of your immediate family,

and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent - lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

Waivers for certain Class A investors. Class A initial sales charges are waived for certain types of investors, including:

..  Employees of NASD members
..  Investors participating in a fee-based program sponsored by certain broker-dealers affiliated with Citigroup
.. Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.


Year after purchase            1st 2nd 3rd 4th 5th 6th through 8th
Deferred sales charge          5%  4%  3%  2%  1%        0%


Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.


Smith Barney Small Cap Value Fund

Class B conversion After eight years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares Issued:             Shares Issued:       Shares Issued:
at Initial Purchase        on Reinvestment of   Upon Exchange from
                           Dividends and        Another Smith Barney
                           Distributions        Fund
Eight years after the date In same proportion   On the date the shares
of purchase payment        as the number of     originally acquired
                           Class B shares       would have converted
                           converting is to     into Class A shares
                           total Class B shares
                           you own (excluding
                           shares issued as a
                           dividend)


Class L shares


You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1.00% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you held Class C shares of other Smith Barney mutual funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2004.


Service Agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares serviced by them.

Class Y shares

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.


  More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

                                                      Smith Barney Mutual Funds

In addition, you do not pay a deferred sales charge on:

..  Shares exchanged for shares of another Smith Barney fund
..  Shares representing reinvested distributions and dividends
..  Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:

..  On payments made through certain systematic withdrawal plans
..  On certain distributions from a retirement plan
..  For involuntary redemptions of small account balances
..  For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

  Buying shares

          Through a You should contact your Service Agent to open a bro-Service Agent kerage account and make arrangements to buy shares.

                    If you do not provide the following information, your order will be rejected:

                    .Class of shares being bought
                    .Dollar amount or number of shares being bought

                    Your Service Agent may charge an annual account maintenance fee.
      -------------------------------------------------------------------

Smith Barney Small Cap Value Fund

Through the fund Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

                 .Write the fund at the following address:
                     Smith Barney Investment Funds Inc.
                     Smith Barney Small Cap Value Fund
                     (Specify class of shares)
                     c/o PFPC Inc.
                     P.O. Box 9699
                     Providence, Rhode Island 02940-9699
                 .Enclose a check to pay for the shares. For initial
                   purchases, complete and send an account
                   application.
                 .For more information, please call Smith Barney
                   Shareholder Services at 1-800-451-2010.
-------------------------------------------------------------------------------
       Through a You may authorize your Service Agent or the sub-systematic transfer agent to transfer funds automatically from (i) a investment plan regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regu-lar basis.

                 .Amounts transferred should be at least $25
                   monthly or $50 quarterly
                 .If you do not have sufficient funds in your ac-
                   count on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee

                 For more information, contact your Service Agent or the trans-fer agent or consult the SAI.


  Exchanging shares

    Smith Barney offers You should contact your Service Agent to exchange a distinctive family into other Smith Barney funds. Be sure to read the of funds tailored to prospectus of the Smith Barney fund into which you help meet the are exchanging. An exchange is a taxable transaction. varying needs of both large and .You may exchange shares only for shares of the
       small investors.   same class of another Smith Barney fund. Not all
                          Smith Barney funds offer all classes.
                        .Not all Smith Barney funds may be offered in
                          your state of residence. Contact your Service
                          Agent or the transfer agent for further
                          information.

                                                      Smith Barney Mutual Funds

                   .Exchanges of Class A, Class B and Class L shares
                     are subject to minimum investment requirements
                     (except for systematic investment plan
                     exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.
                   .If you hold share certificates, the sub-transfer
                     agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.
                   .The fund may suspend or terminate your ex-
                     change privilege if you engage in an excessive pat-
                     tern of exchanges.
  ---------------------------------------------------------------------------
         Waiver of Your shares will not be subject to an initial sales charge additional sales at the time of the exchange.
           charges
                   Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you ex-change at any time into a fund with a lower charge, the sales charge will not be reduced.
  ---------------------------------------------------------------------------
      By telephone If you do not have a brokerage account with a Service
                   Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York
                   Stock Exchange (the "Exchange") is open. Call Smith
                   Barney Shareholder Services at 1-800-451-2010 between
                   9:00 a.m. and 4:00 p.m. (Eastern time). Requests re-ceived after the close of regular trading on the Ex-change are priced at the net asset value next determined.

                   You can make telephone exchanges only between ac-
                   counts that have identical registrations.
  ---------------------------------------------------------------------------
           By mail If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address below.

Smith Barney Small Cap Value Fund

  Redeeming shares


     Generally Contact your Service Agent to redeem shares of the fund.

               If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

               If the shares are held by a fiduciary or corporation, other documents may be required.

               Your redemption proceeds will be sent within three busi-ness days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

               If you have a brokerage account with a Service Agent,
               your redemption proceeds will be placed in your ac-
               count and not reinvested without your specific in-struction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
     ---------------------------------------------------------------------
       By mail For accounts held directly at the fund, send written requests to the fund at the following address:

                   Smith Barney Investment Funds Inc.
                   Smith Barney Small Cap Value Fund
                   (Specify class of shares)
                   c/o PFPC Inc.
                   P.O. Box 9699
                   Providence, Rhode Island 02940-9699

               Your written request must provide the following:

               .The name of the fund and account number
               .The class of shares and the dollar amount or
                 number of shares to be redeemed
               .Signatures of each owner exactly as the account is
                 registered


                                                      Smith Barney Mutual Funds

--------------------------------------------------------------------------------
    By telephone If you do not have a brokerage account with a Service
                 Agent, you may be eligible to redeem shares (except
                 those held in retirement plans) in amounts up to
                 $50,000 per day through the fund. You must complete
                 an authorization form to authorize telephone re-
                 demptions. If eligible, you may request redemptions by
                 telephone on any day the Exchange is open. Call Smith
                 Barney Shareholder Services at 1-800-451-2010 between
                 9:00 a.m. and 4:00 p.m. (Eastern time). Requests re-
                 ceived after the close of regular business on the Ex-
                 change are priced at the net asset value next
                 determined.

                 Your redemption proceeds can be sent by check to
                 your address of record or by wire or electronic transfer
                 (ACH) to a bank account designated on your autho
                 rization form. You must submit a new authorization
                 form to change the bank account designated to receive
                 wire or electronic transfers and you may be asked to
                 provide certain other documents. The sub-transfer
                 agent may charge a fee on a wire or an electronic
                 transfer (ACH).
--------------------------------------------------------------------------------
  Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis.
                 To qualify you must own shares of the fund with a value
                 of at least $10,000 ($5,000 for retirement plans) and
                 each automatic redemption must be at least $50. If
                 your shares are subject to a deferred sales charge, the
                 sales charge will be waived if your automatic payments
                 do not exceed 1.00% per month of the value of your
                 shares subject to a deferred sales charge.

                 The following conditions apply:

                 .Your shares must not be represented by certificates
                 .All dividends and distributions must be reinvested

                 For more information, contact your Service Agent or consult the
                 SAI.
--------------------------------------------------------------------------------


Smith Barney Small Cap Value Fund

  Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

..  Name of the fund
..  Account number
..  Class of shares being bought, exchanged or redeemed
.. Dollar amount or number of shares being bought, exchanged or redeemed .. Signature of each owner exactly as the account is registered


The fund's sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If those procedures are followed, neither the fund, the transfer agent, nor the sub-transfer agent will bear any liability for such transactions.


Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

..  Are redeeming over $50,000
..  Are sending signed share certificates or stock powers to the sub-transfer agent
..  Instruct the sub-transfer agent to mail the check to an address different from the one on your account
..  Changed your account registration
..  Want the check paid to someone other than the account owner(s)
.. Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

..  Suspend the offering of shares
..  Waive or change minimum and additional investment amounts
..  Reject any purchase or exchange order
..  Change, revoke or suspend the exchange privilege
..  Suspend telephone transactions

                                                      Smith Barney Mutual Funds

.. Suspend or postpone redemptions of shares on any day when trading on the Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
.. Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.



  Dividends, distributions and taxes


Dividends and distributions The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Long-term capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primarily from capital gains. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.


Smith Barney Small Cap Value Fund

Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.



Transaction                          Federal tax status
Redemption or exchange of shares     Usually capital gain or loss; long-
                                     term only if shares owned more
                                     than one year
Long-term capital gain distributions Long-term capital gain
Dividends                            Ordinary income, potentially
                                     taxable at long-term capital gain
                                     rates



Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a long-term capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.



After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.


                                                      Smith Barney Mutual Funds

  Share price


You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.



The fund generally values its portfolio securities based on market prices or quotations. The fund's currency conversions are done when the London Stock Exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.


International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the fund's sub-transfer agent before the Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the fund's sub-transfer agent before the sub-transfer agent's close of business.

Smith Barney Small Cap Value Fund

  Financial highlights


The financial highlights tables are intended to help you understand the performance of each class since inception. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). No information is presented for Class Y shares of the fund because no Class Y shares were outstanding for the period shown.


  For a Class A share of capital stock outstanding throughout each year (except where noted) ended September 30:




Class A shares                     2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)(2)/
---------------------------------------------------------------------------------------
Net asset value, beginning of year $  14.45  $ 14.19   $ 14.85   $ 12.10     $ 11.40
---------------------------------------------------------------------------------------
Income from operations:
 Net investment income                 0.06     0.09      0.20      0.16        0.15
 Net realized and unrealized
  gain                                 3.94     0.64      0.27      2.78        0.55
---------------------------------------------------------------------------------------
Total income from operations           4.00     0.73      0.47      2.94        0.70
---------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                   --    (0.14)    (0.18)    (0.19)         --
 Net realized gains                   (0.21)   (0.33)    (0.95)       --          --
---------------------------------------------------------------------------------------
Total distributions                   (0.21)   (0.47)    (1.13)    (0.19)         --
---------------------------------------------------------------------------------------
Net asset value, end of year       $  18.24  $ 14.45   $ 14.19   $ 14.85     $ 12.10
---------------------------------------------------------------------------------------
Total return                          27.98%    4.88%     3.26%    24.71%       6.14%++
---------------------------------------------------------------------------------------
Net assets, end of year (000s)     $101,798  $72,196   $52,670   $40,693     $37,308
---------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                              1.19%    1.18%     1.20%     1.28%       1.32%+
 Net investment income                 0.36     0.58      1.33      1.28        1.94+
---------------------------------------------------------------------------------------
Portfolio turnover rate                  68%      49%       47%       48%          7%
---------------------------------------------------------------------------------------


(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period February 26, 1999 (inception date) to September 30, 1999.

++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

                                                      Smith Barney Mutual Funds

  For a Class B share of capital stock outstanding throughout each year (except where noted) ended September 30:




Class B shares                      2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)(2)/
----------------------------------------------------------------------------------------
Net asset value, beginning of year  $  14.35  $  14.10  $ 14.76   $ 12.05     $ 11.40
----------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income (loss)          (0.06)    (0.03)    0.08      0.07        0.09
 Net realized and unrealized gain       3.91      0.63     0.28      2.76        0.56
----------------------------------------------------------------------------------------
Total income from operations            3.85      0.60     0.36      2.83        0.65
----------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                    --     (0.02)   (0.07)    (0.12)         --
 Net realized gains                    (0.21)    (0.33)   (0.95)       --          --
----------------------------------------------------------------------------------------
Total distributions                    (0.21)    (0.35)   (1.02)    (0.12)         --
----------------------------------------------------------------------------------------
Net asset value, end of year        $  17.99  $  14.35  $ 14.10   $ 14.76     $ 12.05
----------------------------------------------------------------------------------------
Total return                           27.12%     4.03%    2.52%    23.70%       5.70%++
----------------------------------------------------------------------------------------
Net assets, end of year (000s)      $131,657  $112,946  $83,426   $65,125     $60,620
----------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                               1.95%     1.94%    1.97%     2.04%       2.08%+
 Net investment income (loss)          (0.41)    (0.19)    0.56      0.52        1.19+
----------------------------------------------------------------------------------------
Portfolio turnover rate                   68%       49%      47%       48%          7%
----------------------------------------------------------------------------------------


(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period February 26, 1999 (inception date) to September 30, 1999.

++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Smith Barney Small Cap Value Fund

  For a Class L share of capital stock outstanding throughout each year (except where noted) ended September 30:




Class L shares                      2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)(2)/
----------------------------------------------------------------------------------------
Net asset value, beginning of year  $  14.35  $ 14.10   $ 14.76   $ 12.05     $ 11.40
----------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income (loss)          (0.06)   (0.03)     0.08      0.07        0.09
 Net realized and unrealized gain       3.90     0.63      0.28      2.76        0.56
----------------------------------------------------------------------------------------
Total income from operations            3.84     0.60      0.36      2.83        0.65
----------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                    --    (0.02)    (0.07)    (0.12)         --
 Net realized gains                    (0.21)   (0.33)    (0.95)       --          --
----------------------------------------------------------------------------------------
Total distributions                    (0.21)   (0.35)    (1.02)    (0.12)         --
----------------------------------------------------------------------------------------
Net asset value, end of year        $  17.98  $ 14.35   $ 14.10   $ 14.76     $ 12.05
----------------------------------------------------------------------------------------
Total return                           27.05%    4.04%     2.52%    23.70%       5.70%++
----------------------------------------------------------------------------------------
Net assets, end of year (000s)      $111,838  $91,275   $69,712   $46,299     $43,212
----------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                               1.96%    1.94%     1.96%     2.04%       2.08%+
 Net investment income (loss)          (0.41)   (0.19)     0.55      0.52        1.20+
----------------------------------------------------------------------------------------
Portfolio turnover rate                   68%      49%       47%       48%          7%
----------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period February 26, 1999 (inception date) to September 30, 1999.

++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

                                                      Smith Barney Mutual Funds

  For a Class Y share of capital stock outstanding throughout each year (except where noted) ended September 30:





               Class Y shares                       2003/(1)(2)/
               -------------------------------------------------
               Net asset value, beginning of period   $ 14.57
               -------------------------------------------------
               Income from operations:
                Net investment income                    0.06
                Net realized and unrealized gain         3.64
               -------------------------------------------------
               Total income from operations              3.70
               -------------------------------------------------
               Less distributions from:
                Net investment income                      --
                Net realized gains                         --
               -------------------------------------------------
               Total distributions                         --
               -------------------------------------------------
               Net asset value, end of period         $ 18.27
               -------------------------------------------------
               Total return++                           25.39%
               -------------------------------------------------
               Net assets, end of period (000s)       $23,757
               -------------------------------------------------
               Ratios to average net assets+:
                Expenses                                 0.80%
                Net investment income                    0.75
               -------------------------------------------------
               Portfolio turnover rate                     68%
               -------------------------------------------------


(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period April 14, 2003 (inception date) to September 30, 2003.

++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Smith Barney Small Cap Value Fund

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed/r/

Smith Barney Small Cap Value Fund

An investment portfolio of Smith Barney Investment Funds Inc.


Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.


The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.


Statement of Additional Information The Statement of Additional Information ("SAI") provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Smith Barney Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New
York, New York 10004.


Information about the Fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.



If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.



Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.


(Investment Company Act
file no. 811-03275)

FB02461 01/04

                               January 28, 2004




                      STATEMENT OF ADDITIONAL INFORMATION

                       Smith Barney Group Spectrum Fund
                               125 Broad Street
                           New York, New York 10004
                                1-800-451-2010


   This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus of Smith Barney Group Spectrum Fund (the "Fund") dated January 28, 2004, as amended or supplemented from time to time, and should be read in conjunction with the Fund's Prospectus. The Fund is a series of Smith Barney Investment Funds Inc. (the "Company"). Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders, which are incorporated herein by reference. A Fund's Prospectus and copies of the reports may be obtained free of charge by contacting a Smith Barney Financial Consultant, a broker/dealer, financial intermediary or a financial institution (each called a "Service Agent"), or by writing or calling the Fund at the address or telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.


                               TABLE OF CONTENTS


                                                                            Page
                                                                            ----
Investment Objective and Management Policies...............................   2
Investment Restrictions....................................................   8
Directors and Officers of the Company......................................  10
Distributor................................................................  15
Purchase of Shares.........................................................  20
Redemption of Shares.......................................................  24
Valuation of Shares........................................................  26
Exchange Privilege.........................................................  26
Performance Data...........................................................  27
Dividends and Distributions................................................  31
Taxes......................................................................  31
Additional Information.....................................................  36
Financial Statements.......................................................  38
Other Information..........................................................  38
Appendix A -- Summary of Proxy Voting Policies and Procedures.............. A-I

                 INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

   The prospectus discusses the Fund's investment objective and policies. This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies the Fund may utilize and certain risks associated with these investments, policies and strategies. Smith Barney Fund Management LLC ("SBFM" or the "manager") serves as investment manager and administrator to the Fund.

   The Fund is an open-end, diversified, management investment company whose investment objective is to seek capital appreciation.

   The fund seeks to outperform the S&P 500 Index by investing, to the extent the Fund is invested in equity securities, in the common stocks that comprise the sub-industries of the S&P 500 Index that have been determined by the Smith Barney Group Spectrum Allocation Model (the "Allocation Model") as likely to outperform the entire S&P 500 Index. The Fund intends to invest the remainder of its assets in money market instruments.

   The Allocation Model: The Allocation Model tracks the sub-industries that comprise the S&P 500 Index which now number over 100 and employs technical analysis of each sub-industry in compiling on a weekly basis a "buy," "hold," "avoid" or "sell" recommendation for each such sub-industry. The Allocation Model is a "paper portfolio" that "buys" and "sells" securities within sub-industries based on the recommendations. The Allocation Model "buys" an entire group of stocks; it does not have the ability to discriminate and pick only the technically stronger looking sub-industry components. If a sub-industry is downgraded during a week from "hold" to "avoid," and it appears in the Allocation Model, the group of securities that comprise that sub-industry is sold. If a sub-industry is upgraded to the "buy" list, the Allocation Model attempts to "own" over two times a market weight in that sub-industry. The Allocation Model attempts to "own" over one times market weight in a sub-industry on the "hold" list. Cash may build in the Allocation Model only if there are sufficient downgrades (from "hold" to "avoid," for example); market timing itself plays no roles in the Allocation Model's cash position.

   Selection Process: The manager does not seek to select securities based on their individual potential to outperform the S&P 500 Index. Instead, the manager seeks to replicate the performance of the Allocation Model by basing its investment decisions on the recommendations of the Allocation Model. Once the Allocation Model deems a sub-industry of the S&P 500 Index to be technically stronger, the manager will purchase the securities of each company in the sub-industry. Conversely, when the Allocation Model downgrades a sub-industry from "hold" to "avoid," the manager will sell the securities of each issuer within the sub-industry. To the extent the recommendations of the Allocation Model or other factors do not permit the fund to be fully invested, the fund intends to invest in any type of money market instrument.

   The manager will become aware of the Allocation Model's weekly sub-industry recommendations when such recommendations are made publicly available.

   Technical Analysis: Technical analysis generally consists of a systematic and analytical approach to the analysis of stock prices. Technical analysis is not concerned with the financial position of a company but instead relies exclusively on the use of charts and computer programs with respect to price and volume data in an attempt to identify trends or patterns of supply versus demand which are then utilized to draw conclusions as to present market position and possible future market action.

   Repurchase Agreements. The Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). The Fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Fund's manager. The manager will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The manager will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940, as amended ("1940 Act").

Reverse Repurchase Agreements

   The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a money market instrument by the Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account consisting of U.S. government securities or cash or cash equivalents to cover its obligations under reverse repurchase agreements with broker-dealers and other financial institutions. The Fund will invest the proceeds in other money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Under the 1940 Act, reverse repurchase agreements may be considered borrowing by the seller.

   Reverse repurchase agreements create opportunities for increased returns to the shareholders of the Fund but, at the same time, create special risk considerations. Although the principal or stated value of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest or dividends the Fund will have to pay in respect thereof, the Fund's net income or other gain will be greater than if this type of investment technique had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover this cost, the net income or other gain of the Fund will be less than if the reverse repurchase agreement had not been used.

   The Fund currently intends to invest not more than 33% of its net assets in reverse repurchase agreements.

   Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. The Fund will not lend portfolio securities to affiliates of the manager unless they have applied for and received specific authority to do so from the Securities and Exchange Commission ("SEC"). Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government Securities, which are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder." Generally, the borrower will be required to make payments to the Fund in lieu of any dividends the Fund would have otherwise received had it not loaned the shares to the borrower. Any such payments, however, will not be treated as "qualified dividend income" for purposes of determining what portion of the Fund's regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see "TAXES" below).

   By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. Although the generation of income is not the primary investment goal of the Fund, income received could be used to pay the Fund's expenses and would increase an investor's total return. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 102% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund may terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan.


   Foreign Securities. The Fund may purchase common stocks of foreign corporations represented in the S&P 500 Index (such securities are publicly traded on securities exchanges or over-the-counter in the United States). The Fund's investment in common stock of foreign corporations represented in the S&P 500 Index may also be in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities and are designated for use in the U.S. Securities markets.


   Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Investments in foreign securities may be affected by changes in governmental administration or economic policy (in the United States and abroad) or changed circumstances in dealings between nations. Foreign companies may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be more volatile than securities of U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

   Money Market Instruments. The Fund may invest up to 20% of its assets in corporate and government bonds and notes and money market instruments. Money market instruments include: obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities"); certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. Certificates of deposit ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

   Futures and Options. The Fund may enter into futures contracts, options, and options on futures contracts, subject to the limitation that the value of these futures contracts and options will not exceed 20% of the Fund's total assets. Also, the Fund will not purchase options to the extent that more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions. These futures contracts and options will be used for the following reasons: to simulate full investment in the S&P 500 Index while retaining a cash balance for Fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a futures contract is priced more attractively than stocks comprising the S&P 500 Index. The Fund will only enter into futures contracts and options on futures contracts that are traded on a domestic exchange and board of trade. The Fund will not use futures or options for speculative purposes.

   A call option gives a holder the right to purchase a specific security at a specified price referred to as the "exercise price," within a specified period of time. A put option gives a holder the right to sell a specific security at a specified price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Institutions, such as the Fund, that sell (or "write") call options against securities held in their investment portfolios retain the premium. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held, and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

   Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. The Fund may enter into futures contracts to purchase securities when the manager anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Assets committed to futures contracts will be segregated at the Fund's custodian to the extent required by law.

   There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Fund plans to utilize future contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because, by definition, futures contracts look to projected price levels in the future and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

   In view of these considerations, the Fund will comply with the following restrictions when purchasing and selling futures contracts. First, the Fund will not participate in futures transactions if the sum of its initial margin deposits on open contracts will exceed 5% of the market value of the Fund's total assets, after taking into account the unrealized profits and losses on those contracts which it has entered. Second, the Fund will not enter into these contracts for speculative purposes. Third, the Fund will limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a "commodity pool" under regulations of the Commodity Futures Trading Commission.

   No consideration will be paid or received by the Fund upon entering into a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

   Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin, and an increase in the value of the portion of the Fund being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

   If the Fund hedges against the possibility of a change in market conditions adversely affecting the value of securities held in its portfolio and market conditions move in a direction opposite to that which has been anticipated, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the change in interest rates, market conditions or currency values, as the case may be.

   Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of put, the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

   The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade as a hedge against changes in the value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

   Several risks are associated with options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions by the manager as to anticipated trends, which predictions could prove to be incorrect. Even if the expectations of the manager are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities being hedged.

   Stock Index Options. As described generally above, the Fund may purchase put and call options and write call options on domestic stock indexes listed on domestic exchanges in order to realize its investment objective of capital appreciation or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or the Canadian Market Portfolio Index, or a narrower market index such as the Standard & Poor's 100.

   Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by
(b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

   The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to the manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

   OTC Options. The Fund may purchase and write OTC or dealer options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

   Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transactions may result in material losses to the Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

   Swaps. The Fund may enter into swaps relating to indexes and equity interests of domestic and foreign issuers. A swap transaction is an agreement between the Fund and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The Fund may enter into these transactions, for example, to replicate the performance of one or more sub-industries recommended by the Allocation Model, preserve a return or spread on a particular investment or portion of its assets or protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions to obtain the price performance of a security without actually purchasing the security in circumstances, for example, where the subject security is illiquid, unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

   If the Fund enters into a swap, it usually would do so on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Consequently, the Fund will not enter into a swap agreement unless the manager deems the counterparty creditworthy. To the extent required by the 1940 Act, the Fund will cover its obligation under the swap or segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

                         MASTER/FEEDER FUND STRUCTURE

   The Board of Directors has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                            INVESTMENT RESTRICTIONS

   The investment restrictions below and the Fund's investment objective have been adopted by the Company as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed with respect to a fund without the vote of a majority of the outstanding voting securities of the fund. Majority is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a fund meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (b) more than 50% of outstanding shares.

   Under the investment restrictions adopted by the Company with respect to the Fund, the Fund will not

      1. Invest more than 25% of its total assets in securities, the issuers of which conduct their business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      2. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33/1//\\3\\% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

      3. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund's investment objective and policies); or (d) investing in real estate investment trust securities.

      6. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      7. Purchase or otherwise acquire any illiquid security except as permitted under the 1940 Act for open-end investment companies, which currently permits up to 15% of the Fund's net assets to be invested in illiquid securities.

   If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                     DIRECTORS AND OFFICERS OF THE COMPANY



   The business and affairs of the Fund are managed under the direction of the Company's Board of Directors. The names of the Directors and officers of the Company, together with information as to their principal business occupations during the past five years, are set forth below. The officers of the Fund are employees of organizations that provide services to the Fund.



                                               Term                                       Number
                                                of                                          of
                                              Office*                                   Portfolios
                                                and                                     in the Fund
                                 Position(s)  Length                                      Complex        Other
                                  Held with   of Time      Principal Occupation(s)       Overseen    Directorships
Name, Address, and Age              Fund      Served         During Past 5 Years        by Director Held by Director
----------------------          ------------- ------- --------------------------------- ----------- ----------------
NON-INTERESTED DIRECTORS:
Paul R. Ades                    Director       Since  Law Firm of Paul R. Ades, PLLC        15            None
Paul R. Ades, PLLC                             1994   (from April 2000 to present);
181 West Main Street, Suite C                         Partner in Law Firm of Murov &
Babylon, NY 11702                                     Ades (from November 1970 to
Age 63                                                March 2000)

Dwight B. Crane                 Director       Since  Professor, Harvard Business           49            None
Harvard Business School                        1981   School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 66

Frank G. Hubbard                Director       Since  President of Avatar International     15            None
Avatar International Inc.                      1993   Inc. (business development)
87 Whittredge Road                                    (since 1998); Vice President of
Summit, NJ 07901                                      S&S Industries (chemical
Age 66                                                distribution) (from 1995 to 1998)

Jerome H. Miller                Director       Since  Retired                               15            None
c/o R. Jay Gerken                              1998
Citigroup Asset Management
("CAM")
399 Park Avenue
4th Floor
New York, NY 10022
Age 65

Ken Miller                      Director       Since  President of Young Stuff Apparel      15            None
Young Stuff Apparel Group, Inc.                1994   Group, Inc. (since 1963)
930 Fifth Avenue
Suite 610
New York, NY 10021
Age 62

INTERESTED DIRECTOR:
R. Jay Gerken **                Chairman,      Since  Managing Director of CGM;             221           None
CAM                             President and  2002   Chairman, President and Chief
399 Park Avenue                 Chief                 Executive Officer of SBFM,
4th Floor                       Executive             Travelers Investment Adviser,
New York, NY 10022              Officer               Inc. ("TIA") and Citi Fund
Age 52                                                Management, Inc. ("CFM");
                                                      President and Chief Executive
                                                      Officer of certain mutual funds
                                                      associated with Citigroup Inc.
                                                      ("Citigroup"); formerly portfolio
                                                      manager of Smith Barney
                                                      Allocation Series Inc. (from 1996
                                                      to 2001) and Smith Barney
                                                      Growth and Income Fund (from
                                                      1996 to 2001)

                                             Term                                       Number
                                              of                                          of
                                            Office*                                   Portfolios
                                              and                                     in the Fund
                              Position(s)   Length                                      Complex        Other
                               Held with    of Time      Principal Occupation(s)       Overseen    Directorships
Name, Address, and Age           Fund       Served         During Past 5 Years        by Director Held by Director
----------------------       -------------- ------- --------------------------------- ----------- ----------------

OFFICERS

Andrew B. Shoup              Senior Vice     Since  Director of CAM; Senior Vice          N/A           N/A
CAM                          President and   2003   President and Chief
125 Broad Street             Chief                  Administrative Officer of mutual
10th Floor                   Administrative         funds associated with Citigroup;
New York, NY 10004           Officer                Treasurer of certain mutual funds
Age 47                                              associated with Citigroup; Head
                                                    of International Funds
                                                    Administration of CAM (from
                                                    2001 to 2003); Director of Global
                                                    Funds Administration of CAM
                                                    (from 2000 to 2001); Head of
                                                    U.S. Citibank Funds
                                                    Administration of CAM (from
                                                    1998 to 2000)

Richard L. Peteka            Treasurer and   Since  Director and Head of Internal         N/A           N/A
CAM                          Chief           2002   Control for Citigroup Asset
125 Broad Street, 11th Floor Financial              Management U.S. Mutual Fund
New York, NY 10004           Officer                Administration from 1999-2002;
Age 42                                              Vice President, Head of Mutual
                                                    Fund Administration and
                                                    Treasurer at Oppenheimer Capital
                                                    from 1996 to 1999

Kevin Kopczynski             Vice President  Since  Director of CGM                       N/A           N/A
CAM                          and Investment  2000
300 First Stamford Place     Officer
4th Floor
Stamford, CT 06902
Age 38

Kaprel Ozsolak               Controller      Since  Vice President of CGM                 N/A           N/A
CAM                                          2002
125 Broad Street, 11th Floor
New York, NY 10004
Age 38

Marianne Motley              Assistant       Since  Director, Mutual Fund                 N/A           N/A
CAM                          Treasurer       2000   Administration for CGM (since
125 Broad Street                                    1994)
10th Floor
New York, NY 10004
Age 44

Rosemary D. Emmens           Assistant       Since  Director and Associate General        N/A           N/A
CAM                          Secretary       2002   Counsel, CAM (since 1998)
300 First Stamford Place
4th Floor
Stamford, CT 06902
Age 34

Harris Goldblat              Assistant       Since  Director and Associate General        N/A           N/A
CAM                          Secretary       2002   Counsel, CAM (since 2000);
300 First Stamford Place                            Associate, Stroock & Stroock &
4th Floor                                           Lavan LLP (from 1997 to 2000)
Stamford, CT 06902
Age 34

                                        Term                                       Number
                                         of                                          of
                                       Office*                                   Portfolios
                                         and                                     in the Fund
                          Position(s)  Length                                      Complex        Other
                           Held with   of Time      Principal Occupation(s)       Overseen    Directorships
Name, Address, and Age       Fund      Served         During Past 5 Years        by Director Held by Director
----------------------   ------------- ------- --------------------------------- ----------- ----------------

OFFICERS

Andrew Beagley           Chief Anti-    Since  Director, CGM (since 2000);           N/A           N/A
CAM                      Money          2002   Director of Compliance, North
399 Park Avenue          Laundering            America, CAM (since 2000);
4th Floor                Compliance            Chief Anti-Money Laundering
New York, NY 10022       Officer               Compliance Officer of mutual
Age 40                                         funds associated with Citigroup;
                                               Director of Compliance, Europe,
                                               the Middle East and Africa, CAM
                                               (from 1999 to 2000); Compliance
                                               Officer, Salomon Brothers Asset
                                               Management Limited, Smith
                                               Barney Global Capital
                                               Management Inc., Salomon
                                               Brothers Asset Management Asia
                                               Pacific Limited (from 1997 to
                                               1999)

Robert I. Frenkel        Secretary and  Since  Managing Director and General         N/A           N/A
CAM                      Chief Legal    2003   Counsel of Global Mutual Funds
300 First Stamford Place Officer               for CAM and its predecessor
4th Floor                                      (since 1994); Secretary of CFM;
Stamford, CT 06902                             Secretary and Chief Legal Officer
Age 48                                         of mutual funds associated with
                                               Citigroup

--------

 * Each Director and officer serves until his or her respective successor has been duly elected and qualified.


** Mr. Gerken is an "Interested Director" of the Company because he is an officer of SBFM and certain of its affiliates.

   For the calendar year ended December 31, 2003, the Directors beneficially owned equity securities of the Fund within the dollar ranges presented in the table below:



                                                        Aggregate Dollar Range
                                          Dollar Range  of Equity Securities In
                                            of Equity    Registered Investment
                                          Securities in   Companies Overseen
 Name of Director                           the Fund          by Director
 ----------------                         ------------- -----------------------
 Paul R. Ades............................
 Herbert Barg+...........................
 Dwight B. Crane.........................
 R. Jay Gerken...........................
 Frank G. Hubbard........................
 Jerome H. Miller........................     None           Over $100,000
 Ken Miller..............................

--------



+ retired to Emeritus status as of December 31, 2003.



   As of January 1, 2004, none of the above Independent Directors, or their immediate family members, owned beneficially or of record any securities of the adviser or principal underwriter of the Fund or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the adviser or principal underwriter of the Fund.



   The Company has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors of the Company, namely Messrs. Ades, Crane, Hubbard, J. Miller and K. Miller.





   The Audit Committee oversees the scope of the Fund's audit, the Fund's accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Directors for their ratification, the selection, appointment, retention or termination of the Fund's independent auditors and approves the compensation of the independent auditors. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent auditors to its manager and any affiliated service providers if the engagement relates directly to the Fund's operations and financial reporting.


   The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Company's Secretary. The Nominating Committee did not meet during the Fund's most recent fiscal year.


   No officer, director or employee of CGM or any parent or subsidiary receives any compensation from the Company for serving as an Officer or Director of the Company. The Company pays each Director who is not an officer, director or employee of CGM or any of its affiliates a fee of $22,500 per annum plus $2,900 per meeting attended and reimburses travel and out-of-pocket expenses. During the calendar year ended December 31, 2002, such expenses totaled $7,251. The Directors of the Company were paid the following compensation for the respective periods:

                                                         Total
                                   Total Pension or  Compensation
                     Aggregate        Retirement       from Fund      Number of
                   Compensation        Benefits      Complex Paid     Funds for
                   from Company    Accrued as part  to Directors in Which Director
                 Fiscal Year Ended     of Fund       Calendar Year  Serves Within
Name of Director     09/30/03          Expenses     Ended 12/31/02   Fund Complex
---------------- ----------------- ---------------- --------------- --------------
Paul R. Ades....      $2,503              $0           $ 56,050           15
Herbert Barg+...       2,544               0            119,450           44
Dwight B. Crane.       2,507               0            152,200           49
R. Jay Gerken**.           0               0                  0          221
Frank G. Hubbard       2,503               0             56,050           15
Jerome Miller...       2,503               0             56,050           15
Ken Miller......       2,503               0             56,050           15

--------
** Mr. Gerken is not compensated for his service as a Director because of his affiliation with the Manager.

+  retired to Emeritus status as of December 31, 2003.



   During the year in which they attain age 80, Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund Directors, together with reasonable out-of-pocket expenses for each meeting attended. During the calendar year ended December 31, 2002, Directors Emeritus received $25,000 in compensation from the Fund Complex.



   As of January 1, 2004, the Directors and Officers of the Company, as a group, owned less than 1.00% of the outstanding common stock of the Company.



   As of January 1, 2004 to the knowledge of the Fund and the Board of Directors, no single shareholder or group (as the term is used in Section 13(d) of the Securities Act of 1934) beneficially owned more than 5% of the outstanding shares of the Fund.


Investment Manager--SBFM


   SBFM (successor to SSB Citi Fund Management LLC) serves as investment manager to the Fund pursuant to an investment management agreement (the "Investment Management Agreement") with the Fund which was approved by the Board of Directors, including a majority of directors who are not "interested persons" of the Fund or the manager. SBFM is an affiliate of CGM and is an indirect, wholly-owned subsidiary of Citigroup Inc. Subject to the supervision and direction of the Company's Board of Directors, the manager manages the Fund's portfolio in accordance with the Fund's stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund. The manager pays the salary of any officer and employee who is employed by both it and the Fund. The manager bears all expenses in connection with the performance of its services. The manager also: (a) assists in supervising all aspects of the Fund's operations except those it performs under its investment advisory agreement;
(b) supplies the Fund with office facilities (which may be in SBFM's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the Fund, (ii) applicable Deferred Sales Charges and similar fees and charges and (iii) distribution fees, internal auditing and legal services, internal executive and administrative services, and stationary and office supplies; and (c) prepares reports to shareholders of the Fund, tax returns and reports to and filings with the SEC and state blue sky authorities.



   SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to investment companies, including investment companies which are distributed outside the U.S., that had aggregate assets under management as of December 31, 2003 in excess of $115.4 billion.



   As compensation for investment management services, the Fund pays the manager a fee computed daily and paid monthly at the annual rate of 0.65% of the Fund's average daily net assets. For the fiscal years ended

September 30, 2001, 2002 and 2003, the Fund incurred $2,314,401, $1,630,742 and
$1,036,555 in investment advisory fees.


   Kevin Kopczynski, investment officer of the manager, is responsible for the day-to-day management of the Fund.

CODE OF ETHICS

   Pursuant to Rule 17j-1 of the 1940 Act, the Fund, its investment adviser and principal underwriters have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

   Copies of the Fund's Codes of Ethics are on file with the Securities and Exchange Commission ("SEC").


PROXY VOTING GUIDELINES & PROCEDURES



   Although individual Board members may not agree with particular policies or votes by the Fund's manager, the Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.



   Attached as Appendix A is a summary of the guidelines and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Fund uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the manager or any affiliated person of the Fund or the manager, on the other. This summary of the guidelines gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with the Fund's investment objectives.


Counsel and Auditors


   Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099 serves as counsel to the Fund. Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, serves as counsel to the Fund's Independent Directors.



   KPMG LLP, 757 Third Avenue, New York, New York 10017, serves as independent auditors to examine and report on the Fund's financial statements for the fiscal year ending September 30, 2004.


Custodian and Transfer Agent

   State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts, 02110, serves as the custodian of the Company on behalf of the Fund. Under its agreement with the Company on behalf of the Fund, State Street holds the Fund's portfolio securities and keeps all necessary accounts and records. For its services, State Street receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges. The assets of the Fund are held under bank custodianship in compliance with the 1940 Act.


   Citicorp Trust Bank, fsb (the "transfer agent"), located at 125 Broad Street, New York, New York 10004, serves as the Transfer Agent and shareholder services agent of the Fund.



   PFPC Inc. (the "sub-transfer agent"), whose address is P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the Fund's sub-transfer agent to render certain shareholder record keeping and accounting services.

                                  DISTRIBUTOR


   CGM, located at 388 Greenwich Street, New York, New York 10013, serves as the Fund's distributor pursuant to a written agreement with the Company (the "Distribution Agreement") which was approved by the Company's Board of Directors, including a majority of the Independent Directors.


Initial Sales Charges


   The aggregate dollar amount of commissions on Class A and Class L shares received by CGM and its affiliates were as follows:


  Class A Shares (paid to CGM)

   For the fiscal year ended September 30:

            2003......................................... $   15,000
            2002......................................... $   18,000
            2001......................................... $1,305,000

--------

  Class L Shares (paid to CGM)

   For the fiscal year ended September 30:

             2003......................................... $ 30,000
             2002......................................... $ 24,000
             2001......................................... $374,000

--------


Deferred Sales Charges


  Class A Shares (paid to CGM)

   For the fiscal year ended September 30:

             2003......................................... $     0
             2002......................................... $     0
             2001......................................... $16,000


  Class B Shares (paid to CGM)

   For the fiscal year ended September 30:

             2003......................................... $148,000
             2002......................................... $324,000
             2001......................................... $186,000


  Class L Shares (paid to CGM)

   For the fiscal year ended September 30:

             2003......................................... $      0
             2002......................................... $ 12,000
             2001......................................... $302,000


   When payment is made by the investor before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account and CGM may benefit from the temporary use of the funds. The Company's Board of Directors has been advised of the benefits to CGM resulting from these settlement procedures and will take such benefits into consideration when reviewing the Investment Management and Distribution Agreements for continuance.

Distribution Arrangements

   To compensate CGM for the services it provides and for the expense it bears under the Distribution Agreement, the Fund has adopted a services and distribution plan (the "Plan") pursuant to Rule l2b-1 under the 1940 Act. Under the Plan, the Fund pays CGM a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the Fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the Fund pays CGM a distribution fee with respect to the Class B and Class L shares primarily intended to compensate CGM for its initial expense of paying Financial Consultants a commission upon sales of those shares. The Class B and Class L distribution fee is calculated at the annual rate of 0.75% of the value of the Fund's average daily net assets attributable to the shares of the respective Class.

   The following service and distribution fees were incurred by the Fund pursuant to a Plan during the periods indicated:


                                           Fiscal Year   Fiscal Year
                                          Ended 9/30/03 Ended 9/30/02
                                          ------------- -------------
           Class A.......................  $   43,208    $   63,642
           Class B.......................  $  304,557    $  460,645
           Class L.......................  $1,117,310    $1,793,622


   CGM will pay for the printing, at printer's overrun cost, of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, will pay the cost of distributing such copies used in connection with the offering to prospective investors and will also pay for supplementary sales literature and other promotional costs. Such expenses incurred by CGM are distribution expenses within the meaning of the Plan and may be paid from amounts received by CGM from the Fund under the Plan.


   For the fiscal year ended September 30, 2003, CGM incurred distribution expenses totaling $1,313,410, consisting of:



Smith Barney
 Financial
 Consultant           Branch                   Advertising                 Printing
Compensation         Expenses                    Expense                    Expense
------------ -------------------------  -------------------------  -------------------------
  $934,297           $360,194                    $9,865                     $9,054


   Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in the Distribution Agreement (the "Independent Directors"). The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plan also must be approved by the directors including all of the Independent Directors in the manner described above. The Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent Directors or, with respect to the Fund, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Pursuant to the Plan, CGM will provide the Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

Portfolio Transactions

   The Manager arranges for the purchase and sale of the Fund's securities and selects brokers and dealers (including CGM) which, in its best judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. The Manager may select brokers and dealers that provide it with research services and may cause the Fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including CGM, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis.

   Decisions to buy and sell securities for the Fund are made by the Manager, subject to the overall supervision and review of the Company's Board of Directors. Portfolio securities transactions for the Fund are effected by or under the supervision of the Manager.

   Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

   In executing portfolio transactions and selecting brokers or dealers, it is the Fund's policy to seek the best overall terms available. The Manager, in seeking the most favorable price and execution, considers all factors it deems relevant, including, for example, the price, the size of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The Manager receives research, statistical and quotation services from several broker-dealers with which it places the Fund's portfolio transactions. It is possible that certain of the services received primarily will benefit one or more other accounts for which the Manager exercises investment discretion. Conversely, the Fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The Manager's fee under the management agreement is not reduced by reason of its receiving such brokerage and research services. The Company's Board of Directors, in its discretion, may authorize the Manager to cause the Fund to pay a broker that provides brokerage and research services to the Manager a commission in excess of that which another qualified broker would have charged for effecting the same transaction. Salomon Smith Barney will not participate in commissions from brokerage given by the Fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom.

   In accordance with Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Company's Board of Directors has determined that any portfolio transaction for the Fund may be executed through CGM or an affiliate of CGM if, in the Manager's judgment, the use of CGM or an affiliate is likely to result in price and execution at least as favorable as those of other qualified brokers and if, in the transaction, CGM or the affiliate charges the Fund a commission rate consistent with those charged by CGM or an affiliate to comparable unaffiliated customers in similar transactions. In addition, under SEC rules, CGM may directly execute such transactions for the Fund on the floor of any national securities exchange, provided: (a) the Board of Directors has expressly authorized CGM to effect such transactions; and (b) CGM annually advises the Fund of the aggregate compensation it earned on such transactions.

   Even though investment decisions for the Fund are made independently from those of the other accounts managed by the Manager, investments of the kind made by the Fund also may be made by those other accounts. When the Fund and one or more accounts managed by the Manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Manager to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund.

   The Fund will not purchase securities during the existence of any underwriting or selling group relating to the securities, of which the Manager is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other Funds that have similar investment objectives but that are not subject to a similar limitation. The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the Fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

   Even though investment decisions for the Fund are made independently from those of the other accounts managed by SBFM, investments of the kind made by the Fund also may be made by those other accounts. When the Fund and one or more accounts managed by SBFM are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by SBFM to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund.

   The Fund has paid the following in brokerage commissions for portfolio transactions:


                                                                             % of Total
                                                                            Dollar Amount
                                                              % of Total   of Transactions
                                                              Brokerage       Involving
                                    Total     Commissions    Commissions     Commissions
                                  Brokerage   Paid to CGM    Paid to CGM     Paid to CGM
Fiscal Year Ending September 30: Commissions and Affiliates and Affiliates and Affiliates
-------------------------------- ----------- -------------- -------------- ---------------
              2001.............. $1,491,774      $1,250          0.08%          0.06%
              2002.............. $  810,033      $    0             0              0
              2003.............. $  728,675      $    0             0              0


   The total brokerage commissions paid by the Fund for each fiscal year will vary primarily because of increases or decreases in the Fund's volume of securities transactions on which brokerage commissions are charged.


   In selecting brokers or dealers to execute portfolio transactions on behalf of a fund, SBFM seeks the best overall terms available. In assessing the best overall terms available for any transaction, SBFM will consider the factors SBFM deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and the execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each advisory agreement between the Company and SBFM relating to a fund authorizes SBFM, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund, the other funds and/or other accounts over which SBFM or its affiliates exercise investment discretion. For the fiscal year ended September 30, 2003, the Fund directed brokerage transactions totaling $0 to brokers because of research services provided. The amount of brokerage commissions paid on such transactions for the Fund total $0. The fees under the advisory agreements relating to the Fund between the Company and SBFM are not reduced by reason of their receiving such brokerage and research services. The Company's board of directors periodically will review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund.


Portfolio Turnover


   The Fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) is generally not expected to exceed 100%. The rate of turnover will not be a limiting factor, however, when the Fund deems it desirable to sell or purchase securities. The Manager will also monitor the Fund's portfolio to ensure that no more than 25% of the Fund's assets are concentrated in the securities of companies in the same industry and that the Fund complies with its other investment policies. The Manager may cause the Fund to sell or purchase securities to ensure compliance with the Fund's investment policies. For the fiscal years ended September 30, 2001, 2002 and 2003, the Fund had a turnover rate of 265%, 375% and 371%, respectively.

                              PURCHASE OF SHARES

Sales Charge Alternatives

   The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

   Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                          Sales Charge as Sales Charge as  Broker Dealers'
                                a %        a % of Amount   Commission as %
     Amount of Investment of Transaction     Invested     of Offering Price
     -------------------- --------------- --------------- -----------------
     Less than $25,000...      5.00%           5.26%            4.50%
     $25,000-49,999......      4.25            4.44             3.83
     50,000-99,999.......      3.75            3.90             3.38
     100,000-249,999.....      3.25            3.36             2.93
     250,000-499,999.....      2.75            2.83             2.48
     500,000-$1,000,000..      2.00            2.04             1.80
     $1,000,000 and above         *               *

--------

* Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The Deferred Sales Charge on Class A shares is payable to CGM, which compensates Smith Barney Financial Consultants and Service Agents (as defined on page 1) whose clients make purchases of $1,000,000 or more. The Deferred Sales Charge is waived in the same circumstances in which the Deferred Sales Charge applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of Deferred Sales Charge."



   Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account. Class A load-waived shares will be available to retirement plans where such plan's record keeper offers only load-waived shares and where the shares are held on the books of a fund through an omnibus account.


   Class B Shares. Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.


   Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2004, purchases of Class L shares by investors who were holders of Class C shares of other Smith Barney Mutual Funds on June 12, 1998 will not be subject to the 1.00% initial sales charge.


   Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan's recordkeeper; or 401(k) plans of Citigroup and its affiliates).

General

   Investors may purchase shares from a (1) broker dealer, financial intermediary, financial institution (each called a "Service Agent") or (2) a Smith Barney Financial Consultant. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Salomon Smith Barney and Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the sub-transfer agent are not subject to a maintenance fee.


   Investors in Class A, Class B and Class L shares may open an account in the Fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the Fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(c) of the Internal Revenue Code of 1986, as amended (the "Code"), the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in the Fund is $25. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from a Unit Investment Trust ("UIT") sponsored by CGM, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the sub-transfer agent. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent.



   Purchase orders received by the Fund or a Smith Barney Financial Consultant prior to the close of regular trading on the New York Stock Exchange ("NYSE"), on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"), provided the order is received by the Fund or the Fund's agent prior to its close of business. For shares purchased through a Service Agent purchasing through Salomon Smith Barney, payment for shares of the Fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.



   Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Salomon Smith Barney or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by CGM or the sub-transfer agent. The Systematic Investment Plan also authorizes CGM to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund, CGM or a Service Agent.


Sales Charge Waivers and Reductions

   Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD, provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with
CGM), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Smith Barney Financial Consultant's prior employer, (ii) was sold to the client by the Smith Barney Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries, or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge);
(g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from, or proceeds from a sale of, a UIT sponsored by CGM; (i) purchases by investors participating in a CGM fee-based arrangement; (j) purchases of Class A shares by Section 403(b) or
Section 401(a) or (k) accounts associated with Citistreet Retirement Programs;
(k) separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (l) purchases by Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; and (m) purchases by executive deferred compensation plans participating in the Citigroup Global Markets Inc. ExecChoice Program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

   Right of Accumulation. Class A shares of the Fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of other Smith Barney mutual funds that are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

   Letter of Intent--Class A Shares. A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the Fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Salomon Smith Barney Financial Consultant or the transfer agent to obtain a Letter of Intent application.

   Letter of Intent--Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees
(including a service fee of 0.25%) and expenses applicable to the Fund's Class
A shares, which may include a Deferred Sales Charge of 1.00%. Please contact a Smith Barney Financial Consultant or the transfer agent for further information.

Deferred Sales Charge Provisions

   "Deferred Sales Charges" shares are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

   Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge shares that are redeemed will not be subject to a Deferred Sales Charge to the extent the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are Deferred Sales Charge shares, shares redeemed more than 12 months after their purchase.

   Class L shares and Class A shares that are Deferred Sales Charge shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

                                                             Deferred
                                                              Sales
          Year Since Purchase Payment Was Made                Charge
          ------------------------------------               --------
          First.............................................   5.00%
          Second............................................   4.00
          Third.............................................   3.00
          Fourth............................................   2.00
          Fifth.............................................   1.00
          Sixth and thereafter..............................   0.00

   Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.


   In determining the applicability of any Deferred Sales Charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time Deferred Sales Charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other fund. For federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to CGM.


   To provide an example, assume an investor purchased 100 Class B shares of the Fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the Fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

Waivers of Deferred Sales Charge

   The Deferred Sales Charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) redemptions of shares within 12 months following the death or disability of the shareholder; (c) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 591/2; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.

   Deferred Sales Charge waivers will be granted subject to confirmation (by CGM in the case of shareholders who are also Smith Barney clients or by the transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Volume Discounts

   The schedule of sales charges on Class A shares described in the prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Smith Barney Financial Consultant.

Determination of Public Offering Price

   The Fund offers its shares to current shareholders of the Fund on a continuous basis. The public offering price for a Class A, Class B and Class Y share of the Fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000 is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. The public offering price for a Class L share includes a 1.00% initial sales charge. A Deferred Sales Charge is imposed on certain redemptions of Class B shares, and on Class L shares and Class A shares (purchased in amounts exceeding $1,000,000) redeemed within one year of purchase.

                             REDEMPTION OF SHARES

   The right of redemption of shares of the Fund may be suspended or the date of payment postponed (a) for any periods during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the Fund's shareholders.

   If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form. The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.


   If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from CGM, or if the shareholder's account is not with CGM, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and CGM will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.

Distributions in Kind

   If the Board of Directors of the Fund determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the Fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

   An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable Deferred Sales Charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares that are subject to a Deferred Sales Charge). To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment, and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund.

   Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the sub-transfer agent as agent for Withdrawal Plan members. For additional information, shareholders should contact a Smith Barney Financial Consultant or their Service Agent. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal.

                              VALUATION OF SHARES

   The net asset value per share of the Fund's Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the Fund in valuing its assets.

   Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the Company's Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Company's Board of Directors. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the Fund will be valued at fair value as determined in good faith by the Company's Board of Directors.

                              EXCHANGE PRIVILEGE

   Except as noted below and in the Prospectus, shareholders of any of the Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same class of other Smith Barney mutual funds, to the extent such shares are offered for sale in the shareholder's state of residence, on the basis of relative net asset value per share at the time of exchange as follows:

      A. Class A and Class Y shares of the Fund may be exchanged without a sales charge for the respective shares of any of the Smith Barney Mutual Funds.

      B. Class B shares of any fund may be exchanged without a sales charge. Class B shares of the Fund exchanged for Class B shares of another Smith Barney mutual fund will be subject to the higher applicable Deferred Sales Charge of the two funds and, for purposes of calculating Deferred Sales Charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

      C. Class L shares of any fund may be exchanged without a sales charge. For purposes of Deferred Sales Charge applicability, Class L shares of the Fund exchanged for Class L shares of another Smith Barney mutual fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.

   The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Smith Barney Financial Consultant.

   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. CGM reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

   Additional Information Regarding Exchanges. The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. Accordingly, if the Fund's management in its sole discretion determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of Fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

   During times of drastic economic or market conditions, the Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Additional Information Regarding Telephone Redemption and Exchange Program.

   Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days' prior notice to shareholders.

                               PERFORMANCE DATA

Price Return Performance Data

   Investors should not consider the Allocation Model price return information found in the Fund's prospectus as a substitute for, or an indication of, future performance of the Fund or the manager. Past price returns of the Allocation Model are not representative of future price returns of the Allocation Model.

   Price returns are based only on capital appreciation or depreciation of the groups within the sub-industries that comprise the Allocation Model and represent the annual percentage change in the value of the Allocation Model. The Allocation Model is priced each week using S&P group data. The method used to calculate Allocation Model Return is different than the standard SEC method of calculating performance. The results are calculated weekly using the current week's ending value less the prior week's ending value and dividing that by the prior week's ending value. The results do not reflect the execution of actual purchases or sales, and there is no guarantee that a mutual fund following the Allocation Model would be able to execute purchases and sales at the prices used to calculate the price returns.

   The price returns shown do not reflect the reinvestment of dividends, which would result in higher returns. They do not reflect the market impact on the stock prices that may occur between the time the publication is made of additions to and deletions from the Allocation Model and the time a mutual fund following the Allocation Model would be able to execute purchases and sales. They also do not reflect transaction fees, such as commissions, fees and interest charges, or the costs of running a mutual fund, such as management fees, distribution fees and other expenses. Actual transactions and the effect of dividends, fees and costs will result in returns that differ from those of the Allocation Model.

Performance Data--General

   From time to time, the Company may advertise the Fund's total return and average annual total return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class L and Class Y shares of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this SAI, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Fund may also include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper and other financial publications.

   From time to time, the Company may quote the Fund's yield or total return in advertisements or in reports and other communications to shareholders. The Fund may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may be included in the following industry and financial publications--Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the Fund describes the expenses or performance of any Class it will also disclose such information for the other Classes.


Average Annual Total Return (Before Taxes)


   "Average annual total return" figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:
                               P(1 + T)/n /= ERV

      Where:  P = a hypothetical initial payment of $1,000.
              T = average annual total return.
              n = number of years.
            ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. The Fund's net investment income changes in response to fluctuations in interest rates and the expenses of the Fund.

   The total returns below show what an investment in the Fund would have earned over a specified period of time (one, five or ten years or since inception) without assuming the payment of the maximum sales load when the investment was first made and that all distributions and dividends by the Fund were invested on the reinvestment dates during the period, less all recurring fees. The following chart reflects the financial performance of the Fund through the one, five and ten year periods ended September 30, 2003 and since inception:



                                           Total Returns
                              -------------------------------------
                                                             Since
                                                           Inception
                                           5 Year  10 Year (10/30/00)
                                           Average Average  Average
                              Class 1 Year Annual  Annual    Annual
                              ----- ------ ------- ------- ----------
          Inception: 10/30/00   A    3.50%   N/A     N/A     (11.42)%
          Inception: 10/30/00   B    2.63%   N/A     N/A     (12.11)%
          Inception: 10/30/00   L    2.63%   N/A     N/A     (12.11)%



   The total returns below show what an investment in the Fund would have earned over a specified period of time (one, five or ten years or since inception) assuming the payment of the maximum sales load when the investment was first made and that all distributions and dividends by the Fund were invested on the reinvestment dates during the period, less all recurring fees. The average annual total return is derived from this total return, which provides the ending redeemable value. The following chart reflects the financial performance of the Fund through the one, five and ten year periods ended September 30, 2003 and since inception:



                                           Total Returns
                              --------------------------------------
                                                              Since
                                                            Inception
                                            5 Year  10 Year (10/30/00)
                                            Average Average  Average
                              Class 1 Year  Annual  Annual    Annual
                              ----- ------  ------- ------- ----------
          Inception: 10/30/00   A   (1.72)%   N/A     N/A     (12.97)%
          Inception: 10/30/00   B   (2.37)%   N/A     N/A     (13.02)%
          Inception: 10/30/00   L    0.57%    N/A     N/A     (12.43)%


   Performance will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.


Aggregate Total Return (Before Taxes)



   "Aggregate total return" represents the cumulative change in the value of an investment in the Class for the specified period and is computed by the following formula:



                                     ERV-P


                                       P



      Where:  P = a hypothetical initial payment of $10,000.


            ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.



                              Aggregate Annual Total Return for the
                               Periods Ended September 30, 2003
                              --------------------------------
                                                          Since
              Class of Shares 1 Year    5 Year 10 Year Inception/1/
              --------------- ------    ------ ------- -----------
                Class A/2/... (1.72)%    N/A     N/A     (33.32)%
                Class B/3/... (2.37)%    N/A     N/A     (33.44)%
                Class L/4/...  0.57%     N/A     N/A     (32.10)%

--------

/1/  Class A, B and L shares commenced operations on October 30, 2000.


/2/ The aggregate total return figure assumes that the maximum 5.00% sales charge had been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the aggregate annual total return for Class A shares would have been 3.50%, N/A, N/A and (29.81)% for the same periods.


/3/ The aggregate annual total return figure assumes that the maximum applicable Deferred Sales Charge has been deducted from the investment at the time of redemption. If the maximum Deferred Sales Charge had not been deducted, the average annual total return for Class B shares would have been 2.63%, N/A, N/A and (31.39)% for the same periods.


/4/ The aggregate annual total return figure assumes that the maximum applicable initial and Deferred Sales Charge has been deducted from the investment at the time of redemption. If the maximum initial and Deferred Sales Charge had not been deducted, the average annual total return for Class L shares would have been 2.63%, N/A, N/A and (31.39)% for the same periods.



   After-Tax Return


   From time to time the Fund may include after-tax performance information in advertisements. To the extent the fund includes such information, it will be computed according to the following formulas:

Average Annual Total Return (After Taxes on Distributions)

                            P(1 + T)/n /= ATV\\D\\

      Where:  P = a hypothetical initial payment of $1,000.
              T = average annual total return (after taxes on distributions). n = number of years.

         ATV/D /= ending value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.



                               Aggregate Annual Total Return for the
                                 (After Taxes on Distributions)
                                Periods Ended September 30, 2003
                               --------------------------------
                                                           Since
              Class of Shares* 1 Year    5 Year 10 Year Inception/1/
              ---------------- ------    ------ ------- -----------
                  Class A..... (1.72)%    N/A     N/A     (13.00)%
                  Class B..... (2.37)%    N/A     N/A     (13.04)%
                  Class L.....  0.57%     N/A     N/A     (12.44)%
                  Class Y.....   N/A      N/A     N/A        N/A

--------

*  Class A, B and L shares commenced operations on October 30, 2000.

Average Annual Total Return (After Taxes on Distributions and Redemptions)

                            P(1 + T)/n /= ATV\\DR\\

      Where:  P = a hypothetical initial payment of $1,000.
              T = average annual total return (after taxes on distributions and redemption).
              n = number of years.

        ATV/DR /= ending value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.



                                  Average Annual Total Return
                                (After Taxes on Distributions and Redemptions)
                                for the Periods Ended September 30, 2003
                                --------------------------------------------
                                                                    Since
               Class of Shares* 1-Year      5-Year     10-Year    Inception
               ---------------- ------      ------     -------    ---------
                   Class A..... (1.06)%      N/A         N/A       (10.00)%
                   Class B..... (1.46)%      N/A         N/A       (10.13)%
                   Class L..... (0.37)%      N/A         N/A       (10.35)%

--------

*  Class A, B and L shares commenced operations on October 30, 2000.



   It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance. Each Class's net investment income changes in response to fluctuation in interest rates and the expenses of the Fund. In some cases the returns after taxes may exceed the returns before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



                          DIVIDENDS AND DISTRIBUTIONS


Dividends and Distributions


   The Fund's policy is to distribute its net investment income and net realized capital gains, if any, annually. The Fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains realized, in order to avoid a federal excise tax liability.


   If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or Deferred Sales Charge. A shareholder may change the option at any time by notifying his Smith Barney Financial Consultant or Service Agent. A shareholder whose account is held directly at the sub-transfer agent should notify the sub-transfer agent in writing, requesting a change to this reinvestment option.

   The per share dividends on Class B and Class L shares of the Fund may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class L shares. The per share dividends on Class A shares of the Fund may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class L and Class Y shares.


                                     TAXES


   The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments


   The Fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.



   As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that the Fund satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of
(i) 90% of its "investment company taxable income," (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments as specified in the Code, and
(ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.



   The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.



   If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends that are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such asset if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

   The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



   The Fund's investment in so called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.



   Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund's investments.



   Passive Foreign Investment Companies. If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.



   If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.



   Alternatively, the Fund may make a mark-to-market election that would result in the Fund's being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report that gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service ("IRS"). By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

   The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.


Taxation of U.S. Shareholders


   Dividends and Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

   The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

   Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.


   Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by the Fund after December 31, 2002 from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

   We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.


   If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.



   Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.



   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.



   Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.



   Backup Withholding. The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.



Notices; Other Taxes


   Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.


Other Taxes



   Dividends, distributions and redemptions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.



   Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.



   The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Fund and its shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.


                            ADDITIONAL INFORMATION

   The Company was incorporated on September 29, 1981 under the laws of the state of Maryland under the name Hutton Investment Series Inc. The Company's corporate name was changed on December 29, 1988, July 30, 1993 and October 28, 1994, to SLH Investment Portfolios Inc., Smith Barney Shearson Investment Funds Inc., and Smith Barney Investment Funds Inc., respectively.

   The Company offers shares of nine separate series with a par value of $.001 per share. The Fund offers shares currently classified into four Classes--A, B, L and Y. Each Class of the Fund represents an identical interest in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges; if any, for each class; (c) the distribution and/or service fees borne by each Class pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single

Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Company's Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

   As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. The directors must call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the Fund. At such a meeting, a director may be removed after the holders of record of not less than a majority of the outstanding shares of the Fund have declared that the director be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the directors shall continue to hold office and may appoint successor directors.

   As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company (or the affected series or Class) or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Company (or the affected series or Class) are represented at the meeting in person or by proxy. A series or Class shall be deemed to be affected by a matter unless it is clear that the interests of each series or Class in the matter are identical or that the matter does not affect any interest of the series or Class. The approval of a management agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Fund only if approved by a "vote of a majority of the outstanding voting securities" of the Fund; however, the ratification of independent accountants, the election of directors, and the approval of a distribution agreement that is submitted to shareholders are not subject to the separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all Company shares voting without regard to series or Class.

   Annual and Semi-Annual Reports. The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the Fund also consolidates the mailing of its Prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single Prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Smith Barney Financial Consultant or the Transfer Agent.

   Standard & Poor's Disclaimer. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to SBFM is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to SBFM or the Fund. S&P has no obligation to take the needs of SBFM or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund's shares or the timing of the issuance or sale of the Fund's shares or in the determination or calculation of the equation by which Fund shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Fund shares.

   S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR

IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                             FINANCIAL STATEMENTS


   The Fund's Annual Report to Shareholders for the fiscal year ended September 30, 2003 is incorporated herein by reference in its entirety (filed on December 12, 2003; accession number 0001133228-03-000383).


                               OTHER INFORMATION

   In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney Mutual Funds average 21 years in the industry and 15 years with the firm.

   Smith Barney Mutual Funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

   Classic Series--our portfolio manager driven funds

          Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.



   Research Series--driven by exhaustive fundamental securities analysis

          Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, our Research funds focus on well-defined industries, sectors and trends.

   Style Pure Series--our solution to funds that stray

          Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                                                                     APPENDIX A

                     Proxy Voting Policies and Procedures


   The Board of Trustees of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup. Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.


   In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

   In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

   In furtherance of the Manager's goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as a business unit independent from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

   CAM maintains a Proxy Voting Committee, of which the Manager's personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager's decision making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.


   If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                               January 28, 2004




                      STATEMENT OF ADDITIONAL INFORMATION

                      Smith Barney Small Cap Growth Fund
                               125 Broad Street
                           New York, New York 10004
                                1-800-451-2010


   This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus of Smith Barney Small Cap Growth Fund (the "Fund") dated January 28, 2004, and should be read in conjunction with the Fund's Prospectus. The Fund is a series of Smith Barney Investment Funds Inc. (the "Company"). Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders, which are incorporated herein by reference. A Prospectus and copies of the reports may be obtained free of charge by contacting a Smith Barney Financial Consultant, a PFS Investments Inc. ("PFSI") Registered Representative, a broker/dealer, financial intermediary or a financial institution (each called a "Service Agent"), or by writing or calling the Fund at the address or telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.


                                   CONTENTS

   For ease of reference, the same section headings are used in both the Prospectus and this SAI, except where shown below:


        Investment Objective and Management Policies................  2
        Investment Restrictions..................................... 10
        Directors and Officers of the Company....................... 13
        Purchase of Shares.......................................... 19
        PFSI Accounts............................................... 25
        Redemption of Shares........................................ 26
        Distributors................................................ 27
        Valuation of Shares......................................... 30
        Exchange Privilege.......................................... 31
        Performance Data (See in the Prospectus "Performance")...... 32
        Taxes....................................................... 36
        Additional Information...................................... 40
        Financial Statements........................................ 41
        Other Information........................................... 41
        Appendix A--Summary of Proxy Voting Policies and Procedures. A1

                 INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES


   The Prospectus discusses the Fund's investment objective and the policies it employs to achieve its objective. This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies the Fund may utilize and certain risks attendant to such investments, policies and strategies. Smith Barney Fund Management LLC ("SBFM" or the "Manager") serves as investment adviser and administrator to the Fund.


   The Fund attempts to achieve its investment objective by investing, under normal circumstances, 80% of the value of its net assets, plus any borrowings for investment purposes, either in equity securities of high growth companies that possess a market capitalization within the market capitalization range of companies in the Russell 2000 Growth Index at the time of the Fund's investment, or in other investments with similar economic characteristics. This investment policy will not be applicable when the Fund pursues a temporary defensive strategy as described in the Prospectus. The Fund's 80% investment policy is non-fundamental and may be changed by the Board of Directors of the Company to become effective upon at least 60 days' notice to shareholders prior to any such change.


Foreign Securities and American Depositary Receipts


   The Fund has the authority to invest up to 10% of its assets in foreign securities (including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs")) and American Depositary Receipts ("ADRs") or other securities representing underlying shares of foreign companies. EDRs are receipts issued in Europe which evidence ownership of underlying securities issued by a foreign corporation. ADRs are receipts typically issued by an American bank or trust company which evidence a similar ownership arrangement.

   Generally, ADRs which are issued in registered form, are designed for use in the United States securities markets and EDRs, which are issued in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and Europe and are designed for use throughout the world.

   Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Many of the foreign securities held by the Fund will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company issuing them than is available about a domestic company and its securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity and negative government actions like currency controls or seizure of private business or property are more likely. The Fund may invest in securities of foreign governments (or agencies or subdivisions thereof), and therefore many, if not all, of the foregoing considerations apply to such investments as well.

Lending of Portfolio Securities

   Consistent with applicable regulatory requirements and for cash management purposes, the Fund may lend securities from its portfolio to brokers, dealers and other financial organizations. The Fund may not lend its Portfolio securities to the Manager or its affiliates unless it has applied for and received specific authority from the SEC. Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or U.S.

government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

   In lending its portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever the Fund's portfolio securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value;
(e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Fund may terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Manager, the consideration to be earned from such loans would justify the risk. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to: (a) the borrower; and/or (b) a third party, which is unaffiliated with the Fund, the Manager and which is acting as a "finder." Generally, the borrower will be required to make payments to the Fund in lieu of any dividends the Fund would have otherwise received had it not loaned the shares to the borrower. Any such payments, however, will not be treated as "qualified dividend income" for purposes of determining what portion of the Fund's regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see "Taxes" below).

   Repurchase Agreements. The Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). The Fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Fund's manager. The manager will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The manager will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940, as amended ("1940 Act").

Reverse Repurchase Agreements

   The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a money market instrument by the Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account consisting of U.S. government securities or cash or cash equivalents to cover its obligations under reverse repurchase agreements with broker-dealers and other financial institutions. The Fund will invest the proceeds in other money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Under the 1940 Act, reverse repurchase agreements may be considered borrowing by the seller.

   Reverse repurchase agreements create opportunities for increased returns to the shareholders of the Fund but, at the same time, create special risk considerations. Although the principal or stated value of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest or dividends the Fund will have to pay in respect thereof, the Fund's net income or other gain will be greater than if this type of investment technique had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover this cost, the net income or other gain of the Fund will be less than if the reverse repurchase agreement had not been used.

   The Fund currently intends to invest not more than 33% of its net assets in reverse repurchase agreements.

When-Issued Securities and Delayed Delivery Transactions

   In order to secure what the Manager considers to be an advantageous price or yield, the Fund may purchase U.S. government securities on a when-issued basis or purchase or sell U.S. government securities for delayed delivery. The Fund will enter into such purchase transactions for the purpose of acquiring portfolio securities and not for the purpose of leverage. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed delivery transaction, the Fund relies on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

   U.S. government securities normally are subject to changes in value based upon changes, real or anticipated, in the level of interest rates and, to a lesser extent, the public's perception of the creditworthiness of the issuers. In general, U.S. government securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing U.S. government securities on a when-issued basis or delayed delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of U.S. government securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.

   The Fund will maintain in a segregated account cash or liquid securities equal to the amount of the Fund's when-issued or delayed delivery commitments. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so the value of the account will equal the amount of such commitments by the Fund. Placing securities rather than cash in the account may have a leveraging effect on the Fund's assets. That is, to the extent the Fund remains substantially fully invested in securities at the time that it has committed to purchase securities on a when-issued basis, there will be greater fluctuation in its net asset value than if it had set aside cash to satisfy its purchase commitments. On the settlement date, the Fund will meet its obligations from then available cash flow, the sale of securities held in the separate account, the sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a greater or lesser value than the Fund's payment obligations).

Money Market Instruments

   As stated in the Prospectus, the Fund may invest for temporary defensive purposes in corporate and government bonds and notes and money market instruments. Money market instruments in which the Fund may invest include: U.S. government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

   Certificates of deposit ("CDs") are short-term negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

   Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amounts of CDs of each bank held by the
Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are generally required to, among other things, maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

   Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly-owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

   Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC.

   In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, SBFM will carefully evaluate such investments on a case-by-case basis.

   Savings and loan associations whose CDs may be purchased by the Fund are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund, which is administered by the FDIC and is backed by the full faith and credit of the U.S. government. As a result, such savings and loan associations are subject to regulation and examination.

Options, Futures and Currency Strategies

   The Fund may use forward currency contracts and certain options and futures strategies to attempt to hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the Fund. There can be no assurance that such efforts will succeed.

   In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that the Fund enter into transactions in futures contracts and options on futures only (i) for bona fide hedging purposes (as defined in CFTC regulations). To attempt to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the investment adviser anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made ("transaction hedging"). Further, when the investment adviser believes that a particular currency may decline compared to the U.S. dollar or another currency, the Fund may enter into a forward contract to sell the currency the Manager expects to decline in an amount approximating the value of some or all of the Fund's securities denominated in that currency, or when the Manager believes that one currency may decline against a currency in which some or all of the portfolio securities held by the Fund are denominated, it may enter into a forward contract to buy the currency expected to decline for a fixed amount ("position hedging"). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed amount of the currency expected to decline where the Manager believes that the value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the Fund are denominated ("cross hedging"). The Fund's custodian places (i) cash, (ii) U.S. Government securities or (iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked to market daily, or other high-quality debt securities denominated in certain currencies in a separate account of the Fund having a value equal to the aggregate account of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

   For hedging purposes, the Fund may write covered call options and purchase put and call options on currencies to hedge against movements in exchange rates and on debt securities to hedge against the risk of fluctuations in the prices of securities held by the Fund or which the Manager intends to include in its portfolio. The Fund also may use interest rate futures contracts and options thereon to hedge against changes in the general level in interest rates.

   The Fund may write call options on securities and currencies only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A call option written by the Fund is "covered" if the Fund owns the security or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities or currencies held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high-grade, short-term obligations in a segregated account with its custodian.

   Although the portfolio might not employ the use of forward currency contracts, options and futures, the use of any of these strategies would involve certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: dependence on the investment adviser's ability to predict movements in the prices of individual debt securities, fluctuations in the general fixed-income markets and movements in interest rates and currency markets, imperfect correlation between movements in the price of currency, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Fund invests; and lack of assurance that a liquid market will exist for any particular option, futures contract or option thereon at any particular time. See "Dividends, Distributions and Taxes."

Options on Securities

   As discussed more generally above, the Fund may engage in the writing of covered call options. The Fund may also purchase put options and enter into closing transactions.

   The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forgoes the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

   Options written by the Fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively.

   The Fund may write (a) in-the-money call options when SBFM expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when SBFM expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when SBFM expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

   So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation ("Clearing Corporation") or similar clearing corporation and the securities exchange on which the option is written.

   An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The Fund expects to write options only on national securities exchanges or in the over-the-counter market. The Fund may purchase put options issued by the Clearing Corporation or in the over-the-counter market.

   The Fund may realize a profit or loss upon entering into a closing transaction. In cases in which a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the Fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

   Although the Fund generally will purchase or write only those options for which SBFM believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the Clearing Corporation and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

   Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of SBFM and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

   In the case of options written by the Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk because the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

   Although SBFM will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of call options and purchasing of put and call options, there can be no assurance that the Fund will succeed in its option-writing program.

Stock Index Options

   As described generally above, the Fund may purchase put and call options and write call options on domestic stock indexes listed on domestic exchanges in order to realize its investment objective of capital appreciation or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or the Canadian Market Portfolio Index, or a narrower market index such as the Standard & Poor's 100. Indexes also are based on an industry or market segment such as the American Stock Exchange Oil and Gas Index or the Computer and Business Equipment Index.

   Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by
(b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

   The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to SBFM's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Futures Contracts and Options on Futures Contracts

   As described generally above, the Fund may invest in stock index futures contracts and options on futures contracts that are traded on a domestic exchange or board of trade.

   The purpose of entering into a futures contract by the Fund is to protect the Fund from fluctuations in the value of securities without actually buying or selling the securities. For example, in the case of stock index futures contracts, if the Fund anticipates an increase in the price of stocks that it intends to purchase at a later time, the Fund could enter into contracts to purchase the stock index (known as taking a "long" position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the Fund's not participating in a market advance. The Fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a "short" position) as it purchases individual stocks. The Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.

   No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund, upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." In addition, when the Fund enters into a long position in a futures contract or an option on a futures contract, it must deposit into a segregated account with the Fund's custodian an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the Fund's commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

   There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the Fund is subject to the ability of SBFM to predict correctly movements in the stock market or in the direction of interest rates. These predictions involve skills and techniques that may be different from those involved in the management of investments in securities. In addition, there can be no assurance there will be a perfect correlation between movements in the price of the securities underlying the futures contract and movements in the price of the securities that are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in market behavior or interest rates.

   Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although the Fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

                            INVESTMENT RESTRICTIONS

   The Fund has adopted the following investment restrictions for the protection of shareholders. Restrictions 1 through 7 below cannot be changed without approval by the holders of a majority of the outstanding shares of a Fund, defined as the lesser of (a) 67% or more of a Fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of a Fund's outstanding shares. The remaining restrictions may be changed by the Fund's Board of Directors at any time. In accordance with these restrictions, the Fund will not:

      1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      2. Issue "senior securities" as defined in the 1940 Act, and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      3. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      4. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

      5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      6. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended ("1933 Act"), in disposing of portfolio securities.

      7. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from:
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund's investment objective and policies); or (d) investing in real estate investment trust securities.

      8. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      9. Invest in oil, gas or other mineral exploration or development programs.

      10. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

      11. Invest for the purpose of exercising control over or management of the issuer.

      12. Invest in securities of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the total assets of the Fund would then be invested in such securities (for purposes of this restriction, issuers include predecessors, sponsors, controlling persons, general guarantors and originators of underlying assets).

   If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Portfolio Turnover


   The Fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) is generally not expected to exceed 150%. The rate of turnover will not be a limiting factor, however, when the Fund deems it desirable to sell or purchase securities. This policy should not result in higher brokerage commissions to the Fund, as purchases and sales of portfolio securities are usually effected as principal transactions. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of tax-exempt securities. For the fiscal years ended September 30, 2001, 2002 and 2003 the Fund had a turnover rate of 223%, 96% and 115%, respectively.

Portfolio Transactions

   Decisions to buy and sell securities for the Fund are made by the Manager, subject to the overall review of the Company's Board of Directors. Although investment decisions for the Fund are made independently from those of the other accounts managed by the Manager, investments of the type the Fund may make also may be made by those other accounts. When the Fund and one or more other accounts managed by the Manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

   Allocation of transactions on behalf of the Fund, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed fair and reasonable to the Fund's shareholders. The primary considerations of the Manager in allocating transactions are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the Manager may receive orders for portfolio transactions by the Fund. Information so received is in addition to, and not in lieu of, services required to be performed by the Manager, and the fees of the Manager are not reduced as a consequence of their receipt of the supplemental information. The information may be useful to the Manager in serving both the Fund and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager in carrying out its obligations to the Fund.

   The Fund will not purchase securities during the existence of any underwriting or selling group relating to the securities, of which the Manager is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other funds that have similar investment objectives but that are not subject to a similar limitation. The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the Fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

   Even though investment decisions for the Fund are made independently from those of the other accounts managed by SBFM, investments of the kind made by the Fund also may be made by those other accounts. When the Fund and one or more accounts managed by SBFM are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by SBFM to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund.

   The Fund has paid the following in brokerage commissions for portfolio transactions:


                                                                   % of Total
                                                                     Dollar
                                                                   Amount of
                                                      % of Total  Transactions
                                                       Brokerage   Involving
                                          Commissions Commissions Commissions
                                            Paid to     Paid to     Paid to
   Fiscal Year Ending     Total Brokerage   CGM and     CGM and     CGM and
      September 30:         Commissions   Affiliates  Affiliates   Affiliates
 -----------------------  --------------- ----------- ----------- ------------
 2001....................   $  902,828      $36,995      4.10%        3.99%
 2002....................   $  844,295      $21,311      2.52%        2.33%
 2003....................   $1,648,097      $ 5,200      0.32%        0.38%


   The total brokerage commissions paid by the Fund for each fiscal year will vary primarily because of increases or decreases in the Fund's volume of securities transactions on which brokerage commissions are charged.

   In selecting brokers or dealers to execute portfolio transactions on behalf of a fund, SBFM seeks the best overall terms available. In assessing the best overall terms available for any transaction, SBFM will consider the factors SBFM deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and the execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each advisory agreement between the Company and SBFM relating to a fund authorizes SBFM, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund, the other funds and/or other accounts over which SBFM or its affiliates exercise investment discretion. For the fiscal year ended September 30, 2003, the Fund directed brokerage transactions totaling $56,920,553 to brokers because of research services provided. The amount of brokerage commissions paid on such transactions for the Fund total $143,653. The fees under the advisory agreements relating to the Fund between the Company and SBFM are not reduced by reason of their receiving such brokerage and research services. The Company's Board of Directors periodically will review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund.



                     DIRECTORS AND OFFICERS OF THE COMPANY



   The business and affairs of the Fund are managed under the direction of the Company's Board of Directors. The names of the Directors and officers of the Company, together with information as to their principal business occupations during the past five years, are set forth below. The Executive officers of the Fund are employees of organizations that provide services to the Fund.



                                                Term                                              Number
                                                 of                                                 of
                                               Office*                                          Portfolios
                                                 and                                            in the Fund     Other
                                   Position(s) Length                                             Complex   Directorships
                                    Held with  of Time         Principal Occupation(s)           Overseen      Held by
Name, Address, and Age                Fund     Served            During Past 5 Years            by Director   Director
----------------------             ----------- ------- ---------------------------------------- ----------- -------------
NON-INTERESTED DIRECTORS:
Paul R. Ades                        Director    Since  Law Firm of Paul R. Ades, PLLC (from         15          None
Paul R. Ades, PLLC                              1994   April 2000 to Present); Partner in Law
181 West Main Street                                   Firm of Murov & Ades (from November
Suite C                                                1970 to March 2000)
Babylon, NY 11702
Age 63

Dwight B. Crane                     Director    Since  Professor, Harvard Business School           49          None
Harvard Business School                         1981
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 66

Frank G. Hubbard                    Director    Since  President of Avatar International Inc.       15          None
Avatar International Inc.                       1993   (business development) (since 1998) Vice
87 Whittredge Road                                     President of S&S Industries (chemical
Summit, NJ 07901                                       distribution) (from 1995 to 1998)
Age 66

Jerome H. Miller                    Director    Since  Retired                                      15          None
c/o R. Jay Gerken                               1998
Citigroup Asset Management ("CAM")
399 Park Avenue
4th Floor
New York, NY 10022
Age 65

                                                Term                                                 Number
                                                 of                                                    of
                                               Office*                                             Portfolios
                                                 and                                               in the Fund     Other
                                 Position(s)   Length                                                Complex   Directorships
                                  Held with    of Time           Principal Occupation(s)            Overseen      Held by
Name, Address, and Age              Fund       Served              During Past 5 Years             by Director   Director
----------------------          -------------- ------- ------------------------------------------- ----------- -------------
NON-INTERESTED DIRECTORS:
Ken Miller                      Director        Since  President of Young Stuff Apparel Group,         15          None
Young Stuff Apparel Group, Inc.                 1994   Inc. (since 1963)
930 Fifth Avenue
Suite 610
New York, NY 10021
Age 62

INTERESTED DIRECTOR:
R. Jay Gerken**                 Chairman,       Since  Managing Director of CGM; Chairman,             221         None
CAM                             President       2002   President and Chief Executive Officer of
399 Park Avenue                 and Chief              SBFM, Travelers Investment Adviser, Inc.
4th Floor                       Executive              ("TIA") and Citi Fund Management, Inc.
New York, NY 10022              Officer                ("CFM"). President and Chief Executive
Age 52                                                 Officer of certain mutual funds associated
                                                       with Citigroup Inc. ("Citigroup"); formerly
                                                       portfolio manager of Smith Barney
                                                       Allocation Series Inc. (from 1996 to 2001)
                                                       and Smith Barney Growth and Income
                                                       Fund (from 1996 to 2001)

OFFICERS:
Andrew B. Shoup                 Senior Vice     Since  Director of CAM; Senior Vice President          N/A         N/A
CAM                             President       2003   and Chief Administrative Officer of mutual
125 Broad Street                and Chief              funds associated with Citigroup; Treasurer
10th Floor                      Administrative         of certain mutual funds associated with
New York, NY 10004              Officer                Citigroup; Head of International Funds
Age 47                                                 Administration of CAM (from 2001 to
                                                       2003); Director of Global Funds
                                                       Administration of CAM (from 2000 to
                                                       2001); Head of U.S. Citibank Funds
                                                       Administration of CAM (from 1998 to
                                                       2000)

Richard L. Peteka               Treasurer       Since  Director and Head of Internal Control for       N/A         N/A
CAM                             and Chief       2002   CAM U.S. Mutual Fund Administration
125 Broad Street, 11th Floor    Financial              from 1999 to 2002; Vice President, Head
New York, NY 10004              Officer                of Mutual Fund Administration and
Age 41                                                 Treasurer at Oppenheimer Capital (from
                                                       1996 to 1999)

Timothy Woods, CFA              Vice            Since  Managing Director of CGM and                    N/A         N/A
CAM                             President       1999   Investment Officer of SBFM
100 First Stamford Place        and
7th Floor                       Investment
Stamford, CT 06902              Officer
Age 40

Robert I. Frenkel               Secretary       Since  Managing Director and General Counsel of        N/A         N/A
CAM                             and Chief        2003  Global Mutual Funds for CAM and its
300 First Stamford Place        Legal                  predecessor (since 1994); Secretary of
4th Floor                       Officer                CFM; Secretary and Chief Legal Officer of
Stamford, CT 06902                                     mutual funds associated with Citigroup
Age 48

Kaprel Ozsolak                  Controller      Since  Vice President of CGM                           N/A         N/A
CAM                                             2002
125 Broad Street, 11th Floor
New York, NY 10004
Age 37



--------

 * Each Director and officer serves until his or her respective successor has been duly elected and qualified.


** Mr. Gerken is an "Interested Director" of the Company because he is an officer of SBFM and certain of its affiliates.

                                      Term                                              Number
                                       of                                                 of
                                     Office*                                          Portfolios
                                       and                                            in the Fund     Other
                         Position(s) Length                                             Complex   Directorships
                          Held with  of Time         Principal Occupation(s)           Overseen      Held by
Name, Address, and Age      Fund     Served            During Past 5 Years            by Director   Director
----------------------   ----------- ------- ---------------------------------------- ----------- -------------
OFFICERS:

Marianne Motley          Assistant    Since  Director, Mutual Fund Administration for     N/A
CAM                      Treasurer     2000  CGM (since 1994)
125 Broad Street
10th Floor
New York, NY 10004
Age 44

Andrew Beagley           Chief Anti-  Since  Director, CGM (since 2000); Director of      N/A          N/A
CAM                      Money         2002  Compliance, North America, CAM (since
399 Park Avenue          Laundering          2000); Chief Anti-Money Laundering
New York, NY 10022       Compliance          Compliance Officer of mutual funds
Age 40                   Officer             associated with Citigroup; Director of
                                             Compliance, Europe, the Middle East and
                                             Africa, CAM (from 1999 to 2000);
                                             Compliance Officer, Salomon Brothers
                                             Asset Management Limited, Smith Barney
                                             Global Capital Management Inc., Salomon
                                             Brothers Asset Management Asia Pacific
                                             Limited (from 1997 to 1999)

Rosemary D. Emmens       Assistant    Since  Director and Associate General Counsel,      N/A
CAM                      Secretary     2002  CAM (since 1998)
300 First Stamford Place
4th Floor
Stamford, CT 06902
Age 34

Harris Goldblat          Assistant    Since  Director and Associate General Counsel,      N/A
CAM                      Secretary     2002  CAM (since 2000); Associate, Stroock &
300 First Stamford Place                     Stroock & Lavan LLP (from 1997 to 2000)
4th Floor
Stamford, CT 06902
Age 34

--------
 * Each Director and Officer serves until his or her respective successor has been duly elected and qualified.
** Mr. Gerken is an "Interested Director" of the Company because he is an Officer of SBFM and certain of its affiliates.


   For the calendar year ended December 31, 2003, the Directors beneficially owned equity securities of the fund within the dollar ranges presented in the table below:



                                                   Aggregate Dollar Range
                                     Dollar Range  of Equity Securities In
                                       of Equity    Registered Investment
                                     Securities in  Companies Overseen by
      Name of Director                 the Fund           Director
      ----------------               ------------- -----------------------
      Paul R. Ades..................
      Herbert Barg+.................
      Dwight B. Crane...............
      R. Jay Gerken.................
      Frank G. Hubbard..............
      Jerome H. Miller..............     None           Over $100,000
      Ken Miller....................

--------



+  retired to Emeritus status as of December 31, 2003

   As of December 31, 2002, none of the above Independent Directors, or their immediate family members, owned beneficially or of record any securities of the adviser or principal underwriter of the funds or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the adviser or principal underwriter of the Fund.


   The Company has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors of the Company, namely Messrs. Ades, Crane, Hubbard, K. Miller and J. Miller.





   The Audit Committee oversees the scope of the Fund's audit, the Fund's accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Directors for their ratification, the selection, appointment, retention or termination of the Fund's independent auditors and approves the compensation of the independent auditors. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent auditors to its manager and any affiliated service providers if the engagement relates directly to the Fund's operations and financial reporting.


   The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Company's Secretary. The Nominating Committee did not meet during the Fund's most recent fiscal year.


   No officer, director or employee of CGM or any parent or subsidiary receives any compensation from the Company for serving as an Officer or Director of the Company. The Company pays each Director who is not an officer, director or employee of CGM or any of its affiliates a fee of $22,500 per annum plus $2,900 per meeting attended and reimburses travel and out-of-pocket expenses. During the calendar year ended December 31, 2002 such expenses totaled $7,251. The Directors of the Company were paid the following compensation for the respective periods:



                                                                           Total
                                                     Total Pension or  Compensation
                                     Aggregate          Retirement       from Fund      Number of
                                   Compensation          Benefits      Complex Paid     Funds for
                                   from Company      Accrued as Part  to Directors in Which Director
                               for Fiscal Year Ended     of Fund       Calendar Year  Serves Within
Name of Director                     09/30/03            Expenses     Ended 12/31/02   Fund Complex
----------------               --------------------- ---------------- --------------- --------------
Paul R. Ades..................        $3,342                $0           $ 56,050           15
Herbert Barg+.................         3,383                 0            119,450           44
Dwight B. Crane...............         3,346                 0            152,200           49
R. Jay Gerken.................             0                 0                  0          221
Frank G. Hubbard..............         3,342                 0             56,050           15
Jerome Miller.................         3,342                 0             56,050           15
Ken Miller....................         3,342                 0             56,050           15

--------

+  retired to Emeritus status as of December 31, 2003



   During the year in which they attain age 80, Directors are required to change to Emeritus status. Directors Emeritus are entitled to serve in Emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund Directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors Emeritus received $25,000 from the Fund Complex for the calendar year ended December 31, 2002.



   As of January 1, 2004, the Directors and Officers of the Company, as a group, owned less than 1.00% of the outstanding common stock of the Company.

   As of January 1, 2004 to the knowledge of the Fund and the Board of Directors, the following shareholders or groups (as the term is used in Section 13(d) of the Securities Act of 1934) beneficially owned more than 5% of the outstanding shares of the Fund of the following classes:



        Fund          Class Percent                Name                     Address
        ----          ----- -------                ----                     -------
Small Cap Growth Fund   A   84.1729% PFPC Brokerage Services          211 South Gulph Road
                                     FBO Primerica Financial Services King of Prussia, PA
                                                                      19406
Small Cap Growth Fund   B   70.8238% PFPC Brokerage Services          211 South Gulph Road
                                     FBO Primerica Financial Services King of Prussia, PA
                                                                      19406
Small Cap Growth Fund   Y   41.9755% Smith Barney Concert Series      61 Broadway
                                     SB Allocation Growth             New York, NY
                                     Attn: James Casey                10006-2701
                                     State Street Bank
Small Cap Growth Fund   Y   38.5365% Smith Barney Concert Series      61 Broadway
                                     SB Allocation High Growth        New York, NY
                                     Attn: James Casey                10006-2701
                                     State Street Bank
Small Cap Growth Fund   Y   11.8048% Smith Barney Concert Series      61 Broadway
                                     Select Growth                    New York, NY
                                     Attn: James Casey                10006-2701
                                     State Street Bank
Small Cap Growth Fund   Y    7.6830% Smith Barney Concert Series      61 Broadway
                                     Select High Growth               New York, NY
                                     Attn: James Casey                10006-2701
                                     State Street Bank


Investment Manager--SBFM


   SBFM serves as investment manager to the Fund pursuant to an investment management agreement (the "Investment Management Agreement") with the Company which was approved by the Board of Directors, including a majority of Directors who are not "interested persons" of the Company or the manager. SBFM is an affiliate of CGM and is an indirect, wholly-owned subsidiary of Citigroup Inc. The services provided by the manager under the Investment Management Agreement are described in the Prospectus under "Management." The manager pays the salary of any officer and employee who is employed by both it and the Company. The manager bears all expenses in connection with the performance of its services. The manager (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to investment companies, including investment companies which are distributed outside the U.S. that had aggregate assets under managment as of December 31, 2003 in excess of $115.4 billion.



   As compensation for investment management services, the Fund pays the manager a fee computed daily and paid monthly at the annual rate of 0.75% of the Fund's average daily net assets. For the fiscal years ended September 30, 2001, 2002 and 2003, the Fund incurred $3,502,584, $2,655,890 and $2,158,351, respectively, in investment advisory fees.



   The Investment Management Agreement has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Directors or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the Independent Directors of the Fund's Board with such Independent Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. In approving the continuation of the Fund's Investment Management Agreement, the Board, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the Fund, compared the fees charged by the manager to those paid by similar Funds or clients for comparable services, and analyzed the expenses incurred by the manager with respect to the Fund.

   The Board also considered the Fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the Fund in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to Fund performance and manager services, and benefits potentially accruing to the manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager, as well as research services received by the manager from brokers-dealers who execute transactions on behalf of the Fund. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Investment Management Agreement was in the best interests of the Fund and its shareholders. The Independent Directors were advised by separate independent legal counsel throughout the process. The Fund or the manager may terminate the Investment Management Agreement on sixty days' written notice without penalty. The Investment Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).


Code of Ethics

   Pursuant to Rule 17j-1 of the 1940 Act, the Fund, its investment manager and principal underwriters have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.


   Copies of the Fund's Codes of Ethics are on file with the Securities and Exchange Commission ("SEC").



Proxy Voting Guidelines & Procedures



   Although individual Board members may not agree with particular policies or votes by the Fund's manager, the Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.



   Attached as Appendix A is a summary of the guidelines and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Fund uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the manager or any affiliated person of the Fund or the manager, on the other. This summary of the guidelines gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with the Fund's investment objectives.


Counsel and Auditors


   Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the Fund.



   Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, serves as counsel to the Fund's Independent Directors.



   KPMG LLP, 757 Third Avenue, New York, New York 10017, serves as independent auditors to examine and report on the Fund's financial statements for the fiscal year ending September 30, 2004.

Custodian and Transfer Agent

   State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, ("State Street"), serves as the custodian of the Company on behalf of the Fund. Under its agreement with the Company on behalf of the Fund, State Street holds the Fund's portfolio securities and keeps all necessary accounts and records. For its services, State Street receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges. The assets of the Fund are held under bank custodianship in compliance with the 1940 Act.


   Citicorp Trust Bank, fsb, located at 125 Broad Street, New York, New York 10004, serves as the Transfer Agent and shareholder services agent of the Fund. PFPC Inc., whose address is P.O. Box 9699, Providence, Rhode Island 02940-9699, and Primerica Shareholder Services, located at 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001, serve as the Fund's sub-transfer agents to render certain shareholder record keeping and accounting services functions.


                              PURCHASE OF SHARES

General


   Investors may purchase shares from a Smith Barney Financial Consultant, a PFSI Registered Representative or a Service Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class L, Class Y, or Class 1 shares. CGM and Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Inc. or Primerica Shareholder Services (each, a "sub-transfer agent") are not subject to a maintenance fee.


   Investors in Class A, Class B and Class L shares may open an account in the Fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the Fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(c) of Internal Revenue Code of 1986, as amended (the "Code"), the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in the Fund is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from a Unit Investment Trust ("UIT") sponsored by CGM, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by a sub-transfer agent. Share certificates are issued only upon a shareholder's written request to a sub-transfer agent.

   Purchase orders received by the Fund or a Smith Barney Financial Consultant prior to the close of regular trading on the New York Stock Exchange ("NYSE"), on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the Fund or the Fund's agent prior to its close of business. For shares purchased through a Service Agent purchasing through Salomon Smith Barney, payment for shares of the Fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

   Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGM or a sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by CGM or a sub-transfer agent. The Systematic Investment Plan also authorizes CGM to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Service Agent.

Sales Charge Alternatives

   The fund offers five classes ("Classes") of shares: Class A, Class B, Class L, Class Y and Class 1. Class A shares are sold to investors with an initial sales charge and Class B shares are sold without an initial sales charge but with higher ongoing expenses and a contingent Deferred Sales Charge ("Deferred Sales Charge") payable upon certain redemptions. Class L shares are sold with a lower initial sales charge than Class A shares but with higher ongoing expenses and a Deferred Sales Charge. Class Y shares are sold without an initial sales charge and are available only to investors investing a minimum of $15,000,000. Class 1 shares are sold to investors with an initial sales charge, but are only available to eligible Class 1 shareholders. These alternatives are designed to provide investors with the flexibility of selecting an investment best suited to his or her needs based on the amount of purchase, the length of time the investor expects to hold the shares and other circumstances.

   The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

   Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                                Sales Charge   Sales Charge   Dealers' Reallowance
                                 as a % of       as a % of          as % of
Amount of Investment           Offering Price Amount Invested    Offering Price
--------------------           -------------- --------------- --------------------
Less than $25,000.............      5.00%          5.26%              4.50%
$25,000-49,999................      4.25           4.44               3.83
50,000-99,999.................      3.75           3.90               3.38
100,000-249,999...............      3.25           3.36               2.93
250,000-499,999...............      2.75           2.83               1.48
500,000-999,999...............      2.00           2.04               1.80
1,000,000 and over*...........       -0-            -0-                -0-

--------
* Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The Deferred Sales Charge on Class A shares is payable to CGM, which compensates Smith Barney Financial Consultants, PFS or Service Agents whose clients make purchases of $1,000,000 or more. The Deferred Sales Charge is waived in the same circumstances in which the Deferred Sales Charge applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of Deferred Sales Charge."


   Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account. Class A load-waived shares will be available to retirement plans where such plan's record keeper offers only load-waived shares and where the shares are held on the books of a fund through an omnibus account.

   Class B Shares. Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.


   Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2004, purchases of Class L shares by investors who were holders of Class C shares of other Smith Barney Mutual Funds on June 12, 1998 will not be subject to the 1.00% initial sales charge.


   Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan's recordkeeper; or 401(k) plans of Citigroup and its affiliates).

   Class 1 Shares. Class 1 shares are offered only through PFS Accounts, and only to eligible Class 1 purchasers, at the next determined net asset value plus a sales charge, as set forth below.

                                                   As % of   As % of
                                                   Offering Net Amount
          Amount of Investment                      Price    Invested
          --------------------                     -------- ----------
          Less than $10,000.......................   8.50%     9.29%
          $ 10,000 but less than $ 25,000.........   7.75%     8.40%
          $ 25,000 but less than $ 50,000.........   6.00%     6.38%
          $ 50,000 but less than $ 100,000........   4.50%     4.71%
          $ 100,000 but less than $ 250,000.......   3.50%     3.63%
          $ 250,000 but less than $ 400,000.......   2.50%     2.56%
          $ 400,000 but less than $ 600,000.......   2.00%     2.04%
          $ 600,000 but less than $5,000,000......   1.00%     1.01%
          $5,000,000 or more......................   0.25%     0.25%

   Class 1 shares may be purchased at net asset value by the Primerica Plan for eligible Class 1 purchasers participating in the Primerica Plan, subject to the provisions of ERISA. Shares so purchased are purchased for investment purposes and may not be resold except by redemption or repurchase by or on behalf of the Primerica Plan. Class 1 shares are also offered at net asset value to accounts opened for shareholders by PFSI Registered Representatives where the amounts invested represent the redemption proceeds from investment companies distributed by an entity other than the Distributor, if such redemption has occurred no more than 60 days prior to the purchase of shares of the Company and the shareholder paid an initial sales charge and was not subject to a Deferred Sales Charge on the redeemed account. Shares are offered at net asset value to such persons because of anticipated economies in sales efforts and sales related expenses. The Company may terminate, or amend the terms of, offering shares of the Company at net asset value to such persons at any time. PFS Distributors may pay PFSI Registered Representatives through whom purchases are made at net asset value an amount equal to 0.40% of the amount invested if the purchase represents redemption proceeds from an investment company distributed by an entity other than the Distributor. Contact the Sub-Transfer Agent at (800) 544-5445 for further information and appropriate forms.

Sales Charge Waivers and Reductions

   Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of NASD Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with CGM), on the condition that the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries, or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by CGM; (i) purchases by investors participating in a CGM fee-based arrangement;
(j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with Citistreet Retirement Programs; (k) purchases by separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts
(l) purchases by Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; and
(m) purchases by executive deferred compensation plans participating in the Citigroup Global Markets Inc. ExecChoice program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

   Right of Accumulation. Class A shares of the Fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of most other Smith Barney mutual funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

   Letter of Intent--Class A Shares. A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the Fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Smith Barney Financial Consultant or a sub-transfer agent to obtain a Letter of Intent application.

   Letter of Intent--Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the Fund's Class A shares, which may include a Deferred Sales Charge of 1.00%. Please contact a Smith Barney Financial Consultant or a sub-transfer agent for further information.

Deferred Sales Charge Provisions

   "Deferred Sales Charge Shares" are (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

   Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a Deferred Sales Charge to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or
(d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

   Class L shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders:

                                                        Deferred
                         Year Since Purchase             Sales
                          Payment Was Made               Charge
                          ----------------              --------
               First...................................   5.00%
               Second..................................   4.00
               Third...................................   3.00
               Fourth..................................   2.00
               Fifth...................................   1.00
               Sixth and thereafter....................   0.00

   Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.


   In determining the applicability of any Deferred Sales Charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to CGM.


   To provide an example, assume an investor purchased 100 Class B shares of the Fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the Fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

Waivers of Deferred Sales Charge

   The Deferred Sales Charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 591/2;
(e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.

   Deferred sales charge waivers will be granted subject to confirmation (by CGM in the case of shareholders who are also Smith Barney clients or by a sub-transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Smith Barney Funds Retirement Program

   The Fund offers Class A and Class L shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan's recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney Mutual Funds.

   There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

   The class of shares you may purchase depends on the amount of your initial investment:

   Class A Shares. Class A shares may be purchased by plans investing at least $3 million.

   Class L Shares. Class L shares may be purchased by plans investing less than $3 million. Class L shares are eligible to exchange into Class A shares not later than eight years after the plan joined the program. They are eligible for exchange in the following circumstances:

   If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the Fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

   Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement

Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L shares not converted will continue to be subject to the distribution fee.

   For further information regarding this Program, contact your Service Agent or the Transfer Agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the Transfer Agent for information regarding the Class B or Class L exchange privileges applicable to their plan.

                                 PFSI ACCOUNTS

   Initial purchase of shares of the Fund must be made through a PFSI Registered Representative by completing the appropriate application. The completed application should be forwarded to Primerica Shareholder Services, P.O. Box 9662, Providence, RI 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments must be sent directly to Primerica Shareholder Services. In processing applications and investments, Primerica Shareholder Services acts as agent for the investor and for PFSI and also as agent for the distributor, in accordance with the terms of the Prospectus. If the Transfer Agent ceases to act as such, a successor company named by the Fund will act in the same capacity so long as the account remains open.

   Shares purchased will be held in the shareholder's account by Primerica Shareholder Services. A shareholder that has insufficient funds to complete any purchase will be charged a fee of up to $30 per returned purchase by Primerica Shareholder Services.

   Investors in Class A and Class B shares may open an account by making an initial investment of at least $1,000 for each account in each Class (except for Systematic Investment Plan accounts). Subsequent investments of at least $50 may be made for each Class. For the Fund's Systematic Investment Plan, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each Class is $25. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, Directors or Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the transfer agent or Primerica Shareholder Services prior to the close of regular trading on the NYSE, on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day.

   Initial purchases of Fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFSI Registered Representative must contact Primerica Shareholder Services at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica Shareholder Services at (800) 544-5445 to obtain proper wire instructions.

   Shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time any day that the NYSE is open. The minimum telephone subsequent investment is $50 and can be up to a maximum of $50,000. By requesting a subsequent purchase by telephone, you authorize Primerica Shareholder Services to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular subsequent investment procedure described above.

   An Account Transcript is available at a shareholder's request, which identifies every financial transaction in an account since it has opened. Additional copies of tax forms are available at the shareholder's request.

   Additional information regarding Primerica Shareholder Services may be obtained by contacting the Customer Services Department at (800) 544-5445.

                             REDEMPTION OF SHARES

   Detailed information on how to redeem shares of the Fund is included in the Prospectus. The right of redemption of shares of the Fund may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the Fund's shareholders.

Distributions in Kind

   If the Board of Directors of the Company determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the Fund's net assets by a distribution in kind of portfolio securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under "share price" in the Fund's Prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

 PFS Investments Accounts

   Shareholders may redeem for cash some or all of their shares of the Fund at any time by sending a written request in proper form directly to a sub-transfer agent, PFS Shareholder Services, at P.O. Box 9662, Providence, RI 02940-9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica Shareholder Services at (800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.

   The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change within 30 days or less of the shareholder's redemption request, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

   Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by Primerica Shareholder Services in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA or SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call PFS Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time to obtain the proper forms.

   A shareholder may utilize Primerica Shareholder Services Telephone Redemption service to redeem his or her account as long as he or she has authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his or her account, he or she should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the shares to be redeemed are not in certificate form; (c); the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure described above.


   Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). Primerica Shareholder Services will process and mail a shareholder's redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder's account or by one-day air express for a $15 fee that will be deducted from the shareholder's account. The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each service agent.


Automatic Cash Withdrawal Plan

   An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments will reduce the shareholder's investment and ultimately may exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.

   Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the applicable sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund. Withdrawal Plans should be set up with a Smith Barney Financial Consultant. Applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month (not applicable to PFSI accounts) to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact a Smith Barney Financial Consultant, a PFSI Registered Representative or one of the Fund's sub-transfer agents.

                                 DISTRIBUTORS

   Distributors CGM, located at 388 Greenwich Street, New York, New York 10013, and PFS Distributors, Inc. ("PFS Distributors"), located at 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001, serve as the Fund's distributors pursuant to separate written agreements (the "Distribution Agreements") which were approved by the Fund's Board of Directors, including a majority of the Independent Directors, casting votes in person at a meeting called for such purpose. These Distribution Agreements replace the Distribution Agreement with CFBDS, Inc. ("CFBDS").

   CGM and PFS Distributors may be deemed to be underwriters for purposes of the 1933 Act. From time to time, CGM and PFS Distributors or their affiliates may also pay for certain non-cash sales incentives provided to PFSI Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the re-allowances from the applicable public offering price described below, PFS Distributors may, from time to time, pay or allow additional re-allowances or promotional incentives, in the form of cash or other compensation to PFSI Registered Representatives that sell shares of the Fund.

Initial Sales Charges


   The aggregate dollar amount of commissions on Class A, Class L and Class 1 shares received by CGM and its affiliates were as follows:


  Class A Shares (paid to CGM)

   For the fiscal year ended September 30:

            2003......................................... $  580,000
            2002......................................... $1,435,000
            2001......................................... $  456,000




  Class A Shares (paid to PFS and/or PFSI)


             2003......................................... $491,410
             2002......................................... $685,548
             2001......................................... $956,004




  Class L Shares (paid to CGM)

   For the fiscal year ended September 30:

             2003......................................... $18,000
             2002......................................... $31,000
             2001......................................... $57,000




  Class 1 Shares (paid to CGM)

   For the fiscal years ended September 30:

             2003......................................... $26,000
             2002......................................... $62,000
             2001......................................... $10,000




  Class 1 Shares (paid to PFS and/or PFSI)

   For the fiscal years ended September 30:

             2003......................................... $21,213
             2002......................................... $27,983
             2001......................................... $42,416

Deferred Sales Charges


  Class A Shares (paid to CGM)

   For the fiscal year ended September 30:

             2003......................................... $     0
             2002......................................... $     0
             2001......................................... $10,000




  Class B Shares (paid to CGM)

   For the fiscal year ended September 30:

             2003......................................... $260,000
             2002......................................... $349,000
             2001......................................... $173,000




  Class B Shares (paid to PFS and/or PFSI)

   For the fiscal year ended September 30:

             2003......................................... $187,832
             2002......................................... $214,107
             2001......................................... $276,722




  Class L Shares (paid to CGM)

   For the fiscal year ended September 30:

             2003......................................... $     0
             2002......................................... $ 3,000
             2001......................................... $11,000




   When payment is made by the investor before settlement date, unless otherwise directed by the investor, the funds will be held as a free credit balance in the investor's brokerage account and CGM may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to settlement date, such as an investment in a money market fund (other than Smith Barney Exchange Reserve Fund) of the Smith Barney Mutual Funds. If the investor instructs CGM to invest the funds in a Smith Barney money market fund, the amount of the investment will be included as part of the average daily net assets of both the Fund and the Smith Barney money market fund, and affiliates of CGM that serve the Fund in an investment advisory capacity or administrative capacity will benefit from the fact that they are receiving fees from both such investment companies for managing these assets computed on the basis of their average daily net assets. The Fund's Board of Directors has been advised of the benefits to CGM resulting from these settlement procedures and will take such benefits into consideration when reviewing the Advisory and Administration Agreements for continuance.

Distribution Arrangements

   To compensate CGM and PFS Distributors for the services each provides and for the expense each bears under their respective Distribution Agreement, the Fund has adopted a services and distribution plan (the "Plan") pursuant to Rule l2b-1 under the 1940 Act. Under the Plan, the Fund pays CGM a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the Fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the Fund pays CGM a distribution fee with respect to the Class B and Class L shares primarily intended to compensate CGM for its initial expense of paying Financial Consultants a commission upon sales of those shares. The Class B and Class L distribution fee is calculated at the annual rate of 0.75% of the value of the Fund's average daily net assets attributable to the shares of the respective Class.

   The following service and distribution fees were incurred by the Fund pursuant to a Plan during the periods indicated:


                                           Fiscal Year   Fiscal Year
                                          Ended 9/30/03 Ended 9/30/02
                                          ------------- -------------
           Class A.......................   $278,637     $  315,070
           Class B.......................   $888,356     $1,209,182
           Class L.......................   $188,223     $  273,828


   Payments under each Plan are not tied exclusively to the distribution and shareholder services expenses actually incurred by CGM or PFS Distributors and the payments may exceed distribution expenses actually incurred. The Fund's Board of Directors will evaluate the appropriateness of each Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by CGM and PFS Distributors, amounts received under the Plan and proceeds of the Deferred Sales Charges.

   Each of PFS Distributors and CGM will pay for the printing, at printer's overrun cost, of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, will pay the cost of distributing such copies used in connection with the offering to prospective investors and will also pay for supplementary sales literature and other promotional costs. Such expenses incurred by CGM are distribution expenses within the meaning of the Plan and may be paid from amounts received by CGM from the Fund under the Plan.


   For the fiscal year ended September 30, 2003, CGM incurred distribution expenses totaling $2,126,907, consisting of:



Smith Barney
 Financial
 Consultant           Branch                   Advertising                 Printing
Compensation         Expenses                    Expense                    Expense
------------ -------------------------  -------------------------  -------------------------
 $1,414,804          $632,188                    $74,860                    $5,055


   Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no indirect financial interest in the operation or the Plan or in the Distribution Agreement (the "Independent Directors"). The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all material amendments of the Plan also must be approved by the Directors and Independent Directors in the manner described above. The Plan may be terminated with respect to a Class of the Fund at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Class (as defined in the 1940 Act). Pursuant to the Plans, CGM and PFS Distributors will provide the Company's Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

                              VALUATION OF SHARES

   The net asset value per share of the Fund's Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the Fund in valuing its assets.

   Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the Company's Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Company's Board of Directors. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the Fund will be valued at fair value as determined in good faith by the Company's Board of Directors.

                              EXCHANGE PRIVILEGE

   Except as noted below and in the Prospectus, shareholders of any of the Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same class of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder's state of residence, on the basis of relative net asset value per share at the time of exchange as follows:

      A. Class A and Class Y shares of the Fund may be exchanged without a sales charge for the respective shares of any of the Smith Barney Mutual Funds.

      B. Class B shares of any fund may be exchanged without a sales charge. Class B shares of the Fund exchanged for Class B shares of another Smith Barney Mutual Fund will be subject to the higher applicable Deferred Sales Charge of the two funds and, for purposes of calculating Deferred Sales Charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

      C. Class L shares of any fund may be exchanged without a sales charge. For purposes of Deferred Sales Charge applicability, Class L shares of the Fund exchanged for Class L shares of another Smith Barney Mutual Fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.

   The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Smith Barney Financial Consultant or a PFSI Registered Representative.

   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the Fund being acquired. CGM reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

   Additional Information Regarding Exchanges. The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. Accordingly, if the Fund's management in its sole discretion determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of Fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

   During times of drastic economic or market conditions, the Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

                               PERFORMANCE DATA

   From time to time, the Fund may advertise its total return and average annual total return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class L, Class Y and Class 1 shares of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this SAI, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Fund may also include comparative performance information in advertising or marketing the fund's shares. Such performance information may include data from Lipper and other financial publications.

   From time to time, the Company may quote the Fund's total return in advertisements or in reports and other communications to shareholders. The Company may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may be included in the following industry and financial publications--Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the Fund describes the expenses or performance of any Class it will also disclose such information for the other Classes.

Average Annual Total Return (Before Taxes)


   "Average annual total return" figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                               P(1 + T)/n/ = ERV

      Where:  P = a hypothetical initial payment of $1,000.
              T = average annual total return.
              n = number of years.

            ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions


   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. The Fund's net investment income changes in response to fluctuations in interest rates and the expenses of the Fund.


   The total returns below show what an investment in the Fund would have earned over a specified period of time (one, five or ten years or since inception) without assuming the payment of the maximum sales load when the investment was first made and that all distributions and dividends by the Fund were invested on the reinvestment dates during the period, less all recurring fees. The following chart reflects the financial performance of the Fund through the one, five and ten year periods ended September 30, 2003 and since inception:



                                                Total Returns
                                    --------------------------------------
                                                    5              Since
                                                  Year     10    Inception
                                                 Average Average  Average
                                    Class 1 Year Annual  Annual   Annual
                                    ----- ------ ------- ------- ---------
     Inception: 11/30/99...........   A   32.32%   N/A     N/A    (6.72)%
     Inception: 11/30/99...........   B   31.27%   N/A     N/A    (7.41)%
     Inception: 11/30/99...........   L   31.54%   N/A     N/A    (7.21)%
     Inception: 02/23/00...........   Y   33.13%   N/A     N/A   (18.44)%
     Inception: 09/11/00...........   1   31.71%   N/A     N/A   (19.42)%



   The total returns below show what an investment in the Fund would have earned over a specified period of time (one, five or ten years or since inception) assuming the payment of the maximum sales load when the investment was first made and that all distributions and dividends by the Fund were invested on the reinvestment dates during the period, less all recurring fees. The average annual total return is derived from this total return, which provides the ending redeemable value. The following chart reflects the financial performance of the Fund through the one, five and ten year periods ended September 30, 2003 and since inception:



                                                Total Returns
                                    -------------------------------------
                                                                   Since
                                                 5-Year  10-Year Inception
                                                 Average Average  Average
                                    Class 1 Year Annual  Annual   Annual
                                    ----- ------ ------- ------- ---------
     Inception: 11/30/99...........   A   25.65%   N/A     N/A    (7.96)%
     Inception: 11/30/99...........   B   26.27%   N/A     N/A    (7.90)%
     Inception: 11/30/99...........   L   29.15%   N/A     N/A    (7.46)%
     Inception: 02/23/00...........   Y   33.13%   N/A     N/A   (18.44)%*
     Inception: 09/11/00...........   1   20.56%   N/A     N/A   (21.74)%

--------
*  Class Y shares do not incur sales charges nor Deferred Sales Charge.

Aggregate Total Return (Before Taxes)



   "Aggregate total return" represents the cumulative change in the value of an investment in the Class for the specified period and is computed by the following formula:



                                     ERV-P


                                       P



      Where:  P = a hypothetical initial payment of $10,000.


            ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.



   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.



                                  Aggregate Annual Total Return for the
                                  Periods Ended September 30, 2003
               -                  -----------------------------------
                                                               Since
               Class of Shares/1/ 1-Year   5-Year   10-Year  Inception
               ------------------ ------   ------   -------  ---------
                  Class A/2/..... 25.65%    N/A       N/A     (27.24)%
                  Class B/3/..... 26.27%    N/A       N/A     (27.06)%
                  Class L/4/..... 29.15%    N/A       N/A     (25.74)%
                  Class Y/5/..... 33.13%    N/A       N/A     (52.02)%
                  Class 1/6/..... 20.56%    N/A       N/A     (52.67)%

--------

/1/  Class A, B and L shares commenced operations on November 30, 1999.


/2/ The aggregate total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the aggregate annual total return for Class A shares would have been 32.32%, N/A, N/A and (23.42)% for the same periods.


/3/ The aggregate annual total return figure assumes that the maximum applicable Deferred Sales Charge has been deducted from the investment at the time of redemption. If the maximum Deferred Sales Charge had not been deducted, the average annual total return for Class B shares would have been 31.27%, N/A, N/A and (25.57)% for the same periods.


/4/ The aggregate annual total return figure assumes that the maximum applicable initial and Deferred Sales Charges have been deducted from the investment at the time of redemption. If the maximum initial and Deferred Sales Charges had not been deducted, the aggregate annual total return for Class L shares would have been 31.54%, N/A, N/A and (24.95)% for the same periods.


/5/ Class Y shares do not incur sales charges or Deferred Sales Charges. Class Y shares commenced operations on February 23, 2000.


/6/ The aggregate total return figure assumes that the maximum 8.50% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the aggregate annual total return for Class 1 shares would have been 31.71%, N/A, N/A and (48.27)% for the same periods. Class 1 shares commenced operations on September 11, 2000.

   Performance will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered representative of the Class' performance for any specified period in the future. Because the performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class' performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

   From time to time the fund may include after-tax performance information in advertisements. To the extent the fund includes such information, it will be computed according to the following formulas:

Average Annual Total Return (After Taxes on Distributions)

                            P(1 + T)/n/ = ATV\\D\\


Where: P        =   a hypothetical initial payment of $1,000.
       T        =   average annual total return (after taxes on distributions).
       n        =   number of years.
       ATV\\D\\ =   ending value of a hypothetical $1,000 investment made at
                    the beginning of a 1-, 5- or 10-year period at the end of a
                    1-, 5- or 10-year period (or fractional portion thereof),
                    after taxes on fund distributions but not after taxes on
                    redemption.



                                   Average Annual Total Return
                                 (After Taxes on Distributions)
                                 for the Periods Ended September 30, 2003
                                 --------------------------------------
                                                                Since
                Class of Shares* 1-Year    5-Year   10-Year   Inception
                ---------------- ------    ------   -------   ---------
                   Class A...... 25.65%     N/A       N/A       (7.97)%
                   Class B...... 26.27%     N/A       N/A       (7.90)%
                   Class L...... 29.15%     N/A       N/A       (7.47)%
                   Class Y**.... 33.13%     N/A       N/A      (18.44)%
                   Class 1***... 20.56%     N/A       N/A      (21.74)%

--------

*  Class A, B and L shares commenced operations on November 30, 1999.


** Class Y shares commenced operations on February 23, 2000.


*** Class 1 shares commenced operations on September 11, 2000.

Average Annual Total Return (After Taxes on Distributions and Redemptions)

                            P(1 + T)/n/ = ATV\\DR\\


Where: P         =   a hypothetical initial payment of $1,000.
       T         =   average annual total return (after taxes on distributions
                     and redemption).
       n         =   number of years.
       ATV\\DR\\ =   ending value of a hypothetical $1,000 investment made at
                     the beginning of a 1-, 5- or 10-year period at the end of
                     a 1-, 5- or 10-year period (or fractional portion
                     thereof), after taxes on fund distributions and
                     redemption.



                                   Average Annual Total Return
                                 (After Taxes on Distributions and Redemptions)
                                 for the Periods Ended September 30, 2003
                                 --------------------------------------------
                                                                     Since
                Class of Shares* 1-Year     5-Year     10-Year     Inception
                ---------------- ------     ------     -------     ---------
                   Class A...... 15.75%      N/A         N/A         (6.21)%
                   Class B...... 16.13%      N/A         N/A         (6.16)%
                   Class L...... 17.90%      N/A         N/A         (5.83)%
                   Class Y**.... 20.34%      N/A         N/A        (13.87)%
                   Class 1***... 12.62%      N/A         N/A        (16.41)%

--------

*  Class A, B and L shares commenced operations on November 30, 1999.


** Class Y shares commenced operations on February 23, 2000.


*** Class 1 shares commenced operations on September 11, 2000.



   It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance. Each Class's net investment income changes in response to fluctuation in interest rates and the expenses of the Fund. In some cases the returns after taxes may exceed the returns before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



                                     TAXES


   The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments


   The Fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

   As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that the Fund satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of
(i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.



   The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.



   If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends that are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.



   The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency forward contract option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



   The Fund's investments in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market, and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.



   Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund's investments.



   Passive Foreign Investment Companies. If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.



   If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.



   Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.



   The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.


Taxation of U.S. Shareholders

   Dividends and Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

   The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

   Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.


   Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years ending on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by the Fund after December 31, 2002 from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.


   We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.


   If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

   Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.



   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.



   Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.



   Backup Withholding. The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.



  Notices; Other Taxes


   Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxes



   Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.



   Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.



   The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Fund and its shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.


                            ADDITIONAL INFORMATION

   The Company was organized as a Maryland corporation pursuant to Articles of Incorporation dated September 29, 1981, as amended from time to time. The Company was incorporated on September 29, 1981 under the name Hutton Investment Series, Inc. The Company's corporate name was changed on December 29, 1988, July 30, 1993 and October 28, 1994 to SLH Investment Portfolios Inc., Smith Barney Shearson investment Fund Inc., and Smith Barney Investment Funds Inc., respectively. The fund offers shares of common stock currently classified into five Classes, A, B, L, Y and 1, with a par value of $.001 per share. Each Class represents an identical interest in the fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges for each Class; (c) the distribution and/or service fees borne by each Class pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

   The Company does not hold annual shareholder meetings. There normally will be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. The Directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the Company's outstanding shares and the Company will assist shareholders in calling such a meeting as required by the 1940 Act. When matters are submitted for shareholders vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional share vote for any fractional share held of that Class. Generally, shares of the Company will be voted on a Company-wide basis on all matters except matters affecting only the interests of one fund or one Class of shares.

                             FINANCIAL STATEMENTS


   The Fund's Annual Report for the fiscal year ended September 30, 2003 is incorporated herein by reference in its entirety (filed on December 15, 2003; accession number 0000891804-03-002684).

                               OTHER INFORMATION

   Smith Barney Mutual Funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

   Classic Series--our portfolio manager driven funds

          Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.



   Research Series--driven by exhaustive fundamental securities analysis

          Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, our Research funds focus on well-defined industries, sectors and trends.

   Style Pure Series--our solution to funds that stray

          Our Style Pure Series funds are the building blocks of asset allocation. Other than maintaining minimal cash or under extraordinary market conditions, Style Pure Series funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                      SMITH BARNEY SMALL CAP GROWTH FUND

                                                           Statement of
                                                           Additional
                                                           Information




                                                           January 28, 2004




SMITH BARNEY
SMALL CAP GROWTH FUND
125 Broad Street
New York, New York 10004

[LOGO] Citigroup Global Markets Inc.
       A member of Citigroup

                                                                     APPENDIX A

Proxy Voting Policies and Procedures


   The Board of Trustees of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the manager. The manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup. Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the manager votes proxies relating to equity securities in the best interest of clients.



   In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.


   In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.


   In furtherance of the manager's goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as a business unit independent from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

   CAM maintains a Proxy Voting Committee, of which the manager's personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager's decision making in voting proxies.



   If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict. If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                               January 28, 2004


                      STATEMENT OF ADDITIONAL INFORMATION

                       SMITH BARNEY SMALL CAP VALUE FUND
                               125 Broad Street
                              New York, NY 10004
                                (800) 451-2010


   This Statement of Additional Information (the "SAI") expands upon and supplements the information contained in the current prospectus of the Smith Barney Small Cap Value Fund dated January 28, 2004, as amended or supplemented from time to time, and should be read in conjunction with the prospectus. The Fund is a series of Smith Barney Investment Funds Inc. (the "Company"). Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders, which are incorporated herein by reference. A prospectus and copies of the reports may be obtained free of charge by contacting a Smith Barney Financial Consultant ("Financial Consultant") or by writing or calling the Fund at the address or telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.


                               TABLE OF CONTENTS


        Investment Objective and Management Policies................   2
        Investment Restrictions.....................................  13
        Directors and Officers of the Company.......................  14
        Distributor.................................................  21
        Purchase of Shares..........................................  23
        Redemption of Shares........................................  28
        Valuation of Shares.........................................  29
        Exchange Privilege..........................................  30
        Performance Data............................................  31
        Taxes.......................................................  34
        Additional Information......................................  39
        Financial Statements........................................  40
        Other Information...........................................  40
        Appendix A -- Summary of Proxy Voting Policies and
          Procedures................................................ A-1

                 INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

   The prospectus discusses the Fund's investment objective and policies. The following discussion supplements the description of the Fund's investment policies in its prospectus. Smith Barney Fund Management LLC ("SBFM" or the "manager") serves as investment manager and administrator to the Fund.

   The Fund attempts to achieve its investment objective by investing, under normal market conditions, substantially all of its assets in equity securities and at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of smaller capitalized companies. Companies whose capitalization falls outside the small capitalization range after purchase continue to be considered smaller capitalized companies for purposes of the 80% policy. Investments in smaller capitalized companies may offer greater opportunities for growth of capital than larger, more established companies, but may also involve certain risks because smaller capitalized companies often have limited market or financial resources and may be dependent on one or two people for management. In addition, shares of smaller capitalized companies have limited liquidity and more volatility which could result in significant fluctuations in the price of their shares. The fund's 80% investment policy is non-fundamental and may be changed by the Board of Directors of the Company to become effective upon at least sixty days' notice to shareholders prior to any such change.


   The Fund will normally invest in all types of equity securities, including common stocks, preferred stocks, securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, and depositary receipts for those securities. It is the policy of the Fund to be as fully invested in equity securities as practicable at all times. Under certain circumstances, the Fund may maintain a portion of its assets, which will usually not exceed 10%, in U.S. Government securities, money market obligations, and in cash to provide for payment of the Fund's expenses and to meet redemption requests. The Fund reserves the right, as a defensive measure, to hold money market securities, including repurchase agreements or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant.


   The Fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index.


   The Fund may invest up to 10% of its total assets in foreign securities, including both direct investments and investments made through depositary receipts. The Fund may also invest in real estate investment trusts; purchase or sell securities on a when-issued or delayed-delivery basis; enter into forward commitments to purchase securities; lend portfolio securities; purchase and sell put and call options; invest in illiquid securities; and enter into interest rate futures contracts, stock index futures contracts and related options.


   The different types of securities and investment techniques used by the Fund all involve risks of varying degrees. For example, with respect to common stock, there can be no assurance of capital appreciation, and there is a risk of market decline. With respect to debt securities, including money market instruments, there is the risk that the issuer of a security may not be able to meet its obligation to make scheduled interest and/or principal payments.

   Convertible Securities. Convertible securities are generally preferred securities or fixed-income securities that are convertible into common stock at either a stated price or stated rate. The price of the convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion feature. A convertible security will normally also provide a fixed income stream. For this reason, the convertible security may not decline in price as rapidly as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. The manager will select convertible securities to be purchased by the Fund based primarily upon its evaluation of the fundamental investment characteristics and growth prospects of the issuer of the security. As a fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.

   Foreign Securities. The Fund has the authority to invest up to 10% of its assets in foreign securities. In addition to direct investment in securities of foreign issuers, the Fund may also invest in securities of foreign issuers in the form of sponsored and unsponsored American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The Fund also may invest in securities denominated in European Currency Units (ECUs). An ECU is a "basket" consisting of a specified amount of currencies of certain of the member states of the European Community. In addition, the Fund may invest in securities denominated in other currency baskets.


   There are certain risks involved in investing in securities of companies and governments of foreign nations that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or of other regulatory practices and requirements comparable to those applicable to domestic companies. The yield of the Fund may be adversely affected by fluctuations in value of one or more foreign currencies relative to the U.S. dollar. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that could reduce the yield on such securities. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of portfolio securities and the appreciation or depreciation of investments. Investment in foreign securities also may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on domestic exchanges, and the expense of maintaining securities with foreign custodians, and the imposition of transfer taxes or transaction charges associated with foreign exchanges.


   Illiquid Securities. Up to 15% of the assets of the Fund may be invested in illiquid securities, including (a) repurchase agreements with maturities greater than seven days, (b) futures contracts and options thereon for which a liquid secondary market does not exist, (c) time deposits maturing in more than seven calendar days and (d) securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets. The Fund may not be able to dispose of restricted securities at a time when, or at a price at which, it desires to do so and may have to bear expenses associated with registering the securities.


   Real Estate Investment Trusts ("REITs"). The Fund may invest in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the management skill of the REIT's manager. REITs are also subject to risks generally associated with investments in real estate. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

   Debt Securities. Debt securities in which the Fund may invest include notes, bills, commercial paper, obligations issued or guaranteed by the government or any of its political subdivisions, agencies or instrumentalities, and certificates of deposit. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

   All debt securities are subject to market risk and credit risk. Market risk relates to market-induced changes in a security's value, usually as a result of changes in interest rates. The value of the Fund's investments in debt securities will change as the general levels of interest rates fluctuate. During periods of falling interest rates, the value of the Fund's debt securities will generally rise. Conversely, during periods of rising interest rates, the value of the Fund's debt securities will generally decline. Credit risk relates to the ability of the issuer to make payments of principal and interest. The Fund has no restrictions with respect to the maturities or duration of the debt securities it holds. The Fund's investments in fixed income securities with longer terms to maturity or greater duration are subject to greater volatility than the Fund's shorter-term securities.

   Money Market Instruments. As stated in the prospectus, the Fund may invest for defensive purposes in corporate and government bonds and notes and money market instruments. Short-term instruments in which the Fund may invest include obligations of banks having at least $1 billion in assets (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loan associations and similar institutions); commercial paper rated no lower than A-2 by Standard & Poor's Ratings Services or Prime-2 by Moody's Investors Service, Inc. or the equivalent from another nationally recognized statistical rating organization or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the two highest rating categories; and repurchase agreements with respect to any of the foregoing entered into with banks and non-bank dealers approved by the Company's Board of Directors.

   The following is a more detailed description of such money market instruments.

   Bank Obligations. Certificates of deposits ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

   Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

   Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

   Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

   In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, the manager will carefully evaluate such investments on a case-by-case basis.

   Savings and loans associations whose CDs may be purchased by the Fund are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund which is administered by the FDIC and is backed by the full faith and credit of the United States government. As a result, such savings and loan associations are subject to regulation and examination.

   U.S. Government Securities. The Fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. U.S. Government securities also include Treasury receipts and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently. The Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market values of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

   Repurchase Agreements. The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline).


   Lending of Portfolio Securities. Consistent with applicable regulatory requirements and for cash management purposes, the Fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. Such loans, if and when made, will be consistent with applicable regulatory requirements. The Fund may not lend its portfolio securities to CGM or its affiliates unless it has applied for and received specific authority from the Securities and Exchange Commission ("SEC"). Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or securities issued or guaranteed by the United States government, its agencies or instrumentalities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.



   In lending its portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value;
(e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Fund may terminate the loan and regain the right to vote the securities. Payments received by the Fund in lieu of any dividends paid on the loaned securities will not be treated as "qualified dividend income" for purposes of determining what portion of the Fund's dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains (see "TAXES" below). The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the manager to be of good standing and will not be made unless, in the judgment of the manager the consideration to be earned from such loans would justify the risk.


   Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a money market instrument by the Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account consisting of U.S. government securities or cash or cash equivalents to cover its obligations under reverse repurchase agreements with broker-dealers and other financial institutions. The Fund will invest the proceeds in other money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Under the Investment Company Act of 1940, as amended (the "1940 Act"), reverse repurchase agreements may be considered borrowings by the seller.

   Reverse repurchase agreements create opportunities for increased returns to the shareholders of the Fund but, at the same time, create special risk considerations. Although the principal or stated value of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest or dividends the Fund will have to pay in respect thereof, the Fund's net income or other gain will be greater than if this type of investment technique had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover this cost, the net income or other gain of the Fund will be less than if the reverse repurchase agreement had not been used.

   The Fund currently intends to invest not more than 33% of its net assets in reverse repurchase agreements.

   Options, Futures and Currency Strategies. The Fund may use forward currency contracts and certain options and futures strategies to attempt to hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the Fund. There can be no assurance that such efforts will succeed.

   In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that the Fund enter into transactions in futures contracts and options on futures only for bona fide hedging purposes (as defined in CFTC regulations). To attempt to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the investment adviser anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made ("transaction hedging"). Further, when the investment adviser believes that a particular currency may decline compared to the U.S. dollar or another currency, the Fund may enter into a forward contract to sell the currency the manager expects to decline in an amount approximating the value of some or all of the Fund's securities denominated in that currency, or when the manager believes that one currency may decline against a currency in which some or all of the portfolio securities held by the Fund are denominated, it may enter into a forward contract to buy the currency expected to decline for a fixed amount ("position hedging"). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed amount of the currency expected to decline where the manager believes that the value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the Fund are denominated ("cross hedging"). The Fund's custodian places (i) cash, (ii) U.S. Government securities or (iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked to market daily, or other high-quality debt securities denominated in certain currencies in a separate account of the Fund having a value equal to the aggregate account of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities are placed in the account on a daily basis so that the value of the amount will equal the amount of the Fund's commitments with respect to such contracts.

   For hedging purposes, the Fund may write covered call options and purchase put and call options on currencies to hedge against movements in exchange rates and on debt securities to hedge against the risk of fluctuations in the prices of securities held by the Fund or which the manager intends to include in its portfolio. The Fund also may use interest rate futures contracts and options thereon to hedge against changes in the general level in interest rates.

   The Fund may write call options on securities and currencies only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A call option written by the Fund is "covered" if the Fund owns the securities or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities or currencies held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high-grade, short-term obligations in a segregated account with its custodian.

   Although the portfolio might not employ the use of forward currency contracts, options and futures, the use of any of these strategies would involve certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: dependence on the investment adviser's ability to predict movements in the prices of individual debt securities, fluctuations in the general fixed-income markets and movements in interest rates and currency markets, imperfect correlation between movements in the price of currency, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Fund invests; and lack of assurance that a liquid market will exist for any particular option, futures contract or options thereon at any particular time and possible need to defer or accelerate closing out certain options, futures contracts and options thereon in order to continue to qualify for the beneficial tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code").

   Options on Securities. As discussed more generally above, the Fund may engage in the writing of covered call options. The Fund may also purchase put options and enter into closing transactions.

   The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

   Options written by the Fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively.

   The Fund may write (a) in-the-money call options when the manager expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when the manager expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when the manager expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

   So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation ("Clearing Corporation") or similar clearing corporation and the securities exchange on which the option is written.

   An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The Fund expects to write options only on national securities exchanges or in the over-the-counter market. The Fund may purchase put options issued by the Clearing Corporation or in the over-the-counter market.

   The Fund may realize a profit or loss upon entering into a closing transaction. In cases in which a fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the Fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

   Although the Fund generally will purchase or write only those options for which the manager believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the Clearing Corporation and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

   Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of the manager and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

   In the case of options written by the Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk because a fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

   Although the manager will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of call options and purchasing of put and call options, there can be no assurance that the Fund will succeed in its option-writing program.

   Stock Index Options. As described generally above, the Fund may purchase put and call options and write call options on domestic stock indexes listed on domestic exchanges in order to realize its investment objective of capital appreciation or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or the Canadian Market Portfolio Index, or a narrower market index such as the Standard & Poor's 100 Index. Indexes also are based on an industry or market segment such as the American Stock Exchange Oil and Gas Index or the Computer and Business Equipment Index.

   Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by
(b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

   The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to the manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

   Futures Contracts and Options on Futures Contracts. As described generally above, the Fund may invest in stock index futures contracts and options on futures contracts that are traded on a domestic exchange or board of trade.

   The purpose of entering into a futures contract by the Fund is to protect the Fund from fluctuations in the value of securities without actually buying or selling the securities. For example, in the case of stock index futures contracts, if the Fund anticipates an increase in the price of stocks that it intends to purchase at a later time, the Fund could enter into contracts to purchase the stock index (known as taking a "long" position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the Fund's not participating in a market advance. The Fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a "short" position) as it purchases individual stocks. The Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.

   No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund, upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." In addition, when the Fund enters into a long position in a futures contract or an option on a futures contract, it must deposit into a segregated account with the Fund's custodian an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the Fund's commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

   There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the Fund is subject to the ability of the manager to predict correctly movements in the stock market or in the direction of interest rates. These predictions involve skills and techniques that may be different from those involved in the management of investments in securities. In addition, there can be no assurance that there will be a perfect correlation between movements in the price of the securities underlying the futures contract and movements in the price of the securities that are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in market behavior or interest rates.

   Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although the Fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

   When-Issued Securities and Delayed Delivery Transactions. In order to secure what the manager considers to be an advantageous price or yield, the Fund may purchase U.S. government securities on a when-issued basis or purchase or sell U.S. government securities for delayed delivery. The Fund will enter into such purchase transactions for the purpose of acquiring portfolio securities and not for the purpose of leverage. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by the

Fund prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when- issued or delayed-delivery transaction, the Fund relies on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

   U.S. government securities normally are subject to changes in value based upon changes, real or anticipated, in the level of interest rates and, to a lesser extent, the public's perception of the creditworthiness of the issuers. In general, U.S. government securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing U.S. government securities on a when-issued or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of U.S. government securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.

   A fund will at times maintain in a segregated account at the Custodian cash or liquid securities equal to the amount of the Fund's when-issued or delayed-delivery commitments. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of such commitments by the Fund. Placing securities rather than cash in the account may have a leveraging effect on the Fund's assets. That is, to the extent that the Fund remains substantially fully invested in securities at the time that it has committed to purchase securities on a when-issued basis, there will be greater fluctuation in its net asset value than if it had set aside cash to satisfy its purchase commitments. On the settlement date, the Fund will meet its obligations from then available cash flow, the sale of securities held in the separate account, the sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a greater or lesser value than the Fund's payment obligations).

   Portfolio Transactions. Decisions to buy and sell securities for the Fund are made by the manager, subject to the overall review of the Company's Board of Directors. Although investment decisions for the Fund are made independently from those of the other accounts managed by the manager, investments of the type that the Fund may make also may be made by those other accounts. When the Fund and one or more other accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

   Allocation of transactions on behalf of the Fund, including their frequency, to various dealers is determined by the manager in its best judgment and in a manner deemed fair and reasonable to the Fund's shareholders. The primary considerations of the manager in allocating transactions are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the manager may receive orders for portfolio transactions by the Fund. Information so received is in addition to, and not in lieu of, services required to be performed by the manager, and the fees of the manager are not reduced as a consequence of their receipt of the supplemental information. The information may be useful to the manager in serving both the Fund and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to the manager in carrying out its obligations to the Fund.


   The Fund will not purchase securities during the existence of any underwriting or selling group relating to the securities, of which the manager is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other funds that have similar investment objectives but that are not subject to a similar limitation. The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.


   Even though investment decisions for the Fund are made independently from those of the other accounts managed by the manager, investments of the kind made by the Fund also may be made by those other accounts. When the Fund and one or more accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sale will be allocated in a manner believed by the manager to be equitable. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained for or disposed of by the Fund.

   The Fund has paid the following in brokerage commissions for portfolio transactions:


                                                                             % of Total
                                                                            Dollar Amount
                                                              % of Total   of Transactions
                                                              Brokerage       Involving
                                    Total     Commissions    Commissions     Commissions
                                  Brokerage   Paid to CGM    Paid to CGM     Paid to CGM
Fiscal Year Ending September 30: Commissions and Affiliates and Affiliates and Affiliates
-------------------------------- ----------- -------------- -------------- ---------------
              2001..............  $510,656      $18,636          3.65%          3.30%
              2002..............  $784,331      $ 2,270          0.29%          0.57%
              2003..............  $999,141      $     0          0.00%          0.00%


   The total brokerage commissions paid by the Fund for each fiscal year vary primarily because of increases or decreases in the Fund's volume of securities transactions on which brokerage commissions are charged.


   In selecting brokers or dealers to execute portfolio transactions on behalf of the Fund, SBFM seeks the best overall terms available. In assessing the best overall terms available for any transaction, SBFM will consider the factors SBFM deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and the execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each advisory agreement between the Company and SBFM relating to the Fund authorizes SBFM, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund, the other funds and/or other accounts over which SBFM or its affiliates exercise investment discretion. For the fiscal year ended September 30, 2003, the Fund directed
brokerage transactions totaling $            to brokers because of research
services provided. The amount of brokerage commissions paid on such
transactions for the Fund total $          . The fees under the advisory
agreements relating to the Fund between the Company and SBFM are not reduced by reason of their receiving such brokerage and research services. The Company's Board of Directors periodically will review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund.



   Portfolio Turnover. The Fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) is generally not expected to exceed 150%. The rate of turnover will not be a limiting factor, however, when the Fund deems it desirable to sell or purchase securities. This policy should not result in higher brokerage commissions to the Fund, as purchases and sales of portfolio securities are usually affected as principal transactions. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of tax-exempt securities. For the fiscal years ended September 30, 2001, 2002 and 2003, the Fund's portfolio turnover rate was 47%, 49% and 68%, respectively.

                            INVESTMENT RESTRICTIONS

   The Fund has adopted the following investment restrictions for the protection of shareholders. Restrictions 1 through 7 cannot be changed without approval by the holders of a majority of the outstanding shares of the Fund, defined as the lesser of (a) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the Fund's outstanding shares. The remaining restrictions may be changed by the Board of Directors at any time. The Fund may not:

      1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      2. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      3. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      4. Borrow money except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

      5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      6. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      7. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from:
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund's investment objective and policies); or (d) investing in real estate investment trust securities.

      8. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      9. Invest in oil, gas or other mineral exploration programs.

      10. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

      11. Invest in companies for the purpose of exercising management or control.

      12. Invest in securities of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the total assets of the Fund would then be invested in such securities (for purposes of this restriction, issuers include predecessors, sponsors, controlling persons, general guarantors and originators of underlying assets).

   Certain restrictions listed above permit the Fund without shareholder approval to engage in investment practices that the Fund does not currently pursue. The Fund has no present intention of altering its current investment practices as otherwise described in the prospectus and this SAI and any future change in these practices would require Board approval. If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.


                     DIRECTORS AND OFFICERS OF THE COMPANY



   The business and affairs of the Fund are managed under the direction of the Company's Board of Directors. The names of the Directors and officers of the Company, together with information as to their principal business occupations during the past five years, are set forth below. The officers of the Fund are employees of organizations that provide services to the Fund.



                                               Term                                         Number
                                            of Office*                                   of Portfolios
                                               and                                        in the Fund
                                Position(s)   Length                                        Complex         Other
                                 Held with   of Time        Principal Occupation(s)        Overseen     Directorships
Name, Address, and Age             Fund       Served        During Past Five Years        by Director  Held by Director
----------------------          ----------- ---------- --------------------------------- ------------- ----------------
NON-INTERESTED DIRECTORS:
Paul R. Ades                     Director     Since    Law Firm of Paul R. Ades, PLLC         15             None
Paul R. Ades, PLLC                            1994     (from April 2000 to Present);
181 West Main Street, Suite C                          Partner in Law Firm of Murov &
Babylon, NY 11702                                      Ades (from November 1970 to
Age 63                                                 March 2000)

Dwight B. Crane                  Director     Since    Professor, Harvard Business            49             None
Harvard Business School                       1981     School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 65

Frank G. Hubbard                 Director     Since    President of Avatar International      15             None
Avatar International Inc.                     1993     Inc. (business development)
87 Whittredge Road                                     (since 1998); Vice President of
Summit, NJ 07901                                       S&S Industries (chemical
Age 65                                                 distribution) (from 1995 to 1998)

Jerome H. Miller                 Director     Since    Retired                                15             None
c/o R. Jay Gerken                             1998
Citigroup Asset Management
("CAM")
399 Park Avenue
4th Floor
New York, NY 10022
Age 65

Ken Miller                       Director     Since    President of Young Stuff Apparel       15             None
Young Stuff Apparel Group, Inc.               1994     Group, Inc. (since 1963)
930 Fifth Avenue
Suite 610
New York, NY 10022
Age 62

                                               Term                                         Number
                                            of Office*                                   of Portfolios
                                               and                                        in the Fund
                              Position(s)     Length                                        Complex         Other
                               Held with     of Time        Principal Occupation(s)        Overseen     Directorships
Name, Address, and Age           Fund         Served        During Past Five Years        by Director  Held by Director
----------------------       -------------- ---------- --------------------------------- ------------- ----------------
INTERESTED DIRECTOR:
R. Jay Gerken**              Chairman,        Since    Managing Director of CGM;              221            None
CAM                          President and    2002     President and Chief Executive
399 Park Avenue              Chief                     Officer of SBFM, Travelers
4th Floor                    Executive                 Investment Adviser, Inc. ("TIA")
New York, NY 10022           Officer                   and Citi Fund Management, Inc.
Age 52                                                 ("CFM"); President and Chief
                                                       Executive Officer of certain
                                                       mutual funds associated with
                                                       Citigroup Inc. ("Citigroup");
                                                       formerly portfolio manager of
                                                       Smith Barney Allocation Series
                                                       Inc. (from 1996 to 2001) and
                                                       Smith Barney Growth and
                                                       Income Fund (from 1996 to
                                                       2001).

OFFICERS:
Andrew B. Shoup              Senior Vice      Since    Director of CAM; Senior Vice           N/A            N/A
CAM                          President and    2003     President and Chief
125 Broad Street             Chief                     Administrative Officer of mutual
10th Floor                   Administrative            funds associated with Citigroup;
New York, NY 10004           Officer                   Treasurer of certain mutual funds
Age 47                                                 associated with Citigroup; Head
                                                       of International Funds
                                                       Administration of CAM (from
                                                       2001 to 2003); Director of Global
                                                       Funds Administration of CAM
                                                       (from 2000 to 2001); Head of
                                                       U.S. Citibank Funds
                                                       Administration of CAM (from
                                                       1998 to 2000).

Richard L. Peteka            Treasurer and    Since    Director of CGM; Chief Financial       N/A            N/A
CAM                          Chief            2002     Officer and Treasurer of certain
125 Broad Street, 11th Floor Financial                 mutual funds associated with
New York, NY 10004           Officer                   Citigroup; Director and Head of
Age 41                                                 Internal Control for CAM U.S.
                                                       Mutual Fund Administration from
                                                       1999 to 2002; Vice President,
                                                       Head of Mutual Fund
                                                       Administration and Treasurer at
                                                       Oppenheimer Capital (from 1996
                                                       to 1999)

John G. Goode                Vice             Since    Managing Director of CGM and           N/A            N/A
CAM                          President and    1999     Investment Officer of SBFM
One Sansome Street           Investment
San Francisco, CA 94104      Officer
Age 59

Thomas B. Driscoll, III      Investment       Since    Director of CGM and Investment         N/A            N/A
CAM                          Officer          1999     Officer of SBFM
One Sansome Street
San Francisco, CA 94104
Age 40

Peter J. Hable               Vice             Since    Managing Director of CGM and           N/A            N/A
CAM                          President and    1999     Investment Officer of SBFM
One Sansome Street           Investment
San Francisco, CA 94104      Officer
Age 44

                                              Term                                          Number
                                           of Office*                                    of Portfolios
                                              and                                         in the Fund
                              Position(s)    Length                                         Complex         Other
                               Held with    of Time        Principal Occupation(s)         Overseen     Directorships
Name, Address, and Age           Fund        Served        During Past Five Years         by Director  Held by Director
----------------------       ------------- ---------- ---------------------------------- ------------- ----------------

Kaprel Ozsolak               Controller      Since    Vice President of CGM;                  N/A            N/A
CAM                                          2002     Controller of certain mutual funds
125 Broad Street, 11th Floor                          associated with Citigroup Inc.
New York, NY 10004
Age 38

Robert I. Frenkel            Secretary and   Since    Managing Director and General           N/A            N/A
CAM                          Chief Legal     2003     Counsel of Global Mutual Funds
300 First Stamford Place     Officer                  for CAM and its predecessor
4th Floor                                             (since 1994); Secretary of CFM;
Stamford, CT 06902                                    Secretary and Chief Legal Officer
Age 48                                                of mutual funds associated with
                                                      Citigroup

Marianne Motley              Assistant       Since    Director, Mutual Fund                   N/A
CAM                          Treasurer        2000    Administration for CGM (since
125 Broad Street                                      1994).
10th Floor
New York, NY 10004
Age 44

Andrew Beagley               Chief Anti-     Since    Director of CGM (since 2000);           N/A            N/A
CAM                          Money            2002    Director of Compliance, North
399 Park Avenue              Laundering               America, CAM (since 2000);
New York, NY 10022           Compliance               Chief Anti-Money Laundering
Age 40                       Officer                  Compliance Officer of mutual
                                                      funds associated with Citigroup
                                                      Inc.; Director of Compliance,
                                                      Europe, the Middle East and
                                                      Africa, CAM (from 1999 to
                                                      2000); Compliance Officer,
                                                      Salomon Brothers Asset
                                                      Management Limited, Smith
                                                      Barney Global Capital
                                                      Management Inc., Salomon
                                                      Brothers Asset Management Asia
                                                      Pacific Limited (from 1997 to
                                                      1999).

Rosemary D. Emmens           Assistant       Since    Director and Associate General          N/A
CAM                          Secretary        2002    Counsel, CAM (since 1998).
300 First Stamford Place
4th Floor
Stamford, CT 06902
Age 34

Harris Goldblat              Assistant       Since    Director and Associate General          N/A
CAM                          Secretary        2002    Counsel, CAM (since 2000);
300 First Stamford Place                              Associate, Stroock & Stroock &
4th Floor                                             Lavan LLP (from 1997 to 2000).
Stamford, CT 06902
Age 34

--------

* Each Director and officer serves until his or her respective successor has been duly elected and qualified.


** Mr. Gerken is an "Interested Director" of the Fund because he is an officer of SBFM and certain of its affiliates.

   For the calendar year ended December 31, 2003, the Directors beneficially owned equity securities of the Fund within the dollar ranges presented in the table below:



                                                   Aggregate Dollar Range
                                     Dollar Range  of Equity Securities In
                                       of Equity    Registered Investment
                                     Securities in   Companies Overseen
      Name of Director                 the Fund          by Director
      ----------------               ------------- -----------------------
      Paul R. Ades..................
      Herbert Barg+.................
      Dwight B. Crane...............
      R. Jay Gerken.................
      Frank G. Hubbard..............
      Jerome H. Miller..............     None           Over $100,000
      Ken Miller....................

--------



+/ /retired to Emeritus status as of December 31, 2003



   As of December 31, 2003, none of the above Independent Directors, or their immediate family members, owned beneficially or of record any securities of the adviser or principal underwriter of the Funds or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the adviser or principal underwriter of the Fund.



   The Company has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors of the Company, namely Messrs. Ades, Crane, Hubbard, K. Miller and J. Miller.





   The Audit Committee oversees the scope of the Fund's audit, the Fund's accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Directors for their ratification, the selection, appointment, retention or termination of the Fund's independent auditors and approves the compensation of the independent auditors. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent auditors to its manager and any affiliated service providers if the engagement relates directly to the Fund's operations and financial reporting.


   The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Company's Secretary. The Nominating Committee did not meet during the Fund's most recent fiscal year.

   No officer, director or employee of CGM or any parent or subsidiary receives any compensation from the Company for serving as an officer or Director of the Company. The Company pays each Director who is not an officer, director or employee of CGM or any of its affiliates a fee of $22,500 per annum plus $2,900 per meeting attended and reimburses travel and out-of-pocket expenses. During the calendar year ended December 31, 2002, such expenses totaled $7,251. For the fiscal year ended September 30, 2003, the Directors of the Company were paid the following compensation:



                      Aggregate   Total Pension
                     Compensation or Retirement  Total Compensation  Number of Funds
                      from Fund     Benefits     from Fund Complex      for Which
                     Fiscal Year   Accrued as   Paid to Directors in Director Serves
                        Ended     Part of Fund  Calendar Year Ended    Within Fund
Name of Person         09/30/03     Expenses          12/31/02           Complex
--------------       ------------ ------------- -------------------- ---------------
Paul R. Ades........    $3,431         $0             $ 56,050              15
Herbert Barg+.......     3,472          0              119,450              44
Dwight B. Crane.....     3,435          0              152,200              49
R. Jay Gerken.......         0          0                    0             221
Frank G. Hubbard....     3,431          0               56,050              15
Jerome Miller.......     3,431          0               56,050              15
Ken Miller..........     3,431          0               56,050              15

--------

+/ /retired to Emeritus status as of December 31, 2003.



   During the year in which they reach age 80, Directors are required to change to Emeritus status. Directors Emeritus are entitled to serve in Emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the fund Directors, together with reasonable out-of-pocket expenses for each meeting attended. During the calendar year ended December 31, 2002, Directors Emeritus received $25,000 in compensation from the Fund Complex.



   As of January 1, 2004, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding common stock of the Company.



   As of January 1, 2004 to the knowledge of the Fund and the Board of Directors, the following shareholders or groups (as the term is used in Section 13(d) of the Securities Exchange Act of 1934) beneficially owned more than 5% of the outstanding shares of the Fund of the following classes:



Fund                 Class Percent Name                              Address
----                 ----- ------- ----                              -------

Small Cap Value Fund   A   8.51%   Smith Barney Multi Choice Trust   Two Tower Center
                                   Smith Barney Corporate Trust Co.  P.O. Box 1063
                                                                     East Brunswick, NJ 08816-1063

Small Cap Value Fund   A   5.57%   Travelers Insurance Company       One Tower Square
                                   ATTN: Shareholder Accounting, 6MS Hartford, CT 06183

Small Cap Value Fund   A   5.26%   The Manufacturers Life Insurance  250 Bloor Street East
                                   Company (USA)                     7th Floor
                                                                     Toronto Ontario Canada
                                                                     M4W 1E5

Small Cap Value Fund   Y   49.87%  State Street Bank and Trust       105 Rosemont Avenue
                                   Nestle 401K Savings Plan          Westwood, MA 02090-2318
                                   U/A dated 09/01/03
                                   Citistreet LLC - Record Keeper

Small Cap Value Fund   Y   45.96%  State Street Bank Trust Cust      105 Rosemont Avenue
                                   FBO Citigroup 401K Plan           Westwood, MA 02090-2318

Investment Manager


   SBFM serves as investment manager to the Fund pursuant to a written agreement (the "Advisory Agreement"). The services provided by the manager under the Advisory Agreement are described in the Prospectus under "Management." The manager pays the salary of any officer and employee who is employed by both it and the Fund. The manager bears all expenses in connection with the performance of its services. The manager (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to investment companies, including investment companies which are distributed outside the U.S., that had aggregate assets under management as of December 31, 2003 in excess of $115.4 billion. The manager is a wholly owned subsidiary of Citigroup.



   As compensation for investment advisory services, the Fund pays the manager a fee computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. For the fiscal years ended September 30, 2001, 2002 and 2003, the Fund incurred $1,434,406, $2,136,597 and $2,253,468, respectively, in investment advisory fees.



   The Investment Management Agreement has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Directors or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the Independent Directors of the Fund's Board with such Independent Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. In approving the continuation of the Fund's Investment Management Agreement, the Board, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the Fund, compared the fees charged by the manager to those paid by similar Funds or clients for comparable services, and analyzed the expenses incurred by the manager with respect to the Fund.



   The Board also considered the Fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the Fund in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to Fund performance and manager services, and benefits potentially accruing to the manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager, as well as research services received by the manager from brokers-dealers who execute transactions on behalf of the Fund. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Investment Management Agreement was in the best interests of the Fund and its shareholders. The Independent Directors were advised by separate independent legal counsel throughout the process. The Fund or the manager may terminate the Investment Management Agreement on sixty days' written notice without penalty. The Investment Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).



   The Fund bears expenses incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Directors who are not officers, directors, shareholders or employees of CGM, or the manager, SEC fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agent's fees; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; investor services (including allocated telephone and personnel expenses); and costs of preparation and printing of prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, shareholders' reports and corporate meetings.


   The manager has voluntarily agreed to waive its fees if in any fiscal year the aggregate expenses of any Class of the Fund, exclusive of 12b-1 fees, taxes brokerage, interest and extraordinary expenses, such as litigation costs, exceed the indicated percentage of the Fund's average net assets for that fiscal year.

Code of Ethics

   Pursuant to Rule 17j-1 of the 1940 Act, the Fund, its investment adviser and principal underwriters have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.


   Copies of the Fund's Codes of Ethics are on file with the SEC.



Proxy Voting Guidelines & Procedures



   Although individual Board members may not agree with particular policies or votes by the Fund's manager, the Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.



   Attached as Appendix A is a summary of the guidelines and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Fund uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the manager or any affiliated person of the Fund or the manager, on the other. This summary of the guidelines gives a general indication as to how the manager will vote proxies relating to the portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with the Fund's investment objectives.


Counsel and Auditors


   Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the Company. Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, serves as counsel to the Fund's Independent Directors.



   KPMG LLP, 757 Third Avenue, New York, New York 10017, serves as independent auditors to examine and report on the Fund's financial statements for the fiscal year ending September 30, 2004.


Custodian and Transfer Agent

   State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of Company on behalf of the Fund. Under the custody agreement with the Company on behalf of the Fund, State Street holds the Fund's portfolio securities and keeps all necessary accounts and records. For its services, State Street receives a monthly fee based upon the month-end market value of securities held in custody and also receives certain securities transaction charges. The assets of the Fund are held under bank custodianship in compliance with the 1940 Act.


   Citicorp Trust Bank, fsb, located at 125 Broad Street, New York, New York 10004, serves as the Transfer Agent and shareholder services agent of the Fund. PFPC Inc., whose address is P.O. Box 9699 Providence, Rhode Island 02940-9699, serves as the Fund's sub-transfer agent to render certain shareholder record keeping and accounting services functions.

                                  DISTRIBUTOR


   Distributor. CGM, located at 388 Greenwich Street, New York, New York 10013, serves as the Fund's distributor (the "Distributor") pursuant to a written agreement dated June 5, 2000 (the "Distribution Agreement") which was approved by the Company's Board of Directors, including a majority of the Independent Directors, on April 13, 2000.


Initial Sales Charges


   The aggregate dollar amount of commissions on Class A and Class L shares received by CGM and its affiliates were as follows:



  Class A Shares (paid to CGM)


   For the fiscal year ended September 30:

             2003......................................... $173,000
             2002......................................... $487,000
             2001......................................... $528,000





  Class L Shares (paid to CGM)


   For the fiscal year ended September 30:

             2003......................................... $114,000
             2002......................................... $309,000
             2001......................................... $197,000





Deferred Sales Charges



  Class A Shares (paid to CGM)


   For the fiscal year ended September 30:

              2003......................................... $1,000
              2002......................................... $    0
              2001......................................... $1,000






  Class B Shares (paid to CGM)


   For the fiscal year ended September 30:

             2003......................................... $266,000
             2002......................................... $297,000
             2001......................................... $128,000





  Class L Shares (paid to CGM)


   For the fiscal year ended September 30:

             2003......................................... $ 9,000
             2002......................................... $31,000
             2001......................................... $ 9,000





   When payment is made by the investor before settlement date, unless otherwise directed by the investor, the funds will be held as a free credit balance in the investor's brokerage account and CGM may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to settlement date, such as an investment in a money market fund (other than Smith Barney Exchange Reserve Fund) of the Smith Barney

Mutual Funds. If the investor instructs CGM to invest the funds in a Smith Barney money market fund, the amount of the investment will be included as part of the average daily net assets of both the fund and the Smith Barney money market fund, and affiliates of CGM that serve the funds in an investment advisory capacity or administrative capacity will benefit from the fact that they are receiving fees from both such investment companies for managing these assets computed on the basis of their average daily net assets. The Company's Board of Directors has been advised of the benefits to CGM resulting from these settlement procedures and will take such benefits into consideration when reviewing the Advisory and Administration Agreements for continuance.


Distribution Arrangements


   To compensate CGM for the services it provides and for the expenses it bears, the Fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays CGM a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the Fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the Fund pays CGM a distribution fee with respect to Class B and Class L shares primarily intended to compensate CGM for its initial expense of paying Financial Consultants a commission upon sales of those shares. The Class B and Class L distribution fee is calculated at the annual rate of 0.75% of the value of the Fund's average net assets attributable to the shares of the respective Class.


   The following service and distribution fees were incurred by the Fund pursuant to a Plan during the periods indicated:


                                           Fiscal Year   Fiscal Year
                                          Ended 9/30/03 Ended 9/30/02
                                          ------------- -------------
           Class A.......................  $  203,245    $  183,303
           Class B.......................  $1,184,818    $1,159,248
           Class L.......................  $  972,903    $  956,336



   CGM will pay for the printing, at printer's overrun cost, of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, will pay the cost of distributing such copies used in connection with the offering to prospective investors and will also pay for supplementary sales literature and other promotional costs. Such expenses incurred by CGM are distribution expenses within the meaning of the Plan and may be paid from amounts received by CGM from the Fund under the Plan.



   For the fiscal year ended September 30, 2003, CGM incurred distribution expenses totaling $2,365,971, consisting of:



 Financial
 Consultant           Branch                   Advertising                 Printing
Compensation         Expenses                    Expense                    Expense
------------ -------------------------  -------------------------  -------------------------
 $1,440,767          $819,853                    $83,710                    $21,641



   Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or in the Distribution Agreement (the "Independent Directors"). The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all material amendments of the Plan also must be approved by the Directors and Independent Directors in the manner described above. The Plan may be terminated with respect to a class of the Fund at any time, without penalty, by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act). Pursuant to the Plan, CGM will provide the Fund's Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

                              PURCHASE OF SHARES

   The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

   Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                       Sales Charge as a                         Dealers'
                               %         Sales Charge as a % Reallowance as %
  Amount of Investment  of Transaction   of Amount Invested  of Offering Price
  -------------------- ----------------- ------------------- -----------------
   Less than $25,000..       5.00%              5.26%              4.50%
   $ 25,000-49,999....       4.25%              4.44%              3.83%
   50,000-99,999......       3.75%              3.90%              3.38%
   100,000-249,999....       3.25%              3.36%              2.93%
   250,000-499,999....       2.75%              2.83%              1.48%
   500,000-999,999....       2.00%              2.04%              1.80%
   1,000,000 and over.          0                  0                  0

--------

* Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The deferred sales charge on Class A shares is payable to CGM, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $1,000,000 or more. The deferred sales charge is waived in the same circumstances in which the deferred sales charge applicable to Class B and Class L shares is waived. See "Purchase of Shares--Deferred Sales Charge Alternatives" and "Purchase of Shares--Waivers of Deferred Sales Charge."



   Members of a selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of a fund as defined in the Securities Act of 1933. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person," which includes an individual and his or her immediate family, or a director or other fiduciary of a single trust estate or single fiduciary account. Class A load-waived shares will be available to retirement plans where such plan's record keeper offers only load-waived shares and where the shares are held on the books of a fund through an omnibus account.


   Class B Shares. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

   Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2003, purchases of Class L shares by investors who were holders of Class C shares of the Fund on June 12, 1998 will not be subject to the 1.00% initial sales charge.




   Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan's recordkeeper; or 401(k) plans of Citigroup and its affiliates).


General


   Investors may purchase shares from a Smith Barney Financial Consultant or a Dealer Representative. In addition, certain investors, including qualified retirement plans purchasing through certain Dealer Representatives, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify which Class is being purchased. Smith Barney and Dealer Representatives may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Inc. ("sub-transfer agent") are not subject to a maintenance fee.



   Investors in Class A, Class B and Class L shares may open an account in the Fund by making an initial investment of at least $1,000 for each account, in the Fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from a Unit Investment Trust ("UIT") sponsored by CGM, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the sub-transfer agent. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent.



   Purchase orders received by the Fund or a Smith Barney Financial Consultant prior to the close of regular trading on the New York Stock Exchange ("NYSE"), on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Dealer Representative prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the Fund or the Fund's agent prior to its close of business. For shares purchased through CGM or a Dealer Representative purchasing through CGM, payment for shares of the Fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.



   Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGM or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by CGM or the sub-transfer agent. The Systematic Investment Plan also authorizes CGM to apply cash held in the shareholder's Salomon Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Smith Barney Financial Consultant or a Dealer Representative.


Sales Charge Waivers and Reductions


   Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with CGM), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Smith Barney Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares of the Fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries, or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by CGM; (i) purchases by investors participating in a CGM fee-based arrangement;
(j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with Citistreet Retirement Programs; (k) purchases by separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts
(l) purchases by Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; and
(m) purchases by executive deferred compensation plans participating in the Citigroup Global Markets Inc. ExecChoice program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.


   Right of Accumulation. Class A shares of the Fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of other Smith Barney mutual funds that are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

   Letter of Intent--Class A Shares. A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the amount of investment as referred to in the preceding sales charge table includes (i) all Class A shares of the Fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Financial Consultant or the sub-transfer agent to obtain a Letter of Intent application.

   Letter of Intent--Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Concert Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within thirteen months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, as applicable, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the Fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Financial Consultant or the sub-transfer agent for further information.

Deferred Sales Charge Provisions

   Deferred Sales Charge Shares are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

   Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a deferred sales charge to the extent the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.


   Class L shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.


           Year Since Purchase Payment Was Made Deferred sales charge
           ------------------------------------ ---------------------
                   First.......................         5.00%
                   Second......................         4.00
                   Third.......................         3.00
                   Fourth......................         2.00
                   Fifth.......................         1.00
                   Sixth and thereafter........         0.00

   Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.


   The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other fund. For federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to CGM.


   To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired five additional shares of the Fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

   The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (however, automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.


   Deferred sales charge waivers will be granted subject to confirmation (by CGM in the case of shareholders who are also Smith Barney clients or by the sub-transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.


Volume Discounts


   The schedule of sales charges on Class A shares described in the Prospectus applies to purchases made by any purchaser, which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Smith Barney Financial Consultant.



   Smith Barney Funds Retirement Program. The Fund offers Class A and Class L shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan's recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney Mutual Funds.



   There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.



   The class of shares you may purchase depends on the amount of your initial investment:



   Class A Shares. Class A shares may be purchased by plans investing at least $3 million.



   Class L Shares. Class L shares may be purchased by plans investing less than $3 million. Class L shares are eligible to exchange into Class A shares not later than eight years after the plan joined the program. They are eligible for exchange in the following circumstances:



   If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.



   Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L shares not converted will continue to be subject to the distribution fee.



   For further information regarding this Program, contact your Service Agent or the Transfer Agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the Transfer Agent for information regarding the Class B or Class L exchange privileges applicable to their plan.




Determination of Public Offering Price

   The Fund offers its shares to the public on a continuous basis. The public offering price for a Class A, and Class Y share of the Fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class L share includes a 1.00% initial sales charge. Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000 is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A deferred sales charge, however, is imposed on certain redemptions of Class L shares, and on Class A shares when purchased in amounts exceeding $1,000,000. The method of computation of the public offering price is shown in the Fund's financial statements, incorporated by reference in their entirety into this SAI.

                             REDEMPTION OF SHARES

   The right of redemption may be suspended or the date of payment postponed
(a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the Fund's shareholders.

   If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The sub-transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, directors or guardians. A redemption request will not be deemed properly received until the sub-transfer agent receives all required documents in proper form.

   If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the sub-transfer agent receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.

Distributions in Kind

   If the Board of Directors of the Fund determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the Fund's net assets by a distribution in kind of Fund securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

   An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares that are subject to a deferred sales charge). To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment, and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted.

   Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the sub-transfer agent as agent for Withdrawal Plan members. For additional information, shareholders should contact a Financial Consultant or their Financial Consultant, the Introducing Broker or dealer in the selling group. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal.

                              VALUATION OF SHARES

   The Prospectus states that the net asset value of the Fund's Classes of shares will be determined on any date that the NYSE is open. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the Fund in valuing its assets.

   Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Over-the-counter securities will be valued on the basis of the bid price at the close of business on each day, or, if market quotations for these securities are not readily available, at fair value, as determined in good faith by the Company's Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Company's Board of Directors. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the fund will be valued at fair value as determined in good faith by the Company's Board of Directors.


                              EXCHANGE PRIVILEGE

   Except as noted below, shareholders of certain Smith Barney mutual funds may exchange all or part of their shares for shares of the same class of other Smith Barney mutual funds, to the extent such shares are offered for sale in the shareholder's state of residence, on the basis of relative net asset value per share at the time of exchange as follows:

      A. Class A and Class Y shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds of the Smith Barney Mutual Fund Complex may do so without imposition of any charge.

      B. Class B shares of the Fund exchanged for Class B shares of another fund will be subject to the higher applicable CDSC of the two funds. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

      C. Upon exchange, new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the fund that have been exchanged.

   The exchange privilege enables shareholders to acquire shares of the same Class in the Fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Financial Consultant.

   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable deferred sales charge, the proceeds immediately invested, at a price as described above, in shares of the fund being acquired. Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

   Additional Information Regarding Exchanges. The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. Accordingly, if the Fund's management in its sole discretion determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of Fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

   During times of drastic economic or market conditions, the Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Additional Information Regarding Telephone Redemption and Exchange Program.

   Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days' prior notice to shareholders.

                               PERFORMANCE DATA

   From time to time, the Fund may advertise its total return and average annual total return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B and Class L shares of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this SAI, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Fund may also include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper and other financial publications.

   From time to time, the fund may quote yield or total return of a Class in advertisements or in reports and other communications to shareholders. The Fund may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may be included in the following financial publications: Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the fund describes the expenses or performance of any Class, it will also disclose such information for the other Classes.

Average Annual Total Return (Before Taxes)


   Average annual total return figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                               P(1 + T)/n /= ERV

    Where:    P = a hypothetical initial payment of $1,000
              T = average annual total return
              n = number of years
            ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. The Fund's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.


   The total returns below show what an investment in the Fund would have earned over a specified period of time (one, five or ten years or since inception) without assuming the payment of the maximum sales load when the investment was first made and that all distributions and dividends by the Fund were invested on the reinvestment dates during the period, less all recurring fees. The average annual total return is derived from this reinvestment dates during the period, less all recurring fees. The following chart reflects the financial performance of the Fund through the one, five and ten year periods ended September 30, 2003 and since inception:



                                           Total Returns
                     ----------------------------------------------------------
                                      5 Year        10 Year     Since Inception
                     Class 1 Year Average Annual Average Annual Average Annual
                     ----- ------ -------------- -------------- ---------------
 Inception: 02/26/99   A   27.98%      N/A            N/A           14.13%
 Inception: 02/26/99   B   27.12%      N/A            N/A           13.28%
 Inception: 02/26/99   L   27.05%      N/A            N/A           13.27%



   The total returns below show what an investment in the Fund would have earned over a specified period of time (one, five or ten years or since inception) assuming the payment of the maximum sales load when the investment was first made and that all distributions and dividends by the Fund were invested on the reinvestment dates during the period, less all recurring fees. The average annual total return is derived from this total return, which provides the ending redeemable value. The following chart reflects the financial performance of the Fund through the one, five and ten year periods ended September 30, 2003 and since inception:



                                           Total Returns
                     ----------------------------------------------------------
                                      5 Year        10 Year     Since Inception
                     Class 1 Year Average Annual Average Annual Average Annual
                     ----- ------ -------------- -------------- ---------------
 Inception: 02/26/99   A   21.59%      N/A            N/A           12.86%
 Inception: 02/26/99   B   22.12%      N/A            N/A           13.14%
 Inception: 02/26/99   L   24.83%      N/A            N/A           13.01%


   Performance will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered representative of the Class performance for any specified period in the future. Because the performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

Aggregate Total Return (Before Taxes)



   "Aggregate total return" represents the cumulative change in the value of an investment in the Class for the specified period and is computed by the following formula:



                                    ERV -_P


                                       P



Where: P   =   a hypothetical initial payment of $10,000.
       ERV =   Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.



   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.



                                  Aggregate Annual Total Return
                                      for the Periods Ended
                                       September 30, 2003
                                ---------------------------------
                                                         Since
             Class of Shares/1/ 1-Year 5-Year 10-Year Inception/1/
             ------------------ ------ ------ ------- -----------
                Class A/2/..... 21.59%  N/A     N/A     74.23%
                Class B/3/..... 22.12%  N/A     N/A     76.26%
                Class L/4/..... 24.83%  N/A     N/A     75.34%
                Class Y/5/.....  N/A    N/A     N/A      N/A

--------

/1 /Class A, B and L shares commenced operations on February 26, 1999.



/2 /The aggregate total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the aggregate annual total return for Class A shares would have been 27.98%, N/A, N/A and 83.44% for the same periods.



/3 /The aggregate annual total return figure assumes that the maximum applicable Deferred Sales Charge has been deducted from the investment at the time of redemption. If the maximum Deferred Sales Charge had not been deducted, the average annual total return for Class B shares would have been 27.12%, N/A, N/A and 77.26% for the same periods.



/4 /The aggregate annual total return figure assumes that the maximum applicable initial and Deferred Sales Charges have been deducted from the investment at the time of redemption. If the maximum initial and Deferred Sales Charges had not been deducted, the aggregate annual total return for Class L shares would have been 27.05%, N/A, N/A and 77.19% for the same periods.



/5 /Class Y shares do not incur sales charges or Deferred Sales Charges. There were no Class Y shares outstanding during the past fiscal year.



After Tax Return


   From time to time the Fund may include after-tax performance information in advertisements. To the extent the Fund includes such information, it will be computed according to the following formulas:

Average Annual Total Return (After Taxes on Distributions)

                            P(1 + T)/n /= ATV\\D \\


Where: P        =   a hypothetical initial payment of $1,000.
       T        =   average annual total return (after taxes on distributions).
       n        =   number of years
       ATV\\D\\ =   ending value of a hypothetical $1,000 investment made at the beginning of a 1-,
                    5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

                                  Aggregate Annual Total Return
                                 (After Taxes on Distributions)
                                      for the Periods Ended
                                       September 30, 2003
                                 -------------------------------
                                                         Since
                Class of Shares* 1-Year 5-Year 10-Year Inception
                ---------------- ------ ------ ------- ---------
                    Class A..... 21.19%  N/A     N/A    11.90%
                    Class B..... 21.71%  N/A     N/A    12.37%
                    Class L..... 24.42%  N/A     N/A    12.25%
                    Class Y.....  N/A    N/A     N/A     N/A

--------

* Class A, B and L shares commenced operations on February 26, 1999.


Average Annual Total Return (After Taxes on Distributions and Redemptions)

                            P(1 + T)/n /= ATV\\DR\\


Where: P         =   a hypothetical initial payment of $1,000.
       T         =   average annual total return (after taxes on distributions and redemption).
       n         =   number of years
       ATV\\DR\\ =   ending value of a hypothetical $1,000 investment made at the beginning of a 1-,
                     5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.



                                  Aggregate Annual Total Return
                                         (After Taxes on
                                 Distributions and Redemptions)
                                      for the Periods Ended
                                       September 30, 2003
                                 -------------------------------
                                                         Since
                Class of Shares* 1-Year 5-Year 10-Year Inception
                ---------------- ------ ------ ------- ---------
                    Class A..... 13.42%  N/A     N/A    10.24%
                    Class B..... 13.76%  N/A     N/A    10.60%
                    Class L..... 15.42%  N/A     N/A    10.49%
                    Class Y.....  N/A    N/A     N/A     N/A

--------

* Class A, B and L shares commenced operations on February 26, 1999.



   It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance. Each Class's net investment income changes in response to fluctuation in interest rates and the expenses of the Fund. In some cases the returns after taxes may exceed the returns before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.





                                     TAXES



   The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.



The Fund and Its Investments



   The Fund intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.



   As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of
(i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.



   The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.



   If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends that are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.



   The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



   The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.



   Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund's investments.



   Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.



   Passive Foreign Investment Companies. If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.



   If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.



   Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

   The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.



Taxation of U.S. Shareholders



   Dividends and Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.



   The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.



   Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.



   Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by the Fund after December 31, 2002 from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by the Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.



   We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.



   If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.



   Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.



   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.



   Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.



   Backup Withholding. The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.



Notices; Other Taxes



   Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.



   Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.



   Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.



   The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Fund and its shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.


                            ADDITIONAL INFORMATION

   The Company was organized as a Maryland corporation pursuant to Articles of Incorporation dated September 29, 1981, as amended from time to time. The Company was incorporated on September 29, 1981 under the name Hutton Investment Series, Inc. The Company's corporate name was changed on December 29, 1988, July 30, 1993 and October 28, 1994 to SLH Investment Portfolios Inc., Smith Barney Shearson Investment Fund Inc., and Smith Barney Investment Funds Inc., respectively. The Fund offers shares of common stock currently classified into four Classes, A, B, L and Y, with a par value of $.001 per share. Each Class represents an identical interest in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges for each Class; (c) the distribution and/or service fees borne by each Class pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

   The Company does not hold annual shareholder meetings. There normally will be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. The Directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the Company's outstanding shares and the Company will assist shareholders in calling such a meeting as required by the 1940 Act. When matters are submitted for shareholders vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional share vote for any fractional share held of that Class. Generally, shares of the Company will be voted on a Company-wide basis on all matters except matters affecting only the interests of one fund or one Class of shares.


   The Fund sends its shareholders a semi-annual report and an audited annual report, which include a list of the investment securities held by the Fund at the end of the reporting period. In an effort to reduce the Fund's printing and mailing costs, the Company plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their accounts should contact their Smith Barney Financial Consultant or the Fund's Transfer Agent.


                             FINANCIAL STATEMENTS


   The Fund's Annual Report to Shareholders for the fiscal year ended September 30, 2003 is incorporated herein by reference in its entirety (filed on December 15, 2003; accession number 0000891804-03-002685).


                               OTHER INFORMATION

   In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney Mutual Funds average 21 years in the industry and 15 years with the firm.

   Smith Barney Mutual Funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

   Classic Series--our portfolio manager driven funds

          Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.



   Research Series--driven by exhaustive fundamental securities analysis

          Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, our Research funds focus on well-defined industries, sectors and trends.

   Style Pure Series--our solution to funds that stray

          Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                                                                     APPENDIX A

                     Proxy Voting Policies and Procedures


   The Board of Trustees of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the manager. The manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup. Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the manager votes proxies relating to equity securities in the best interest of clients.



   In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.


   In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.


   In furtherance of the manager's goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as a business unit independent from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

   CAM maintains a Proxy Voting Committee, of which the manager's personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager's decision making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.


   If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

PART C - OTHER INFORMATION

Item 23.  Exhibits

All references are to the Registrant's registration statement on Form N-1A (the "Registration Statement") as filed with the SEC on October 2, 1981(File Nos. 2-74288 and 811-3275).

(a) Articles of Restatement dated September 17, 1993 to Registrant's Articles of Incorporation dated September 28, 1981, Articles of Amendment dated October 14, 1994, Articles Supplementary, Articles of Amendment dated October 14, 1994, Articles Supplementary, Articles of Amendments and Certificates of Correction dated November 7, 1994, are incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement filed on November 7, 1994. Articles of Amendment dated October 23, 1997 are incorporated by reference to Post-Effective Amendment No. 46 filed on October 23, 1997("Post-Effective Amendment No.46"). Articles of Amendment dated February 27, 1998 are incorporated by reference to Post-Effective Amendment No. 48 dated April 29, 1998. Articles of Amendment dated June 1, 1998 are incorporated by reference to Post-Effective Amendment No. 49 filed on July 16, 1998 ("Post-Effective Amendment No. 49").

(b) Registrant's By-Laws, as amended on September 30, 1992 are incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement filed on April 30, 1993.

(b)(2) Registrant's Amended and Restated By-Laws are incorporated by reference to Post- Effective Amendment No. 90 to the Registrant's Registration Statement on Form N-1A (File No. 2-74288) as filed with the Securities and Exchange Commission on April 30, 2003.

(c) Registrant's form of stock certificate for Smith Barney Hansberger Global Value Fund ("Global Value Fund") and Smith Barney Hansberger Global Value Small Cap Fund ("Small Cap Fund") is incorporated by reference to Post Effective Amendment 46.

(d)(1) Investment Advisory Agreement dated July 30, 1993, between the Registrant on behalf of Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund and Smith Barney Special Equities Fund and Greenwich Street Advisors is incorporated by reference to the Registration Statement filed on

Form N-14 on September 2, 1993, File No. 33-50153.

(d)(2) Investment Advisory Agreements on behalf of Smith Barney Growth Opportunity Fund and Smith Barney Managed Growth Fund is incorporated by reference to Post-Effective Amendment No. 40 filed on June 27, 1995. ("Post-Effective Amendment No.40")

(d)(3) Investment Management Agreements on behalf of Global Value Fund and Global Small Cap Fund between Registrant and Smith Barney Mutual Funds Management Inc. is incorporated by reference to Post-Effective Amendment No. 46.

(d)(4) Sub-Advisory Agreement on behalf of Global Value Fund and Global Small Cap Fund between MMC and Hansberger Global Investors Inc. is incorporated by reference to Post-Effective Amendment No. 46.

(d)(5) Investment Management Agreements on behalf of Smith Barney Small Cap Growth Fund and Smith Barney Small Cap Value Fund between Registrant and Mutual Management Corp. is incorporated by reference To Post-Effective Amendment No. 49.

(e)(1) Distribution Agreement dated July 30, 1993, between the Registrant and Smith Barney Shearson Inc. is incorporated by reference to the registration statement filed on Form N-14 on September 2, 1993.


File 33-50153.

(e)(2) Form of Distribution Agreement between the Registrant and PFS Distributors on behalf of Smith Barney Investment Funds Inc. is incorporated by reference to Post-Effective Amendment No. 40 filed on June 27, 1995.

(e)(3) Form of Distribution Agreement between the Registrant and CFBDS, Inc. is incorporated by reference to Post-Effective Amendment No. 49.

(e)(4) Selling Group Agreement is incorporated by reference to Post-Effective Amendment No.56 filed on February 26, 1999.

(e)(5) Form of Distribution Agreement with Salomon Smith Barney Inc. is incorporated by reference to Post- Effective Amendment No. 77 filed on December 5, 2000 ("Post- Effective Amendment No. 77").


(e)(6) Form of Distribution Agreement between the Registrant and PFS Distributors is incorporated by reference to Post-Effective Amendment No. 81 filed on April 26, 2001 ("Post-Effective Amendment No. 81").

(f) Not Applicable.

(g)(1) Custodian Agreement with PNC Bank, National Association is incorporated by reference to Post - Effective Amendment No. 44 filed on April 29, 1997.

(g)(2) Custodian Agreement with Chase Manhattan Bank is incorporated by reference to Post-Effective Amendment No. 46.


(g)(3) Custodian Agreement with State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 86. herewith.


(h)(1) Transfer Agency and Registrar Agreement dated August 5, 1993 with First Data Investor Services Group, Inc. (formerly The Shareholder Services Group, Inc.) is incorporated by reference to Post-Effective Amendment No. 31 as filed on December 22, 1993 (Post- Effective Amendment No. 31").

(h)(2)Sub-Transfer Agency Agreement between the Registrant and PFS Shareholders Services on behalf of Smith Barney Investment Funds Inc. is incorporated by reference to Post-Effective Amendment No. 40.

(h)(3) Form of Transfer Agency Agreement dated October 1, 1999 between the Registrant and Citi Fiduciary Trust Company (f/k/a Smith Barney Private Trust Company) is incorporated by reference to Post-Effective Amendment No. 77.

(h)(4) Form of Sub-Transfer Agency Agreement dated October 1, 1999 between Citi Fiduciary Trust Company (f/k/a Smith Barney Private Trust Company) and PFPC Global Fund Services (f/k/a First Data Investor Services Group, Inc.) is incorporated by reference to Post-Effective Amendment No. 77.

(h)(5) Form Sub-Transfer Agency Agreement between Citi Fiduciary Trust Company (fka Smith Barney Private Trust Company) and PFS Shareholder Services is incorporated by reference to Post-Effective Amendment No. 81.

(i) Opinion of Robert A. Vegliante, Deputy General Counsel of Smith Barney Mutual Funds Management Inc. filed with the Registrant's rule 24-f2 Notice (Accession No. 000091155-97-000104) is incorporated by reference.

(j)(1) Auditor's consent filed herewith.

(j)(2) Powers of Attorney are incorporated by reference to Post-Effective Amendment No. 89 to the Registrant's Registration Statement on Form N-1A (File No. 2-74288) as filed with the Securities and Exchange Commission on January 28, 2003.

(k) Not Applicable

(l) Not Applicable

(m)(1) Amended Services and Distribution Plans pursuant to Rule 12b-1 between the Registrant on behalf of Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Special Equities Fund and Smith Barney European Fund and Smith Barney, Inc. ("Smith Barney") are incorporated by reference to Post-Effective Amendment No. 37 filed on November 3, 1994 ("Post-Effective Amendment No. 37")

(m)(2) Form of Services and Distribution Plans pursuant to Rule 12b-1 between the Registrant on behalf of Smith Barney Growth Opportunity Fund and Smith

Barney Managed Growth Fund is incorporated by reference to Post-Effective Amendment No. 40.

(m)(3) Form of Services and Distribution Plans pursuant to Rule 12b-1 between the Registrant on behalf of the Global Value Fund and Small Cap Fund is incorporated by reference to Post-Effective Amendment No. 46.

(m)(4) Form of Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of each of its series is incorporated by reference to Post-Effective Amendment No. 49.

(m)(5) Form of Amended and Restated Shareholder Services and Distribution Plan pursuant to 12b-1 of Registrant is incorporated by reference to Post-Effective Amendment No. 77.

(n) Not Applicable.

(o) Form of Plan pursuant to Rule 18f-3 is incorporated by reference to Post-Effective Amendment No.50 to Registration Statement.

(p)(1) Revised Code of Ethics is incorporated by reference to Post-Effective Amendment No. 71 to the Registrant's Registration Statement.

(p)(2) Code of Ethics of Salomon Smith Barney is incorporated by reference to Post-Effective Amendment No. 89 to the Registrant's Registration Statement on Form N-1A (File No. 2-74288) as filed with the Securities and Exchange Commission on January 28, 2003.

(p)(3) Code of Ethics of PFS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 89 to the Registrant's Registration Statement on Form N-1A (File No. 2-74288) as filed with the Securities and Exchange Commission on January 28, 2003.

Item 24.

None.

Item 25. Indemnification

     The response to this item is incorporated by reference to Pre-Effective Amendment No. 1 to the registration statement filed on Form N-14 on October 8, 1993 (File No. 33-50153).

Item 26. Business and Other Connections of Investment Adviser

Investment Adviser - Smith Barney Fund Management LLC (formerly known as SSB Citi Fund Management LLC) ("Smith Barney Fund Management"). Smith Barney Fund Management was incorporated in December 1968 under the laws of the State of Delaware and converted to a Delaware limited liability company in 1999. Smith Barney Fund Management is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a wholly owned subsidiary of Citigroup Inc.

Smith Barney Fund Management is registered as an investment adviser under the Investment Advisers Act of 1940. The list required by this item 26 of officers and directors of Smith Barney Fund Management together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Smith Barney Fund Management pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-
8314).

Item 27. Principal Underwriters (a)



(a) Citigroup Global Markets Inc. ("CGM") (formerly Salomon Smith Barney Inc.), the Registrant's distributor, is the distributor for Smith Barney Trust II, Citi Cash Reserves, Citi U.S. Treasury Reserves, Citi Tax Free Reserves, Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves, Citi New York Tax Free Reserves, Citi Premium Liquid Reserves, Citi Premium U.S. Treasury Reserves, Citi Institutional Liquid Reserves, Citi Institutional U.S. Treasury Reserves, Citi Institutional Tax Free Reserves, and Citi Institutional Cash Reserves. CGM is the placement agent for Institutional Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Cash Reserves Portfolio.


CGM is also the distributor for the following funds: Salomon Brothers New York Tax Free Bond Fund, Salomon Brothers National Tax Free Bond Fund, Salomon Brothers California Tax Free Bond Fund, Salomon Brothers Mid Cap Fund, Smith Barney Allocation Series Inc., Smith Barney Diversified Large Cap Growth Fund, Smith Barney Small Cap Growth Opportunities Fund, Smith Barney Small Cap Growth Opportunities Portfolio, Smith Barney Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Municipal Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund, Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust, Salomon Brothers High Income Fund, Salomon Brothers High Income Fund II, Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Greenwich Street Series Fund, SB Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund, Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney Telecommunications Trust, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

(b) The information required by this Item 27 with respect to each director, officer and partner of CGM is incorporated by reference to Schedule A of Form BD filed by CGM pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).

Exchange Act of 1934 (SEC File No. 812-8510).

The information required by this Item 27 with respect to each director, officer and partner of PFS Distributors is incorporated by reference to Schedule A of Form BD filed by PFS Distributors pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

(c) Not applicable.

Item 28. Location of Accounts and Records

(1)  Smith Barney Investment Funds Inc.
     125 Broad Street
     New York, New York 10004

(2)  Smith Barney Fund Management LLC

     399 Park Avenue

     New York, New York 10022



(3)  State Street Bank & Trust Company
     225 Franklin Street
     Boston, Massachusetts 02110

(4)  Citicorp Trust Bank, fsb
     125 Broad Street
     New York, New York  10004


(5)  PFPC Inc.
     P.O. Box 9699
     Providence, RI 02940-9699


(6)  PFS Distributors Inc.
     3120 Breckinridge Blvd.
     Duluth, GA 30099-0001



Item 29. Management Services

     Not Applicable.

Item 30. Undertakings

Not applicable

SIGNATURES



Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, SMITH BARNEY INVESTMENT FUNDS INC., has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 28th day of January, 2004.



SMITH BARNEY INVESTMENT FUNDS INC.



By: /s/ R. Jay Gerken*
    R. Jay Gerken
    Chairman of the Board
    (Chief Executive Officer)


    WITNESS our hands on the date set forth below.

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                        Title                         Date



/s/ R. Jay Gerken         Chairman of the Board              01/27/2004
R. Jay Gerken             (Chief Executive Officer)

/s/ Richard L. Peteka *   Treasurer                          01/27/2004
Richard L. Peteka         (Chief Financial Officer)

/s/ Paul R. Ades *        Director                           01/27/2004
Paul R. Ades

/s/ Dwight B. Crane*      Director                           01/27/2004
Dwight B. Crane

/s/ Frank Hubbard*        Director                           01/27/2004
Frank Hubbard

 /s/ Jerome Miller*       Director                           01/27/2004
Jerome Miller

/s/ Ken Miller*         Director                           01/27/2004
Ken Miller



*Signed by R. Jay Gerken, their duly authorized attorney-in-fact, pursuant to power of attorney dated September 20, 2002.

/s/ R. Jay Gerken
R. Jay Gerken

EXHIBIT INDEX




(j)(1) Consent of Independent Auditors